SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [5]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 7 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                                Associate Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on February 28, 2000 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1)

     [ ] 75 days after filing pursuant to paragraph (a)(2)

     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEMBERS Mutual Funds

February 2000

Cash Reserves Fund
Bond Fund
Balanced Fund
High Income Fund
Growth and Income Fund
Capital Appreciation Fund
Emerging Growth Fund
International Stock Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.

THE FUNDS
      Cash Reserves Fund                                         1
      Bond Fund                                                  3
      Balanced Fund                                              5
      High Income Fund                                           7
      Growth and Income Fund                                     9
      Capital Appreciation Fund                                 11
      Emerging Growth Fund                                      13
      International Stock Fund                                  15
      Expenses                                                  17

This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

YOUR ACCOUNT                                                    20
      Buying Shares                                             21
      Selling Shares                                            25
      General Policies                                          27
      Distributions and Taxes                                   28
      Additional Investor Services                              29

This section gives you some additional information about MEMBERS Mutual Funds.

PORTFOLIO MANAGEMENT                                            29

FINANCIAL HIGHLIGHTS                                            32

APPENDIX
      Investment Adviser Past Performance                       40
      Expenses After Waivers and Reimbursements                 42



Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. You may get a copy of any of these reports at no cost by calling 1-800-877-6089.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.



                              Effective Date February 28, 2000.

                           Cash Reserves Fund
Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  require stability of principal

-  are seeking a mutual fund for the cash portion of an asset allocation program

-  need to "park" your money temporarily

-  consider yourself a saver rather than an investor

   or

-  are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

-  want federal deposit insurance

-  are seeking an investment that is likely to outpace inflation

-  are investing for retirement or other goals that are many years in the future

   or

-  are investing for growth or maximum current income

Investment Objective
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

Principal Risks
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the Cash Reserves Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

- Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

- Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

- To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

                           MEMBERS Cash Reserves Fund Performance

                           How has the Cash Reserves Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Cash Reserves Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 4.83%, 1998 4.98%, and 1999 4.67%]

              Best Calendar Quarter:    4Q '99       1.26%
              Worst Calendar Quarter:   2Q '99       1.09%


Please remember that past performance is no guarantee of the results the Cash Reserves Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

How does the performance of the Cash Reserves Fund compare to the money market?


The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.

                           Average Annual Total Returns
                           (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             1.83%         -0.87%

Class B Shares             2.32%         -0.62%

90-day U.S. Treasury Bill  4.88%          4.73%


Class A and B Share returns are net of applicable Sales Charges.

                           Bond Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  are seeking a regular stream of income

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

-  want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

   or

-  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-  are investing for maximum return over a long time horizon

   or

-  require absolute stability of your principal

Investment Objective
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

Principal Risks
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The CIMCO management team utilizes an approach that involves frequent trading of the securities in the portfolio. The Fund may invest in the following instruments:


- Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

- Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                           MEMBERS Bond Fund Performance(1)

                           How has the Bond Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Bond Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 3.76%, 1998 6.82%, and 1999 0.78%]

              Best Calendar Quarter:   3Q '98        3.47%
              Worst Calendar Quarter:  2Q '99       -0.44%

Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

(1) CIMCO waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.


How does the performance of the Bond Fund compare to the bond market?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government Corporate Bond Index which is one measure of the performance of the relevant market.


                           Average Annual Total Returns
                            (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             1.51%         -3.55%

Class B Shares             1.30%         -4.38%

Lehman Index               4.41%          0.39%


Class A and B Share returns are net of applicable Sales Charges.

                           Balanced Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  are looking for a more conservative option to a growth-oriented fund

-  want a well-diversified and relatively stable investment allocation

-  need a core investment

- seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

   or

-  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-  are investing for maximum return over a long time horizon

-  want your return to be either ordinary income or capital gains, but not both

   or

-  require a high degree of stability of your principal

Investment Objective
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

Principal Risks
What are the main risks of investing in this fund?

The risks of this fund are similar to the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

-  non-investment grade securities

-   foreign securities

-   mortgage-backed securities

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                           MEMBERS Balanced Fund Performance

                           How has the Balanced Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Balanced Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 14.50%, 1998 14.49%, and 1999 13.28%]

              Best Calendar Quarter:   4Q '98       10.56%
              Worst Calendar Quarter:  3Q '98       -4.23%


Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.


                           Average Annual Total Returns
                           (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             11.44%         7.28%

Class B Shares             12.15%         7.93%

Blended Index*             14.10%        10.14%

Lehman Index               4.41%          0.39%

S&P 500                    25.81%        21.04%

90-day U.S. Treasury Bill  4.88%          4.73%


Class A and B Share returns are net of applicable Sales Charges.

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

                           High Income Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  are seeking a regular stream of income

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

-  want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

   or

-  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-  desire relative stability of your principal

   or

-  are investing for maximum return over a long time horizon

Investment Objective
What is this fund's goal?

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by CIMCO to manage the assets of the fund.

Principal Risks
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                           MEMBERS High Income Fund Performance

                           How has the High Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the High Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 3.20%, 1998 -0.15%, and 1999 5.96%]

              Best Calendar Quarter:   1Q '99        4.12%
              Worst Calendar Quarter:  3Q '98       -6.77%


Please remember that past performance is no guarantee of the results the High Income Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the High Income Fund compare to the high yield market?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Index which is one measure of the performance of the relevant market.

                           Average Annual Total Returns
                            (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             0.96%         1.40%

Class B Shares             0.79%         0.83%

Lehman Index               2.22%         2.39%

Class A and B Share returns are net of applicable Sales Charges.

                           Growth and Income Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  are looking for a stock fund that has both growth and income components

-  are looking for a more conservative option to a growth-oriented fund

-  need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

   or

-  are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-  are investing for maximum return over a long time horizon

- desire your return to be either ordinary income or capital gains, but not both

   or

-  require a high degree of stability of your principal

Investment Objective
What is this funds goal?

The Growth and Income Fund seeks long-term capital growth, with income as a secondary consideration.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

Principal Risks
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities. The principal risks of foreign securities are described in the International Stock Fund page.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                           MEMBERS Growth and Income Fund Performance

                           How has the Growth and Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Growth and Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 17.89%, 1998 16.74%, and 1999 16.64%]

              Best Calendar Quarter:   4Q '98       16.83%
              Worst Calendar Quarter:  3Q '98      -10.45%


Please remember that past performance is no guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Growth and Income Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.


                           Average Annual Total Returns
                            (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             14.73%        10.46%

Class B Shares             15.52%        11.26%

S&P 500                    25.81%        21.04%


Class A and B Share returns are net of applicable Sales Charges.

                           Capital Appreciation Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-  want to diversify your investments

-  are seeking a fund for the growth portion of an asset allocation program

   or

-  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-  are investing with a shorter investment time horizon in mind

-  are seeking income rather than capital gains

   or

-  are uncomfortable with an investment whose value may vary substantially

Investment Objective
What is this fund's goal?

The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.


Principal Risks
What are the main risks of investing in this fund?
As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors (such as investors' perception or sentiment about equity markets or segments of equity markets) that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent the fund invests in smaller and midsize companies it takes on greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in foreign securities, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is contained in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                           MEMBERS Capital Appreciation Fund Performance

                           How has the Capital Appreciation Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Capital Appreciation Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 23.36%, 1998 20.19%, and 1999 23.62%]

              Best Calendar Quarter:   4Q '98       20.31%
              Worst Calendar Quarter:  3Q '98      -11.80%


Please remember that past performance is no guarantee of the results the Capital Appreciation Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Capital Appreciation Fund compare to the capital appreciation market?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 400 and S&P 1500 which are measures of the performance of the relevant market. The S&P 1500 index is a new benchmark for the Fund. We intend to include the S&P 1500, and not the S&P 400, going forward because the Adviser believes the S&P 1500 more accurately reflects the securities held in the fund portfolio of investments.


                           Average Annual Total Returns
                            (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             20.06%        17.06%

Class B Shares             21.06%        18.17%

S&P 400                    18.33%        14.73%

S&P 1500                   24.36%        20.25%


Class A and B Share returns are net of applicable Sales Charges.

                           Emerging Growth Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

-  have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-  want to diversify your investments

-  are seeking a fund for the growth portion of an asset allocation program

-  are seeking exposure to smaller companies

   or

-  are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-  are investing with a shorter investment time horizon in mind

-  are seeking an investment based on income rather than capital gain

   or

-  are uncomfortable with an investment whose value may vary substantially.

Investment Objective
What is this fund's goal?

The Emerging Growth Fund seeks long-term capital appreciation.

Portfolio Management
Who makes the investment decisions for this fund?
The fund is managed by a team of CIMCO's portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by CIMCO to manage the assets of the fund.

PRINCIPAL RISKS
What are the main risks of investing in this fund?
As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may increase or decrease due to factors that have nothing to do with the issuer. Loss of money is a very significant risk of investing in this fund. Due to its focus on securities of small capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of smaller capitalization companies experience greater price volatility than securities of larger capitalization companies because growth prospects for smaller companies are less certain and the market for such securities is smaller. Securities of smaller capitalization companies are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value.

Many emerging growth companies do not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the International Stock Fund page.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?
The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The fund seeks securities of emerging growth companies, which are companies that are either:

- relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

- major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

Principal Investment Strategies (Emerging Growth Fund continued from the previous page)

Emerging growth companies that the fund seeks may be of any size if they have products, proprietary technologies, management, or market opportunities that can support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Nonetheless, most such companies are small and have securities with smaller market capitalizations.

The subadviser generally follows a qualitative analysis (fundamental analysis of the business prospects of each company) process in selecting securities for the fund. The fund typically sells a security when: (1) the fundamental analysis of the issuer no longer suggests that the issuer will meet the earnings growth expectations that led to its purchase, (2) the price exceeds its intrinsic value, or (3) other securities appear more attractively priced relative to their intrinsic values.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

*Note: The Emerging Growth Fund is a new fund that does not have historical investment performance. When it does, its performance will be shown along with the performance of the S&P 500 Large Cap Index and the Russell 2000 Index, which are measures of the performance of the relevant market. The following table shows the historical performance of these indexes.

                           Average Annual Total Returns
                           (As of December 31, 1999)
                           One Year           Five Year         Ten Year
S&P 500 Index              21.04%             28.55%            18.20%
Russell 2000 Index         21.26%             16.45%            13.28%

                           International Stock Fund

Investor Profile
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-  are seeking to diversify
your domestic investments

- are seeking access to markets that can be less accessible to individual investors in the U.S.

-  are willing to accept high risk to achieve higher long-term growth

-  are seeking funds for the growth portion of an asset allocation program

   or

-  are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-  are investing with a shorter investment time horizon in mind

-  are uncomfortable with an investment whose value may vary substantially

-  are seeking income rather than capital gains

   or

- want to limit your exposure to foreign markets or currencies or income from foreign sources

Investment Objective
What is this fund's goal?

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:
-  Fluctuations in currency exchange rates.
-  Higher trading and custody charges compared to securities of U.S. companies.
- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.
- Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.
-  Potential political instability.
- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in smaller companies involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for the to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a

Principal Investment Strategies (International Stock Fund continued from the previous page)

foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.


The fund allocates portions of its assets to one or more subadvisers to achieve a blend of suitable investments. Approximately two-thirds (66.67%) of the fund's assets are managed by a subadviser that focuses on acquiring relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those generally representative of the securities comprising the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Index. This subadviser typically maintains this segment of the fund's portfolio in 30 to 45 such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.


Currently, the fund's remaining assets are managed by a subadviser that focuses on acquiring small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements. The percentage of assets allocated to any subadviser will vary depending upon CIMCO's perception of the relative attractiveness of the type of securities that the subadviser specializes in under current market conditions.

                           MEMBERS International Stock Fund Performance

How has the International Stock Fund performed?
The following bar chart provides an illustration of the performance of the Class A Shares of the International Stock Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception 14.54%, 1998 6.79%, and 1999 19.77%]
              Best Calendar Quarter:   4Q '98       14.61%
              Worst Calendar Quarter:  3Q '98      -14.41%


Please remember that past performance is no guarantee of the results the International Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past. How does the performance of the International Stock Fund compare to the international market?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCIEAFE Index which is one measure of the performance of the relevant market.


                           Average Annual Total Returns
                            (As of December 31, 1999)

                           Since
                           Inception     1 Year

Class A Shares             11.53%        13.42%
Class B Shares             12.15%        14.38%
MSCIEAFE                   24.16%        27.31%


Class A and B Share returns are net of applicable Sales Charges.

EXPENSES
Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                           Shareholder Transaction Expenses
                                                                        Growth  Capital
                           CLASS    Cash                        High     and    Appre-   Emerging   Int'l
                                    Reserves  Bond    Balanced  Income  Income  ciation  Growth     Stock
Maximum sales charge (Load)
 on purchases                A         5.3%    4.3%    5.3%      4.3%    5.3%    5.3%    5.3%        5.3%
 (as a % of offering price)  B      ------------------------------------ None----------------------------

Maximum deferred sales
charge (Load)                A      ------------------------------------ None (1) -----------------------
                             B         4.5%     4.5%    4.5%     4.5%    4.5%    4.5%    4.5%        4.5%
   (1) Except for investments of $1,000,000 or more.  (See "Sales Charges.")



                           Annual Fund Operating Expenses (as a percentage of average net assets)
                           CLASS A
                                              Service                     Expense         Net
 FUNDS                     Management 12b-1    Fee    Other     Total   Reimbursement   Expenses
Cash Reserves               .40%      None    None    2.23%     2.63%   2.08%           0.55%
Bond                        .50%      None     .25%   1.27%     2.02%   1.12%           0.90%
Balanced                    .65%      None     .25%   0.57%     1.47%   0.37%           1.10%
High Income                 .55%      None     .25%   1.17%     1.97%   0.97%           1.00%
Growth & Income             .55%      None     .25%   0.45%     1.25%   0.25%           1.00%
Capital Appreciation        .75%      None     .25%   0.71%     1.71%   0.51%           1.20%
Emerging Growth             .75%      None     .25%   0.81%     1.81%   0.61%           1.20%
International Stock        1.05%      None     .25%   0.88%     2.18%   0.58%           1.60%



                           CLASS B
                                              Service                   Expense          Net
  FUNDS                    Management 12b-1    Fee    Other     Total   Reimbursement   Expenses
Cash Reserves               .40%      .75%    None    2.23%     3.38%   2.08%           1.30%
Bond                        .50%      .75%    .25%    1.27%     2.77%   1.12%           1.65%
Balanced                    .65%      .75%    .25%    0.57%     2.22%   0.37%           1.85%
High Income                 .55%      .75%    .25%    1.17%     2.72%   0.97%           1.75%
Growth & Income             .55%      .75%    .25%    0.45%     2.00%   0.25%           1.75%
Capital Appreciation        .75%      .75%    .25%    0.71%     2.46%   0.51%           1.95%
Emerging Growth             .75%      .75%    .25%    0.81%     2.56%   0.61%           1.95%
International Stock        1.05%      .75%    .25%    0.88%     2.93%   0.58%           2.35%

The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNA Brokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges. For this reason, and others we will not normally accept purchase orders of $500,000 or more for Class B Shares from a single investor. Additionally, Class B Shares automatically convert to Class A Shares after seven years, thus reducing annual expenses in subsequent years. (Class B Shares purchased by reinvesting Class B Dividends convert to Class A Shares proportionally.)

The funds' investment adviser, CIMCO Inc. (CIMCO), has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by CIMCO to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.


Examples
The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. Expense tables including the expense waivers and reimbursements described above can be found on page 42. Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:


                                      Class A                           Class B
                           Year 1     Year 3  Year 5  Year 10   Year 1  Year 3  Year 5  Year 10
Cash Reserves               782       1304    1851    3337       791    1389    1960    3419
Bond                        626       1036    1471    2677       730    1209    1664    2836
Balanced                    672       1970    1290    2194       675    1044    1390    2276
High Income                 621       1022    1447    2627       725    1194    1640    2787
Growth and Income           651       1906    1180    1961       653    1977    1278    2043
Capital Appreciation        695       1040    1409    2442       699    1117    1511    2525
Emerging Growth             704       1069    1458    2544       709    1146    1560    2626
International Stock         739       1176    1638    2910       746    1257    1743    2993


Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:


                                      Class A                           Class B
                           Year 1     Year 3  Year 5  Year 10   Year 1  Year 3  Year 5  Year 10
Cash Reserves               782       1304    1851    3337       341    1039    1760    3419
Bond                        626       1036    1471    2677       280    1859    1464    2836
Balanced                    672       1970    1290    2194       225    1694    1190    2276
High Income                 621       1022    1447    2627       275    1844    1440    2787
Growth and Income           651       1906    1180    1961       203    1627    1078    2043
Capital Appreciation        695       1040    1409    2442       249    1767    1311    2525
Emerging Growth             704       1069    1458    2544       259    1796    1360    2626
International Stock         739       1176    1638    2910       296    1907    1543    2993


These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

YOUR ACCOUNT

The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell o transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the changes that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERS Mutual Funds.

Opening or Adding to an Account (applicable to all shareholders)

1.  Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERS Mutual Funds must meet certain minimum investment amounts.

The minimum investments are as follows:

Type of Account                       Initial Minimum         Subsequent Minimum
Non-retirement account                 $1,000                     $150
                                      ($250 per fund)           ($50 per fund)
Retirement account                       $500                     $150
                                      ($250 per fund)           ($50 per fund)
Systematic investment programs1
Twice Monthly(24 per year)                $50                      $50
                                      ($50 per fund)            ($50 per fund)
Monthly                                   $50                      $50
                                      ($50 per fund)            ($50 per fund)
Bimonthly (every other month)            $100                     $100
                                      ($50 per fund)            ($50 per fund)
Quarterly                                $150                     $150
                                      ($50 per fund)            ($50 per fund)

(1) Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or contact MEMBERS Mutual Funds, at 1-800-877-6089.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

Buying Shares (not applicable to shareholders who have a brokerage account) The following explains how to buy shares by check, wire, or phone.

--------------------------------------------------------------------------------
    OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
                                    BY CHECK
--------------------------------------------------------------------------------
Make out a check for the investment amount, Make out a check for the investment
payable to MEMBERS Mutual Funds.            amount, payable to MEMBERS Mutual
                                            Funds.
--------------------------------------------------------------------------------
Deliver the check and your completed        Fill out the detachable investment
application to your financial               slip from an account statement.  If
representative, or mail them to:            no slip is available, include a note
                                            specifying the fund name, your share
 CUNA Brokerage Services, Inc.              class, your account number and the
 2000 Heritage Way                          name(s) in which the account is
 Waverly, IA 50677                          registered. Mail to:
 Attn: MEMBERS Mutual Funds

                                             MEMBERS Mutual Funds
                                             Post Office Box 60569
                                             King of Prussia, PA 19406-0569
--------------------------------------------------------------------------------
                                     BY WIRE
--------------------------------------------------------------------------------
Deliver your completed application to your  Instruct your credit union or other
financial representative, or mail it to:    financial institution to wire the
                                            amount of your investment to
 CUNA Brokerage Services, Inc.               Boston Safe Deposit & Trust:
 2000 Heritage Way                           ABA# 011001234
 Waverly, IA 50677                           FOR:  MEMBERS Mutual Funds
 Attn: MEMBERS Mutual Funds                  A/C 143286
                                             FBO (Shareholder name and account
                                             number)
--------------------------------------------------------------------------------
Obtain your account number by calling your  Specify the fund name(s), your share
financial representative or MEMBERS         class(es), your account number(s),
Mutual Funds at 1-800-877-6089.             the name(s) in which the account(s)
                                            is (are) registered, and the
                                            amount(s) of your investment in each
                                            fund.
--------------------------------------------------------------------------------
Instruct your credit union or other
financial institution to wire the amount of
your investment to Boston Safe Deposit &
Trust
ABA# 011001234
FOR:  MEMBERS Mutual Funds
A/C 143286
FBO (Shareholder name and account number)
--------------------------------------------------------------------------------
                                    BY PHONE
          24 hours a day using your touch-tone phone, call 1-800-877-6089
--------------------------------------------------------------------------------
Not currently available.                    Verify that your credit union or
                                            other financial institution is a
                                            member of the Automated Clearing
                                            House (ACH) system.
--------------------------------------------------------------------------------
                                            You are automatically eligible to
                                            purchase shares by phone, upon
                                            set-up of ACH electronic funds
                                            transfer, unless you indicate
                                            otherwise in the account options
                                            section of your application.
--------------------------------------------------------------------------------
                                            Call MEMBERS Mutual Funds at
                                            1-800-877-6089 to verify that these
                                            features are in place on your
                                            account.
--------------------------------------------------------------------------------
                                            Tell the MEMBERS Mutual Funds
                                            representative the fund name(s),
                                            your share class(es), your account
                                            number(s), the name(s) in which the
                                            account(s) is (are) registered, and
                                            the amount(s) of your investment in
                                            each fund.
--------------------------------------------------------------------------------
Purchase orders accepted by the fund after 3:00 p.m. central time will be processed using the next day's net asset value.

Sales Charges

The following explains how sales charges are calculated.

Class A Sales Charges

                                            Cash Reserves Fund
                                               Balanced Fund
                                          Growth and Income Fund
                                         Capital Appreciation Fund
                                           Emerging Growth Fund                                 Bond Fund
      Purchase Payment                   International Stock Fund                           High Income Fund

                                     As a % of             As a % of Net            As a % of           As a % of Net
                                 Purchase Payment         Amount Invested       Purchase Payment       Amount Invested
        Under $50,000                  5.3%                    5.6%                   4.3%                    4.5%
     $50,000 to $99,999                4.3%                    4.5%                   3.8%                    4.0%
    $100,000 to $249,999               3.3%                    3.4%                   3.3%                    3.4%
    $250,000 to $499,999               2.3%                    2.4%                   2.3%                    2.4%
    $500,000 to $999,999               1.9%                    2.0%                   1.9%                    2.0%
   $1,000,000 and over(1)              None                    None                   None                    None

(1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A Shares of over $1,000,000. The CDSC will be calculated as described below for Class B Shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges


Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. Class B Shares automatically convert to Class A Shares, based on relative net asset value, at the end of the seventh year after purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


         Years After Purchase     1       2       3       4        5         6
         CDSC                    4.5%    4.0%    3.5%    3.0%     2.0%      None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                          Price Per       Shares         Total         Account
         Date                       Action                  Share        Purchased      Shares          Value
  January 1, Year 1        Purchased shares                  $10            100           100          $1,000
  December 31, Year 1      Reinvested dividends              $15            10            110          $1,650
  January 1, Year 2        Purchased shares                  $15            100           210          $3,150
  December 31, Year 2      Reinvested dividends              $20            21            231          $4,620
  January 1, Year 3        Purchased shares                  $20            100           331          $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

 Type of Shares Sold (in order)                 Amount      CDSC (%)   CDSC ($)
 Share price increases of purchased shares      $1,500       None       None
 Dividends (including share price increases)    $  620       None       None
 Aged Shares (oldest sold first):
   Purchased January 1, Year 1                  $1,000       3.5%(1)    $35.00
   Purchased January 1, Year 2                  $  880(2)    4.0%(1)    $35.20
 Total                                          $4,000       1.75%(3)   $70.20

   (1)  As a percentage of original purchase payment.
   (2) $620 of the original $1,500 purchase payment would remain available for redemption.
   (3)  As a percentage of the amount redeemed.

Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See Additional Investor Services - Systematic Withdrawal Program on page 29.

Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B Shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

Sales Charge Reductions and Waivers

Class A Shares may be offered without front-end sales charges to various individuals and institutions, including:

- Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, an immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

-  Registered representatives of CUNA Brokerage.

- Financial representatives utilizing fund shares in fee-based managed accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).

- Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

- Certain defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.

- Rights of Combination, you may combine certain Class A Shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

- Rights of Accumulation, you may add the value of any Class A Shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.

- Letter of Intention, you may purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

- Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.


- Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:
   1. You must request this waiver when you place your purchase order; and
   2. You must have redeemed the shares of the other mutual fund within the past 60 days; and
   3. You must have purchased the shares of the other mutual fund in a lump sum purchase within the past 3 years; or
   4. You must have purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.


CUNA Brokerage may require evidence of your qualification for these waivers.


Please refer to the SAI for a description of Class B Share waivers and additional Class A Share waivers.

Selling Shares (not applicable to shareholders who have a brokerage account)

The following explains how to sell your shares by letter, phone or exchange. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.

     BY LETTER (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

-----------------------------------------------------------------------------------------------
   If you are:                       To make a written request to sell shares, you must include:
------------------------------------------------------------------------------------------------
An owner of an individual, joint,    -  Letter of instruction
sole proprietorship, UGMA/UTMA       -  On the letter, the signatures and titles of all persons
(custodial accounts for minors) or      authorized to sign for the account, exactly as the
a general partner account               account is registered
                                     -  Signature guarantee if applicable (see page 26)
-----------------------------------------------------------------------------------------------
An owner of a corporate or           -  Letter of instruction
association account                  -  Corporate resolution, certified within the past two
                                        years, specifying the individual(s) authorized to sell
                                        securities
                                     -  On the letter and the resolution, the signature of the
                                        person(s) authorized to sign for the account
                                     -  Signature guarantee if applicable (see page 26)
-----------------------------------------------------------------------------------------------
An owner or trustee of a trust       -  Letter of instruction containing the signature(s) of
                                        the trustee(s) account
                                     -  If the names of all trustees are not registered on the
                                        account, please also provide a copy of the trust
                                        document certified within the past six months,
                                        specifying the individual(s) authorized to sell
                                        securities
                                     -  Signature guarantee if applicable (see page 26)
-----------------------------------------------------------------------------------------------
A joint tenancy shareholder whose    -  Letter of instruction signed by the surviving tenant
co-tenant(s) are deceased            -  Certified copy of death certificate(s) of the deceased
                                        co-tenant(s)
                                     -  Signature guarantee if applicable (see page 26)
------------------------------------------------------------------------------------------------
An executor of a shareholder's       -  Letter of instruction signed by the executor
estate                               -  Copy of the order appointing the executor, certified
                                        within 60 days of receipt by MEMBERS Mutual Funds
                                     -  Signature guarantee if applicable (see page 26)
------------------------------------------------------------------------------------------------
An administrator, conservator,       -  Call MEMBERS Mutual Funds at 1-800-877-6089 for
guardian or other seller or the         instructions
owner of an account type not listed
above

Mail the materials to MEMBERS Mutual Funds using the address on page 31. A check will be mailed to the name(s) and address in which the account is registered.

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERS Mutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

     BY PHONE (available for most accounts and sales of up to $50,000) For automated service 24 hours a day using your touch-tone phone, call 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4 p.m. Central Standard Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.
--------------------------------------------------------------------------------
Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. Boston Safe Deposit & Trust will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.
--------------------------------------------------------------------------------
     BY EXCHANGE (available for accounts of any type and sales of any amount)
--------------------------------------------------------------------------------
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
Call your financial representative or MEMBERS Mutual Funds at 1-800-877-6089 to request an exchange.
--------------------------------------------------------------------------------
     Redemption requests accepted by the fund after 3:00 p.m. central time will be processed using the next day's net asset value.

General Policies

- Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, money orders, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of $500,000 or more for Class B Shares from a single investor.


- Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. central time will be processed using the next day's net asset value.

- Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERS Mutual Funds.

- Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

- Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.


- Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charge. (Certain exchanges will incur additional sales charges; see the SAI for more information on the exchange privilege). With the exception of the Cash Reserves Fund, only five exchanges are allowed per fund in a calendar year. If you establish a Systematic Exchange Program (see page 29) those exchanges are not included in this exchange limit policy. Class B Shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

- Year 2000. The MEMBERS funds, like all funds, could be adversely affected by computer systems that do not properly process date-related information on and after January 1, 2000. This is often referred to as "Year 2000" or "Y2K". While Year 2000 problems could have a negative effect on funds, CIMCO and its affiliated entities worked to avoid such problems. As a result of these efforts, it is not anticipated that you will experience negative affects on your investments from the Year 2000 transition.

- Euro Conversion. On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro. In effect, the Euro will become the official currency of the EMU and will replace the individual currencies previously used by countries such as Italy and France. It is expected that approximately 46% of the stock exchange capitalization of the entire European market may be reflected in Euros, and participating governments will issue their bonds in Euros. The implementation of the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength of other major currencies, including the U.S. dollar. It is not possible to accurately predict what effect, if any, the conversion to the Euro by the EMU will have on the operation of the accounts. However, to the extent that a fund such as the International Stock Fund invests in securities denominated by the Euro, the fund may be exposed to certain risks relating to the Euro conversion. For more detail please refer to the SAI.

- Householding. To save time, money and resources, MEMBERS intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS.

- Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

- Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any systematic reinvestment or transaction) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

- Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.

- Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Distributions and Taxes

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.
                         Timing of Dividend Payments

     Fund                     Dividends Declared          Dividends Paid
 Cash Reserves                   Daily                      Monthly
     Bond                        Daily                      Monthly
   Balanced                     Monthly                     Monthly
  High Income                    Daily                      Monthly
Growth and Income              Quarterly                   Quarterly
Capital Appreciation           Annually                     Annually
 Emerging Growth               Annually                     Annually
International Stock            Annually                     Annually

Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional Investor Services

Systematic Investment Program. You can set up regular investments from your paycheck or credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $50 per transaction ($50 minimum per fund). (Please see the table on page 20.) Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.


Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or CUNA Brokerage. On B Share accounts no CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value.


Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.

Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans and other pension and profit-sharing plans. Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call your MEMBERS Mutual Funds representative at 1-800-877-6089.


Payment of Broker Account Fees. CUNA Brokerage charges its non-retirement account customers certain account fees, including an annual account maintenance fee. If an investor maintains a non-retirement CUNA Brokerage account with a $15,000 minimum monthly account balance in MEMBERS funds for each month of the calendar year, CIMCO agrees to pay the annual account maintenance fee, out of its management fee, up to a limit of .10% of the amount invested in MEMBERS funds.


PORTFOLIO MANAGEMENT


The investment adviser for MEMBERS Funds is CIMCO Inc., 5910 Mineral Point Road, Madison, WI 53701-0391. CIMCO was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). CIMCO has approximately $8 billion of assets under management.

CIMCO employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation funds are managed by teams of portfolio managers employed by CIMCO.

As payment for its services as the investment adviser for the MEMBERS Mutual Funds, CIMCO receives a management fee based upon the assets of each fund. The management fee paid to CIMCO is computed and accrued daily and paid monthly, at the following annual rates:


         Cash Reserves Fund                                   0.40%
         Bond Fund                                            0.50%
         Balanced Fund                                        0.65%
         High Income Fund                                     0.55%
         Growth and Income Fund                               0.55%
         Capital Appreciation Fund                            0.75%
         Emerging Growth Fund                                 0.75%
         International Stock Fund                             1.05%

CIMCO manages the assets of the High Income Fund, Emerging Growth Fund and International Stock Fund using a "manager of managers" approach under which CIMCO may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. CIMCO selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and CIMCO does not expect frequent changes in subadvisers.


CIMCO monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and CIMCO received an order of the Commission that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.


As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund and the Emerging Growth Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $136.7 billion on behalf of over 4.2 million investor accounts as of December 31, 1999. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.


As of the date of this prospectus, IAI International Limited ("IAI") in part and Lazard Asset Management ("Lazard") in part manage the assets of the International Stock Fund.

In addition to the International Stock Fund, IAI furnishes investment advice to other concerns, including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, and has total assets under management in excess of $2.8 billion. The ultimate corporate parent of IAI is Lloyds TSB Group plc, a publicly held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking.

Lazard began managing separate account international equity portfolios in 1985. Lazard has over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York based division of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) Gmblt, based in Frankfurt, Lazard Japan Asset Management KK, based in Tokyo, Lazard Asset Management Egypt, based in Cairo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Lazard also works closely with Lazard Freres Gestion-Banque, based in Paris, which is affiliated with Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 on weekdays between the hours of 8:00 a.m. and 4:00 p.m. (CST).

All shareholder inquiries and transaction       When using an overnight delivery
requests should be mailed to:                   service, mail inquiries and
                                                requests to:

MEMBERS Mutual Funds                            PFPC Global Fund Services
Post Office Box 60569                           MEMBERS Mutual Funds
King of Prussia, PA 19406-0569                  211 South Gulph Road
                                                King of Prussia, PA 19406

Use of Certain Brokers

CIMCO may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when CIMCO believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

Compensation of Brokers and their Representatives

The MEMBERS Mutual Funds pay compensation to CUNA Brokerage for selling the funds' shares. CUNA Brokerage passes along a portion of this compensation to your financial representative. Additionally, CIMCO may pay CUNA Brokerage for certain account fees as described in the "Additional Investor Services" section.

Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account-Sale Charges" earlier in this prospectus. The portions of these expenses that are reallowed to CUNA Brokerage are shown in the table below. From time to time, CIMCO, at its discretion, may reallow the entire sales charge as part of a sales promotion program.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.

       Amount of                Type          Sales Charge       Maximum
       Purchase                  of              Paid by       Reallowance
        Payment                 Fund            Investors     or Commission
        CLASS A
                           Equity funds(1)        5.3%            5.0%
     $0 to $49,999
                           Income funds(2)        4.3%            4.0%
                           Equity funds(1)        4.3%            4.0%
  $50,000 to $99,999
                           Income funds(2)        3.8%            3.5%
 $100,000 to $249,999         All funds           3.3%            3.0%
 $250,000 to $499,999         All funds           2.3%            2.0%
 $500,000 to $999,999         All funds           1.9%            1.7%
 More than $1,000,000         All funds           1.0%(3)         0.8%(4)
        CLASS B
      All amounts             All funds           4.5%(5)         4.0%

(1) Cash Reserves Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund, and International Stock Fund.
(2)  Bond Fund and High Income Fund.
(3)  Maximum CDSC on A Shares sold without payment of sales charges.
(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.
(5)  Maximum CDSC on B Shares.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The Emerging Growth Fund does not have a calender year of performance and therefore does not appear in the financial highlights. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request. The financial highlights for periods ended October 31, 1998 have been audited by KPMG LLP.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                          Cash Reserves Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        1.00     $       1.00     $       1.00     $       1.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                           --               --               --               --
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        1.00     $       1.00     $       1.00     $       1.00
                                                               =============     ============     ============     ============


Total Return+                                                           4.60%            3.81%            4.21%(2)         3.50%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       4,481     $      3,501     $      4,339     $        894
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.63%            3.38%            4.76%(1)         5.51% (1)
      After reimbursement of expenses by Adviser                        0.55%            1.30%            0.55%(1)         1.30% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       2.33%            1.84%            0.67%(1)        (0.08)%(1)
      After reimbursement of expenses by Adviser                        4.41%            3.92%            4.88%(1)         4.13% (1)

(1)  Annualized

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Cash Reserves Fund Class A and Cash Reserves Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                               Bond Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------

Net Asset Value, Beginning of Period                           $       10.14     $      10.14     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.51             0.44             0.45             0.39
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain(loss)on investments        (0.35)           (0.35)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.16             0.09             0.59             0.53
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.51)           (0.44)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.05)           (0.04)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.56)           (0.48)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                             (0.40)           (0.39)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        9.74     $       9.75     $      10.14     $      10.14
                                                               =============     ============     ============     ============



Total Return+                                                           1.60%            0.94%            6.08%(2)         5.36%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $        7,991    $      7,508     $      4,797     $      2,225
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.02%            2.77%            4.83%(1)         5.58%(1)
      After reimbursement of expenses by Adviser                        0.90%            1.65%            0.60%(1)         1.35%(1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       4.06%            3.46%            1.14%(1)         0.39%(1)
      After reimbursement of expenses by Adviser                        5.18%            4.58%            5.37%(1)         4.62%(1)
Portfolio Turnover                                                       725%             725%              95%              95%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Bond Fund Class A and Bond Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                            Balanced Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.68     $      10.68     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.27             0.18             0.21             0.14
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.38             1.38             0.68             0.68
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.65             1.56             0.89             0.82
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.27)           (0.18)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.01)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.28)           (0.19)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.37             1.37             0.68             0.68
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       12.05     $      12.05     $      10.68     $      10.68
                                                               =============     ============     ============     ============


Total Return+                                                          15.58%           14.72%            8.92%(2)         8.24% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      15,297     $     31,263     $     15,670     $      7,440
Ratios of expenses to average net assets:
      Before reimbursement of expense  by Adviser                       1.47%            2.22%            3.40%(1)         4.15% (1)
      After reimbursement of expenses by Adviser                        1.10%            1.85%            1.10%(1)         1.85% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       1.99%            1.25%            0.23%(1)        (0.52)%(1)
      After reimbursement of expenses by Adviser                        2.36%            1.62%            2.53%(1)         1.78% (1)
Portfolio Turnover                                                       349%             349%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Balanced Fund Class A and Balanced Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                           High Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        8.85     $       8.85     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.80             0.74             0.61             0.55
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain (loss) on investments       0.06             0.06            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.86             0.80            (0.54)           (0.60)
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.80)           (0.74)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.03)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.83)           (0.75)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                              0.03             0.05            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        8.88     $       8.90     $       8.85     $       8.85
                                                               =============     ============     ============     ============


Total Return+                                                           9.69%            9.02%           (5.78)%(2)       (6.39)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       7,879     $      9,399     $      6,045     $      3,632
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.97%            2.72%            3.52% (1)        4.27% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       7.75%            7.16%            4.95% (1)        4.20% (1)
      After reimbursement of expenses by Adviser                        8.72%            8.13%            7.47% (1)        6.72% (1)
Portfolio Turnover                                                        48%              48%              56%              56%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) High Income Fund Class A and High Income Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                        Growth and Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.88     $      10.88     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                 0.09            (0.01)            0.07             0.01
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.33             2.33             0.89             0.89
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.42             2.32             0.96             0.90
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.09)              --            (0.07)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                               --            (0.02)              --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.09)           (0.02)           (0.08)           (0.02)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.33             2.30             0.88             0.88
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.21     $      13.18     $      10.88     $      10.88
                                                               =============     ============     ============     ============


Total Return+                                                          22.33%           21.32%            9.57% (2)        8.97% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      25,646     $     55,856     $     11,169     $     14,408
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.25%            2.00%            2.41% (1)        3.16% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.35%           (0.40)%          (0.60)%(1)       (1.35)%(1)
      After reimbursement of expenses by Adviser                        0.60%            (0.15)%           0.81%  (1)      0.06% (1)
Portfolio Turnover                                                        19%              19%               5%               5%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Growth and Income Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                     Capital Appreciation Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       11.04     $      10.98     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                (0.00)*          (0.12)            0.01            (0.02)
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.68             2.68             1.04             1.01
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.68             2.56             1.05             0.99
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                       --               --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.02)              --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.02)              --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.66             2.56             1.04             0.98
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.70     $      13.54     $      11.04     $      10.98
                                                               =============     ============     ============     ============


Total Return+                                                          24.29%           23.32%           10.51% (2)        9.91% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      13,262     $     23,563     $     13,410     $      7,025
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.71%            2.46%            3.28% (1)        4.03% (1)
      After reimbursement of expenses by Adviser                        1.20%            1.95%            1.20% (1)        1.95% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                      (0.68)%          (1.46)%          (1.97)%(1)       (2.72)%(1)
      After reimbursement of expenses by Adviser                       (0.05)%          (1.03)%           0.11% (1)       (0.64)%(1)
Portfolio Turnover                                                        68%              68%              10%              10%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997. * Amount represents less than $(0.01).


                See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                       International Stock Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.34     $      10.28     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.14             0.05             0.08             0.03
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.56             1.56             0.27             0.26
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.70             1.61             0.35             0.29
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.14)           (0.05)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.45)           (0.46)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.59)           (0.51)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.11             1.10             0.34             0.28
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       11.45     $      11.38     $      10.34     $      10.28
                                                               =============     ============     ============     ============


Total Return+                                                          17.00%           16.09%            3.60% (2)        2.90% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      33,214     $      3,326     $     27,656     $      1,350
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.18%            2.93%            2.76% (1)        3.51% (1)
      After reimbursement of expenses by Adviser                        1.60%            2.35%            1.60% (1)        2.35% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.72%            0.05%           (0.01)%(1)       (0.76)%(1)
      After reimbursement of expenses by Adviser                        1.30%            0.63%            1.15% (1)        0.40% (1)
Portfolio Turnover                                                        57%              57%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) International Stock Fund Class A and International Stock Fund Class B commenced investment operations on December 29, 1997.

                                     APPENDIX A
                                       CHART 1

                              Investment Adviser Past Performance

The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund (the "USF Funds") for the periods indicated. The USF Funds are variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Funds. They have been managed by members of CIMCO's portfolio management team who also manage the MEMBERS Funds. Similar performance data is also set forth below regarding the MFS (R) High Income Fund and MFS Emerging Growth Fund. The MFS(R) High Income and Emerging Growth funds are open-ended mutual funds that are managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund and MEMBERS Emerging Growth Fund. The investment objectives, policies, strategies and risks are substantially similar between the MFS and MEMBERS funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Funds.

The performance data was calculated after deducting all fees and charges actually incurred by the USF Funds and MFS (R) Funds. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.

                     Ultra Series Money Market Fund Performance
                          Average Annual Total Returns
                          (As of December 31, 1999)
                        One-Year    Five-Year     Ten-Year
USF Money Market Fund     4.69%        4.89%        4.65%

90-day U.S. Treasury Bill 4.73%        5.20%        5.05%

        Best Calendar Quarter:      2Q '90          1.92%
        Worst Calendar Quarter:     2Q '93          0.60%

                     Ultra Series Bond Fund Performance
                          Average Annual Total Returns
                          (As of December 31, 1999)

                        One-Year      Five-Year      Ten-Year
USF Bond Fund             0.73%          6.59%         6.66%

Lehman Bros. Int. Gov./
   Corp. Bond Index       0.39%          7.10%         7.26%

        Best Calendar Quarter:      2Q '95             5.30%
        Worst Calendar Quarter:     1Q '94            -2.50%

                     Ultra Series Balanced Fund Performance
                           Average Annual Total Returns
                           (As of December 31, 1999)

                        One-Year    Five-Year     Ten-Year
USF Balanced Fund        14.49%       15.50%       11.50%

Blended Index*           10.14%       16.27%       11.95%

        Best Calendar Quarter:      4Q '98         11.43%
        Worst Calendar Quarter:     3Q '90         -5.69%

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

                     MFS (R) High Income Fund Performance
                        Average Annual Total Returns
                        (As of December 31, 1999)

                        One-Year    Five-Year     Ten-Year
MFS (R) High Income
   Fund Class A           7.00%        9.98%       10.50%

Lehman Brothers
   High Yield Index       2.39%        9.31%       10.72%

        Best Calendar Quarter:      1Q '91         20.69%
        Worst Calendar Quarter:     3Q '90         -9.21%

               Ultra Series Growth and Income Stock Fund Performance
                        Average Annual Total Returns
                        (As of December 31, 1999)

                        One-Year    Five-Year     Ten-Year
USF Growth and
   Income Stock Fund     17.95%       24.06%       16.22%

S&P 500
   (Large Cap Index)     21.04%       28.55%       18.20%

        Best Calendar Quarter:      4Q '98         17.81%
        Worst Calendar Quarter:     3Q '90        -13.69%

                     Ultra Series Capital Appreciation Stock Fund Performance
                           Average Annual Total Returns
                           (As of December 31, 1999)
                        One-Year    Five-Year(1)  Ten-Year
USF Capital Appreciation
Stock Fund               25.19%       25.89%        N/A

S&P 400 (mid-Cap Index)  14.72%       23.04%       17.29%

S&P 1500 Super-Composite
   Index                 20.25%       25.62%        N/A

        Best Calendar Quarter:      4Q '98         20.84%
        Worst Calendar Quarter:     3Q '98        -12.04%

(1) The fund began operations on January 3, 1994. 1994 data is for the period from January 3 through December 31, 1994.

                     MFS (R) Emerging Growth Fund Performance
                          Average Annual Total Returns
                          (As of December 31, 1999)

                        One-Year    Five-Year     Ten-Year
MFS (R) Emerging Growth
   Fund Class A          50.08%       29.57%        N/A
S&P 500 Index            21.07%       28.55%       18.20%
Russell 2000 Index       21.26%       16.45%       13.28%

        Best Calendar Quarter:      4Q '99         35.91%
        Worst Calendar Quarter:     3Q '98        -17.91%

                                     CHART 2

                      EXPENSES AFTER WAIVERS AND REIMBURSEMENTS

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:

                                               Class A                                       Class B
                        Year 1      Year 3        Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves            583         697           821        1183         582        762         913        1264
Bond                     518         705           907        1490         618        870        1097        1661
Balanced                 636         861          1104        1799         638        932        1201        1881
High Income              528         735           959        1602         628        901        1149        1771
Growth and Income        627         832          1053        1690         628        901        1149        1771
Capital Appreciation     646         891          1155        1907         648        962        1252        1989
Emerging Growth          646         891          1155        1907         648        962        1252        1989
International Stock      684        1008          1355        2329         688       1083        1455        2412


Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:

                                               Class A                                        Class B
                        Year 1      Year 3        Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves            583         697           821        1183         132        412         713        1264
Bond                     518         705           907        1490         168        520         897        1661
Balanced                 636         861          1104        1799         188        582        1001        1881
High Income              528         735           959        1602         178        551         949        1771
Growth and Income        627         832          1053        1690         178        551         949        1771
Capital Appreciation     646         891          1155        1907         198        612        1052        1989
Emerging Growth          646         891          1155        1907         198        612        1052        1989
International Stock      684        1008          1355        2329         238        733        1255        2412

The following documents contain more information about the funds and are available free upon request:

Statement  of  Additional   Information  (SAI).  The  SAI  contains   additional
information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting documents. You may request a free copy of the SAI and these reports, make shareholder inquiries or request further information about the funds either by contacting your broker or by contacting the funds at:

                              MEMBERS Mutual Funds
                              Post Office Box 60569
                         King of Prussia, PA 19406-0569
                      Telephone: 1-800-877-6089 (Toll Free)

Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http:.//www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Pubic Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                              File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 2000, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 60569, King of Prussia, PA 19406-0569.



















                                February 28, 2000

TABLE OF CONTENTS                                                           Page


GENERAL INFORMATION...........................................................3

INVESTMENT PRACTICES..........................................................3
         Lending Portfolio Securities.........................................3
         Restricted and Illiquid Securities...................................3
         Options on Securities and Securities Indices.........................4
         Futures Contracts and Options on Futures Contracts...................6
         Foreign Transactions.................................................9
         Certain Bond Fund Practices.........................................14
         Lower-Rated Corporate Debt Securities...............................14
         Other Debt Securities...............................................15
         Convertible Securities..............................................17
         Repurchase Agreements...............................................17
         Reverse Repurchase Agreements.......................................17
         Government Securities...............................................18
         Forward Commitment and When-Issued Securities.......................18
         Mortgage-Backed and Asset-Backed Securities.........................19
         Other Securities Related to Mortgages...............................19
         Real Estate Investment Trusts.......................................22
         Practices that are Authorized but not Presently Employed............22
         Types of Investment Risk............................................23
         Higher-Risk Securities and Practices................................24

INVESTMENT LIMITATIONS.......................................................28

TEMPORARY DEFENSIVE POSITIONS................................................29

PORTFOLIO TURNOVER...........................................................29

MANAGEMENT OF THE TRUST......................................................30
         Trustees and Officers...............................................30
         Trustee Compensation................................................31

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST...............32

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES..............32

PORTFOLIO MANAGEMENT.........................................................33
         The Management Agreement with CIMCO Inc.............................33
         CIMCO Inc...........................................................34
         The Management Agreements with Subadvisers..........................35
         The Subadviser for the High Income Fund.............................35
         The Subadvisers for the Emerging Growth Fund........................35
         The Subadvisers for the International Stock Fund....................36

DISTRIBUTION (12b-1) PLANS AND AGREEMENT.....................................36

TRANSFER AGENT...............................................................38

CUSTODIAN....................................................................38

INDEPENDENT AUDITORS.........................................................38

BROKERAGE....................................................................38

HOW SECURITIES ARE OFFERED...................................................40
         Shares of Beneficial Interest.......................................40
         Voting Rights.......................................................40
         Limitation of Shareholder Liability.................................41
         Limitation of Trustee and Officer Liability.........................41
         Limitation of Interseries Liability.................................41

MORE ABOUT PURCHASING AND SELLING SHARES.....................................42
         Offering Price......................................................42
         Initial Sales Charge on Class A Shares..............................42
         Deferred Sales Charge on Class B Shares.............................43
         Special Redemptions.................................................46

NET ASSET VALUE OF SHARES....................................................46
         Cash Reserves Fund..................................................46
         Valuation Procedures................................................47

ADDITIONAL INVESTOR SERVICES AND PROGRAMS....................................48
         Systematic Investment Program.......................................48
         Systematic Withdrawal Program.......................................48
         Exchange Privilege and Systematic Exchange Program..................48
         Reinstatement or Reinvestment Privilege.............................49

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................49
         Options and Futures Transactions....................................52
         Straddles...........................................................52
         Distributor.........................................................54

CALCULATION OF YIELDS AND TOTAL RETURNS......................................54
         Cash Reserves Fund Yields...........................................54
         Other Fund Yields...................................................56
         Average Annual Total Returns........................................56
         Other Total Returns.................................................57

LEGAL COUNSEL................................................................57

FINANCIAL STATEMENTS.........................................................57

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of eight separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The eight funds are: Cash Reserves, Bond, Balanced, High Income, Growth and Income, Capital Appreciation, Emerging Growth and International Stock.


The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES


MEMBERS Mutual Funds is a diversified open-end management investment company consisting of eight individual investment portfolio or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the eight funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Lending Portfolio Securities

All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, CIMCO Inc. ("CIMCO"), to be creditworthy and will not be made unless, in CIMCO's judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities


Each fund may invest in illiquid securities up to the percentage limits described on page 24 (Higher risk securities and practice table). CIMCO or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Options on Securities and Securities Indices

Writing  Options.  All of the funds  (except the Cash  Reserves  Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.


A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.


Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The Bond, Balanced, and High Income Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, Balanced, or High Income Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The High Income and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, CIMCO and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.


Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Emerging Growth, and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Emerging Growth, and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."


Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.

All three Bond Funds may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts, and may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no Bond Fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poors or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The High Income Fund may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities


The Balanced, High Income, Growth and Income, Capital Appreciation, Emerging Growth and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage-Backed and Asset-Backed Securities

The Bond, Balanced, High Income and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by CIMCO or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The High Income Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts


The Bond, Balanced, High Income, Emerging Growth and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed

No fund (other than the International Stock Fund) has a current intention of investing in options, financial futures, stock index futures and related options in the foreseeable future. No fund has a current intention of engaging in the lending of portfolio securities in the foreseeable future. If any fund uses one of these practices in the foreseeable future, no more than 10% of the fund's total assets will be at risk thereby.

All of the funds may invest in foreign securities, although only the International Stock Fund and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices

Security or Practice             Description                                          Related Risks

American Depository Receipts     ADRs are receipts typically issued by a U.S.         Market, currency,
(ADRs)                           financial institution which evidence ownership of    information, natural event,
                                 underlying securities of foreign corporate           and political risks (i.e.,
                                 issuers.  Generally, ADRs are in registered form     the risks of foreign
                                 and are designed for trading in U.S. markets.        securities).

Asset-Backed Securities          Securities backed by pools of commercial and/or      Credit, extension,
                                 consumer loans such as motor vehicle installment     prepayment, and interest
                                 sales, installment loan contracts, leases of         rate risks.
                                 various types of real and personal property,
                                 receivables from revolving credit (i.e., credit
                                 card) agreements and other categories of
                                 receivables.

Borrowing                        The borrowing of money from financial institutions   Leverage and credit risks.
                                 or through reverse repurchase agreements.

Emerging Market Securities       Any  foreign   securities primarily traded on        Credit,  market,  currency,
                                 exchanges  located  in or issued  by  companies      information,  liquidity,
                                 organized or primarily operating  in  countries      interest  rate, valuation,
                                 that are considered lesser developed than            natural event, and political
                                 countries like the U.S., Australia, Japan, or        risks.
                                 those of Western Europe.

European and Global Depository   EDRs and GDRs are receipts evidencing an             Market, currency,
Receipts (EDRs and GDRs)         arrangement with a non-U.S. financial institution    information, natural event,
                                 similar to that for ADRs and are designed for use    and political risks (i.e.,
                                 in non-U.S. securities markets.  EDRs and GDRs are   the risks of foreign
                                 not necessarily quoted in the same currency as the   securities).
                                 underlying security.

Foreign Money Market Securities  Short-term debt obligations issued either by         Market, currency,
                                 foreign financial institutions or by foreign         information, interest rate,
                                 branches of U.S. financial institutions or foreign   natural event, and political
                                 issuers.                                             risks.

Foreign Securities               Securities issued by companies organized or whose    Market, currency,
                                 principal operations are outside the U.S.,           information, natural event,
                                 securities issued by companies whose securities      and political risks.
                                 are principally traded outside the U.S., or
                                 securities denominated or quoted in foreign
                                 currency.  The term "foreign securities" includes
                                 ADRs, EDRs, GDRs, and foreign money market
                                 securities.

Forward Foreign Currency         Contracts involving the right or obligation to buy   Currency, liquidity, and
Exchange Contracts               or sell a given amount of foreign currency at a      leverage risks.  When used
                                 specified price and future date.                     for hedging, also has
                                                                                      hedging, correlation, and
                                                                                      opportunity risks.  When
                                                                                      used speculatively, also has
                                                                                      speculation risks.

Futures Contracts (including     In general, an agreement to buy or sell a specific   Interest rate, currency,
financial futures contracts)     amount of a commodity, financial instrument, or      market, hedging or
                                 index at a particular price on a stipulated future   speculation, leverage,
                                 date. Financial futures contracts include interest   correlation, liquidity,
                                 rate futures contracts, securities index futures     credit, and opportunity
                                 contracts, and currency futures contracts.  Unlike   risks.
                                 an option, a futures contract obligates the buyer
                                 to buy and the seller to sell the underlying
                                 commodity or financial instrument at the
                                 agreed-upon price and date or to pay or receive
                                 money in an amount equal to such price.

Illiquid Securities              Any investment that may be difficult or impossible   Liquidity,  valuation and
                                 to sell at the time the fund would like to sell it   market  risks.
                                 for the price at which the fund values it.

Mortgage-Backed Securities       Securities backed by pools of mortgages, including   Credit,    extension,
                                 passthrough certificates,  planned amortization      prepayment,   and  interest
                                 classes (PACs), targeted amortization classes        rate  risks.
                                 (TACs),   collateralized  mortgage  obligations
                                 (CMOs),  and when available,  pools of mortgage
                                 loans generated by credit unions.

Non-Investment Grade Securities  Investing in debt securities rated below BBB/Baa     Credit, market, interest
                                 (i.e., "junk" bonds).                                rate, liquidity, valuation,
                                                                                      and information risks.

Options (including options on    In general,  an option is the right to buy (called   Interest rate, currency,
financial futures contracts)     a "call") or sell (called a "put") property for an   market, hedging or
                                 agreed-upon price at any time prior to an            speculation, leverage,
                                 expiration date. Both call and put options may be    correlation, liquidity,
                                 either written (i.e., sold) or purchased on          credit, and opportunity
                                 securities, indices, interest rate futures           risks.
                                 contracts, index futures contracts, or currency
                                 futures contracts.

Repurchase Agreements            The purchase of a security that the issuer agrees    Credit risk.
                                 to buy back later at the same price plus interest.

Restricted Securities            Securities originally issued in a private            Liquidity, valuation, and
                                 placement rather than a public offering.  These      market risks.
                                 securities often cannot be freely traded on the
                                 open market.

Reverse Repurchase Agreements    The lending of short-term debt securities; often     Leverage and credit risks.
                                 used to facilitate borrowing.

Securities Lending               The lending of securities to financial               Credit risk.
                                 institutions, which provide cash or government
                                 securities as collateral.

Shares of Other Investment       The purchase of shares issued by other investment    Market risks and the
Companies                        companies.  These investments are subject to the     layering of fees and
                                 fees and expenses of both the MEMBERS Mutual Funds   expenses.
                                 and the other investment company.

Short-Term Trading               Selling a security soon after purchase or            Market risk.
                                 purchasing it soon after it was sold (a fund
                                 engaging  in  short-term  trading will have
                                 higher turnover and transaction expenses).

Smaller Capitalization           The purchase of securities issued by a company       Market risk.
Companies                        with a market capitalization (i.e., the price per
                                 share of its common stock multiplied by the number
                                 of shares of common stock outstanding) of less
                                 than $1 billion.

When-Issued  Securities  and     The purchase or sale of securities  for delivery at  Market,  opportunity,  and
Forward  Commitments             a future date;  market value may change before       leverage risks.
                                 delivery.

Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                               Growth    Capital
                                                    Cash                             High       and       Appre-   Emerging   Int'l
                                                  Reserves     Bond     Balanced    Income     Income    ciation    Growth    Stock
Investment Practices
Borrowing; Reverse Repurchase Agreements             30         30         30         30         30        30         30        30
Repurchase Agreements                                 *          *          *          *          *         *          *         *
Securities Lending                                    X         30         30         30         30        30         30        30
Short-term Trading                                    *          *          *          *          *         *          *         *
When-Issued Securities; Forward Commitments          25         25         25         25         25        25          *        25
Conventional Securities
Shares of Other Investment Companies                  X         10**       10**       10**       10**      10**       10**      10**
Non-Investment Grade Securities                       X         20         10          *          5         5          5         5
Foreign Securities                                   25(1)      20         25         50         25        25         25         *
Emerging Market Securities                            X         10         10         25          X         X         10        25
Illiquid Securities(2)                               10         15         15         15         10        10         15        15
Restricted Securities                                25**       15         15         30**       10        10         15        15
Mortgage-backed Securities; REITs                     X         30         15         30         10         X          0         X
Derivative Securities and Contracts
Options and Futures Contracts
o  Options on Securities or Indices                   X         10**       10**       10**       10**      10**       10**      10
o  Futures Contracts(3)                               X          5**        5**        5**        5**       5**        5**       5
o  Options on Futures Contracts(3)                    X         10**       10**       10**       10**      10**       10**      10
Forward Foreign Currency Exchange Contracts           X          X          X         10          X         X         10        10


(1)  U.S. Dollar-denominated foreign money market securities only.
(2)  Numbers in this row refer to net, rather than total, assets.
(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  20%
         Balanced Fund              25%
         High Income Fund           50%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         Emerging Growth Fund       25%
         International Stock Fund   100%


(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.


Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the Bond and Balanced Funds, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Bond and Balanced Funds) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). Conversely, the Bond and Balanced Funds turnover rates are much higher than in past years. The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships. More specifically, the turnover has recently exceeded 500% as the Investment Adviser has actively swapped between different bonds it believes are mispriced.


MANAGEMENT OF THE TRUST

MEMBERS Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of CIMCO, the fund's adviser. At all times, however, the majority of board members will not be affiliated with CIMCO or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Trustees and Officers


Name, Address                        Position(s) Held            Principal Occupation
and Age                              with the Fund               During Past Five Years

Michael S. Daubs*                     Trustee (Chairman)         CIMCO Inc.
 5910 Mineral Point Road              1997 - Present             President, 1982 - Present
Madison, WI 53705
Age - 56                                                         CUNA Mutual Insurance Society
                                                                 Chief Officer - Investments
                                                                 1990 - Present

                                                                 CUNA Mutual Life Insurance Company
                                                                 Chief Officer - Investments
                                                                 1973 - Present

Lawrence R. Halverson*                Trustee, President and     CIMCO Inc.
5910 Mineral Point Road               Principal Executive        Senior Vice President, 1996 - Present
Madison, WI 53705                     Officer                    Vice President, 1987 - 1996
Age - 54                              1997 - Present             Secretary, 1992 - Present

                                                                 CUNA Brokerage Services, Inc.
                                                                 President
                                                                 1996 - 1998

Holly S. Baggot*                      Secretary and Assistant    CIMCO Inc.
5910 Mineral Point Road               Treasurer                  Operations & Administration Manager  - MEMBERS Mutual
Madison, WI 53705                     1999 - Present             Funds
Age - 39                                                         1998 - Present
                                                                 Investment Project Mgr. -  Mutual Funds, 1997

                                                                 Mayor, City of Madison
                                                                 Secretary to Mayor
                                                                 1989 - 1997

Mary E. Hoffmann*                     Treasurer                  CIMCO Inc.
5910 Mineral Point Road               1998 - Present             Product Operations and Finance Manager
Madison, WI  53705                                               1998 - Present
Age - 30
                                                                 CUNA Mutual Insurance Society
                                                                 Investment Accounting Supervisor
                                                                 1996 - 1998

                                                                 McGladrey and Pullen, LLP
                                                                 (Madison, Wisconsin)
                                                                 Financial Auditor
                                                                 1993 - 1996

Gwendolyn M. Boeke                    Trustee                    Evangelical Lutheran Church in America
2000 Heritage Way                     1997 - Present             (Chicago, Illinois)
Waverly, IA 50677                                                Regional Director, ECLA Foundation
Age - 65                                                         1990 - Present

Alfred L. Disrud                      Trustee                    Planned Giving Services
2000 Heritage Way                     1997 - Present             (Waverly, Iowa)
Waverly, IA 50677                                                Owner
Age - 78                                                         1986 - Present

Keith S. Noah                         Trustee                    Noah, Smith, & Schuknecht, L.L.C.
2000 Heritage Way                     1997 - Present             (Charles City, Iowa)
Waverly, IA 50677                                                Partner
Age - 79                                                         1948 - Present

Thomas C. Watt                        Trustee                    MidAmerica Energy Company (Waterloo, Iowa)
2000 Heritage Way                     1997 - Present             Manager, Business Initiatives
Waverly, IA 50677                                                1987 - 1999
Age - 63
                                                                 Midwest Power Systems, Inc. (Waterloo, Iowa)
                                                                 District Manager
                                                                 1992 - 1997

* "Interested person" as defined in the 1940 Act.

Trustee Compensation

                           Aggregate Compensation    Total Compensation from
Name of Person, Position        from Trust(1)       Trust and Fund Complex(1)(2)

Michael S. Daubs(3)                None                       None
Lawrence R. Halverson(3)           None                       None
Gwendolyn M. Boeke                $4,000                     $8,000
Alfred L. Disrud                  $4,000                     $8,000
Keith S. Noah                     $4,000                     $8,000
Thomas C. Watt                    $4,000                     $8,000


(1)   Amounts for the fiscal year ending October 31, 1999.
(2)   "Fund Complex" includes the Trust and the Ultra Series Fund.
(3)   Non-compensated interested trustee.


SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A shares of each fund as of January 31, 2000. Class B shares did not have any ownership over 5% for any fund.


                                                                                  Growth    Capital     Emerging
                                     Cash                              High        and      Appre-       Growth        Int'l
           Shareholder              Reserves     Bond     Balanced     Income     Income*   ciation       Fund**       Stock

CUNA Mutual Insurance Society        36.750     21.800                                                                 18.019
5910 Mineral Point Road
Madison, WI  53705

CUNA Mutual Life Insurance Co.       36.774     21.814                 66.088                                          10.813
5910 Mineral Point Road
Madison, WI 53705

CUMIS Insurance Society, Inc.                                                                              100.00      64.374
5910 Mineral Point Road
Madison, WI  53705

CUNA Brokerage Services                                    7.448
2000 Heritage Way
Waverly, IA 50677

  * As of January 31, 2000, Growth & Income Fund and Capital Appreciation Fund did not have any ownership over 5%.

** The anticipated approximate ownership of Emerging Growth Fund shortly after the commencement of the public offering of the Fund's shares on February 28, 2000, represents both seed money and anticipated subsequent investments.


Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2000.


PORTFOLIO MANAGEMENT

The Management Agreement with CIMCO Inc.

The Management Agreement ("Agreement") requires that CIMCO Inc. ("CIMCO") provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays CIMCO a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:


                                                       Total Advisory Fees
                                                Incurred during the Fiscal Year
Fund                           Management Fee         Ended October 31, 1999

Cash Reserves                      0.40%             $           24,668
Bond                               0.50%                         58,724
Balanced                           0.65%                        235,956
High Income                        0.55%                         78,156
Growth and Income                  0.55%                        273,436
Capital Appreciation               0.75%                        189,945
Emerging Growth                    0.75%                            --
International Stock                1.05%                        350,091

                                               Total     $     1,210,976

CIMCO has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

               Fund                            Other Expense "Cap"
               ----                            -------------------
               Cash Reserves                          0.15%
               Bond                                   0.15%
               Balanced                               0.20%
               High Income                            0.20%
               Growth and Income                      0.20%
               Capital Appreciation                   0.20%
               Emerging Growth                        0.20%
               International Stock                    0.30%


CIMCO makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to CIMCO's duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by CIMCO on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that CIMCO shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

CIMCO Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. CIMCO has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual
Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

CIMCO's directors and principal officers are as follows:


      Joyce A. Harris               Director and Chair
      James C. Hickman              Director
      Michael B. Kitchen            Director
      Michael S. Daubs              Director and President
      George A. Nelson              Director and Vice Chair
      Lawrence R. Halverson         Senior Vice President
      Jeffrey B. Pantages           Senior Vice President
      Thomas J. Merfeld             Vice President and Secretary - Treasurer
      Daniel J. Larson              Vice President
      Kimberly M. Gant              Assistant Treasurer
      Janice C. Doyle               Assistant Secretary
      Tracy K. Gunderson            Assistant Secretary
      Helen M. Wagabaza             Assistant Secretary


The Management Agreements with Subadvisers


As described in the prospectus, CIMCO manages the assets of the High Income, Emerging Growth and International Stock Funds using a "manager of managers" approach under which CIMCO allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and CIMCO have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If CIMCO hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of High Income, Emerging Growth and International Stock Funds, CIMCO retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

CIMCO may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Emerging Growth and International Stock Funds.


The Subadviser for the High Income Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.400%                    First $10,000,000
                  0.375%                    Next $90,000,000
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000


Pursuant to the above formula, CIMCO paid a management fee to MFS in the amount of $55,788 for the fiscal year ending October 31, 1999.

The Subadvisers for the Emerging Growth Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the Emerging Growth Fund. For its services to the fund, MFS receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.450%                    First $200,000,000
                  0.400%                    Over $200,000,000


The Subadvisers for the International Stock Fund

As of the date of the prospectus, the assets of the International Stock Fund are managed in part by IAI International Limited ("IAI") and in part by Lazard Asset Management ("Lazard").

For its services to the fund, IAI receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by IAI
                  ----------                -------------------------
                  0.75%                     First $25,000,000
                  0.60%                     Next $25,000,000
                  0.50%                     Over $50,000,000


Pursuant to the above formula, CIMCO paid a management fee to IAI in the amount of $171,932 for the fiscal year ending October 31, 1999.

For its services to the fund, Lazard receives a management fee from CIMCO, computed and accrued daily and paid monthly, equal on an annual basis to 1.05% of net assets managed by Lazard and invested in emerging markets securities and 0.75% of net assets managed by Lazard and invested in international small capitalization securities. Pursuant to the above formula, CIMCO paid a management fee to Lazard in the amount of $94,602 for the fiscal year ending October 31, 1999.


DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.


The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 1999 for each of the following items:

1)  Advertising;                                                            $0
2)  Printing and mailing of prospectuses to other than current              $0
    shareholder;
3)  Compensation to underwriters;                                           $0
4)  Compensation to broker-dealers;                                         $0
5)  Compensation to sales personnel;                                  $143,957
6)  Interest, carrying, or other financing charges; and                     $0
7) Other (specify) Expense Reimbursements to other companies that $893,641 are paying distributor expenses on behalf of CUNA Brokerage
    Services, Inc. (the distributor)


TRANSFER AGENT


PFPC Global Fund Services ("PFPC"), formerly First Data Investor Services Group, Inc., 221 South Gulph Road, King of Prussia, Pennsylvania 19406, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at PFPC at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:


                           MEMBERS Mutual Funds
                           Post Office Box 60569
                           King of Prussia, Pennsylvania 19406-0569

Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:


                           PFPC Global Fund Services
                           MEMBERS Mutual Funds
                           211 South Gulph Road
                           King of Prussia, Pennsylvania 19406


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

INDEPENDENT AUDITORS


The financial statements for fiscal year ended October 31, 1999 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent auditors, and upon the authority of said firm as experts in accounting and auditing.


BROKERAGE

CIMCO chooses brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in CIMCO's opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of CIMCO, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research  services  described  above,  CIMCO receives various specific research products and services under "soft dollar" arrangements. These services are paid for by directing that a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, CIMCO may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. CIMCO has established various policies and procedures that assure equitable treatment of all accounts.

It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or CIMCO is considered to be in addition to and not in lieu of services required to be performed by CIMCO under its contract with the Trust. Research obtained on behalf of the Trust may be used by CIMCO in connection with CIMCO's other clients. Conversely, research received from placement of brokerage for other accounts may be used by CIMCO in managing investments of the Trust. Therefore, the correlation of the cost of research to CIMCO's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and CIMCO's other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

Where advantageous, the Trust may participate with CIMCO's other clients in "bunching of trades" wherein one purchase or sale transaction representing several different client accounts is placed with a broker. CIMCO has established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


The fund paid $218,258 for brokerage commission for the fiscal year ending October 31, 1999.


HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the seven funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the fund, designated as Class A and Class B. Additional classes of shares may be offered in the future.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Class A shares may be offered without front-end sales charges to various individuals and institutions, including:

o Employees of credit unions designated by CIMCO Inc., when purchasing MEMBERS Funds directly.

o    Employees,  clients or direct  referrals of the investment  adviser,  CIMCO
     Inc.

o Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other certain specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

o    Shares  purchased  through  consultation  with a CUNA Mutual Group  Pension
     Department   employee  and  paid  for  from  the   liquidation  of  a  CUNA
     Mutual-affiliated pension product.

o Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to CUNA Brokerage. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes CUNA Brokerage to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes CUNA Brokerage to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver  of  Contingent  Deferred  Sales  Charge.  The  CDSC  will be  waived  on
redemptions  of  Class  B  shares,   unless   indicated   otherwise,   in  these
circumstances:

For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

o    Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o    Returns of excess contributions made to these plans.

o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart

                         ERISA Plans                                  Non-ERISA Plans

                      401(a) Plan,
Type of Distribution  401(k) Plan or     Supplemental                          IRA or             Non-Retirement
                      403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan

Death or Disability   Waived             Waived             Waived             Waived             Waived

Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                               Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments

Loans                 Waived             Waived             N/A                N/A                N/A

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A

Hardships             Waived             Waived             Waived             N/A                N/A

Return of Excess      Waived             Waived             Waived             Waived             N/A


Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, PFPC Global Fund Services ("PFPC"), formerly First Data Investor Services Group, Inc., at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once PFPC has confirmed that the shareholder is entitled to the waiver.


Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES


The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.


The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.

Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by CIMCO. If CIMCO believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as CIMCO considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.

Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

CIMCO, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

     1.   Securities  (including  restricted   securities)  for  which  complete
          quotations are not readily available;

     2. Listed securities if, in CIMCO's opinion, the last sale price does not reflect the current market value or if no sale occurred; and

     3.   Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o    The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")


As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to PFPC.


Reinstatement or Reinvestment Privilege


If PFPC is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.


To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify for that treatment, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.


For federal income tax purposes, the High Income Fund and Bond Fund have loss carryovers of $328,128, and $349,486, respectively, as of October 31, 1999, which if not offset by subsequent capital gains, will expire in 2007. Additionally, the High Income Fund has a loss carryover of $66,186 as of October 31, 1999, which if not offset by subsequent capital gains, will expire in 2006.


Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Stock Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The International Stock Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the income requirement. However, income from the disposition of foreign currencies that are not directly related to the fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

If a fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the fund's hedging transactions. To the extent this treatment is not available, a fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the fund to continue to qualify as a RIC.

The treatment of income dividends and capital gain distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's Investment Adviser or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund;

     (ii)Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund;

    (iii)Dividends of ordinary income, if any, from the Growth and Income Fund will be declared and reinvested quarterly in additional full and fractional shares of the Growth and Income Fund;


    (iv) Dividends of ordinary income, if any, from the Capital Appreciation, Emerging Growth and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund; and


     (v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Options and Futures Transactions

The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.


One or more funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.


Straddles


Hedging transactions undertaken by a fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

Each fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.


The aggregate dollar amount of underwriting commission paid to and retained by the underwriter was $108,709 for the fiscal year ending October 31, 1999.


CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.


The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 4.91% for Class A and 4.15% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 5.03% for Class A and 4.23% for Class B.



Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1
Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                                   Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)
Where:

     NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

     ES   = expenses of the fund for the 30-day or one-month period.

     U    = the average number of shares outstanding.

     UV = the share value at the close (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns


From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the calendar year ending December 31, 1999 for each of the funds is:

              Average Annual Total Returns as of December 31, 1999


                 Cash Reserves Fund                      -0.87%
                 Bond Fund                               -3.55%
                 Balanced Fund                            7.28%
                 High Income Fund                         1.40%
                 Growth and Income Fund                  10.46%
                 Capital Appreciation Fund               17.06%
                 International Stock Fund                13.42%

When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:

     TR   = the average annual total return net of any fund recurring charges.

     ERV = the ending redeemable value of the hypothetical account at the end of the period.

     P    = a hypothetical initial payment of $1,000.

     N    = the number of years in the period.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                                 CTR = (ERV/P) - 1
Where:

     CTR = The cumulative total return net of any fund recurring charges for the period.

     ERV = The ending redeemable value of the hypothetical investment at the end of the period.

     P    = A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                 CASH RESERVES FUND -- Portfolio of Investments

                                                               Value
         Par Value                                            (Note 2)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 48.95%

                  Federal Home Loan Mortgage Corp. - 20.04%
$        350,000  5.335%, due 11/15/99                     $        349,292
         200,000  5.391%, due 11/24/99                              199,329
         360,000  5.381%, due 12/15/99                              357,696
         300,000  5.168%, due 01/03/00                              297,359
         400,000  5.700%, due 01/10/00                              395,707

                                                                  1,599,383

                  Federal Home Loan Bank - 17.14%
         300,000  5.073%, due 12/08/99                              298,495
         180,000  5.303%, due 12/10/99                              179,002
         100,000  5.413%, due 12/17/99                               99,329
         400,000  5.716%, due 02/15/00                              393,481
         300,000  5.040%, due 03/29/00                              299,939
         100,000  4.997%, due 03/31/00                               98,025

                                                                  1,368,271

                  Federal Farm Credit Bank - 8.64%
         400,000  5.283%, due 11/08/99                              399,600
         291,000  5.384%, due 11/29/99                              289,814

                                                                    689,414

                  Federal National Mortgage Association - 3.13%
         250,000  5.167%, due 11/04/99                              249,896

                  Total U.S. Government and Agency Obligations    3,906,964
                  ( Cost $3,906,964 )

COMMERCIAL PAPER (A) - 47.54%

                  Finance - 13.19%
         300,000  American General Finance Co.
                  6.132%, due 02/07/00                              295,157
         200,000  General Electric Capital Corp.
                  5.161%, due 01/21/00                              197,790
         367,000  Goldman Sachs Group LP
                  6.028%, due 02/22/00                              360,307
         200,000  Merrill Lynch & Co., Inc.
                  5.418%, due 11/02/99                              199,970

                                                                  1,053,224

                  Communication - 8.04%
         350,000  AT&T Corp.
                  5.802%, due 02/02/00                              344,937
         300,000  Bellsouth Telecommunications, Inc.
                  5.548%, due 01/18/00                              296,535

                                                                    641,472

                  Media - 7.46%
         300,000  Disney (Walt) Co
                  6.055%, due 02/09/00                              295,108
         300,000  McGraw Hill Companies
                  5.304%, due 11/02/99                              299,957

                                                                    595,065

                  Technology - 5.94%
         300,000  Emerson Electric Co.
                  6.131%, due 01/31/00                              295,488
         180,000  General Electric Co.
                  5.480%, due 12/20/99                              178,692

                                                                    474,180

                  Consumer Staples - 3.74%
         300,000  Procter & Gamble Co.
                  5.443%, due 12/03/99                              298,587

                  Energy - 3.71%
         300,000  Consolidated Natural Gas Corp.
                  5.680%, due 01/25/00                              296,140

                  Chemicals - 3.71%
         300,000  du Pont (E.I.) de Nemours & Co.
                  5.996%, due 01/27/00                              295,781

                  Utilities - 1.75%
         140,000  MDU Resources Group
                  5.406%, due 11/10/99                              139,814

                  Total Commercial Paper                          3,794,263
                  ( Cost $3,794,263 )

CERTIFICATE OF DEPOSIT - 2.71%

         216,740  State Street Eurodollar
                  4.500%, due 11/01/99                              216,740

                  Total Certificate of Deposit                      216,740
                  ( Cost $216,740 )

TOTAL INVESTMENTS - 99.20%.                                       7,917,967
( Cost $7,917,967** )

NET OTHER ASSETS AND LIABILITIES - 0.80%                             63,984

TOTAL NET ASSETS - 100.00%.                               $       7,981,951

     **   Aggregate cost for Federal tax purposes.

     (A)  Rate noted represents annualized yield at time of purchase.

                See accompanying Notes to Financial Statements.

                      BOND FUND -- Portfolio of Investments

                                                               Value
         Par Value                                            (Note 2)

CORPORATE NOTES AND BONDS - 52.97%

                  Finance - 9.64%
$        500,000  Capital One Bank
                  6.760%,  due 07/23/02               $             492,657
         500,000  Ford Motor Credit Co.
                  7.375%,  due 10/28/09                             504,520
         500,000  Pemex Finance, Ltd., 144A (C)
                  9.690%,  due 08/15/09                             497,385

                                                                  1,494,562

                  Energy - 8.92%
         525,000  Occidental Petroleum Co., Senior Note
                  10.125%,  due 11/15/01                            557,004
         500,000  Tosco Corp.
                  8.250%,  due 05/15/03                             515,932
         300,000  YPF Sociedad Anonima, Yankee
                  9.125%,  due 02/24/09                             309,495

                                                                  1,382,431

                  Basic Materials - 6.46%
         500,000  du Pont (E.I.) de Nemours &Co.
                  6.750%,  due 10/15/04                             502,311
         500,000  Rohm & Haas Co., 144A (C)
                  6.950%,  due 07/15/04                             499,032

                                                                  1,001,343

                  Capital Goods - 6.25%
         500,000  Crown Cork & Seal Co., Inc.
                  7.125%,  due 09/01/02                             498,564
         500,000  Owens-Illinois, Inc., Senior Note
                  7.150%,  due 05/15/05                             470,053

                                                                    968,617

                  Retail - 6.08%
         500,000  Autozone, Inc.
                  6.000%,  due 11/01/03                             473,049
         500,000  Great Atlantic & Pacific Tea Co.
                  7.750%,  due 04/15/07                             469,581

                                                                    942,630

                  Industrials - 4.64%
         290,000  Foster Wheeler Corp.
                  6.750%,  due 11/15/05                             247,500
         500,000  Temple-Inland, Inc., MTN
                  6.750%,  due 03/01/09                             471,290

                                                                    718,790

                  Communication - 3.04%
         500,000  Teleglobe, Inc., Yankee
                  7.200%,  due 07/20/09                             470,641

                  Business Services - 2.60%
         415,000  Comdisco, Inc., Senior Note
                  6.000%,  due 01/30/02                             403,356

                  Durable Goods - 1.61%
         250,000  Borg-Warner Automotive, Senior Note
                  8.000%,  due 10/01/19                             249,522

                  Waste Management - 1.51%
         250,000  Waste Management, Inc., Step Coupon (F)
                  7.700%,  due 10/01/02                             234,325

                  Asset-Backed Securities - 1.28%
         200,000  Residential Funding Mortgage Securities II,
                  Series 1998-HI2, Step Coupon, Class A2, ABS (F)
                  6.290%,  due 07/25/13                             198,314

                  Health Services - 0.94%
         150,000  Columbia/HCA Healthcare Corp.
                  6.125%,  due 12/15/00                             146,342

                  Total Corporate Notes and Bonds                 8,210,873
                  ( Cost $8,256,478 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.99%

                  U.S. Treasury Notes - 21.68%
         500,000  10.750%,  due 02/15/03                            569,375
         500,000  7.875%,  due 11/15/04                             538,438
         500,000  6.500%,  due 08/15/05                             508,906
         500,000  7.000%,  due 07/15/06                             522,188
         500,000  8.875%,  due 02/15/19                             628,594
         500,000  8.125%,  due 08/15/21                             593,125

                                                                  3,360,626

                  Government National Mortgage Association - 11.06%
         390,426  6.250%,  due 07/20/21                             380,673
         858,463  6.500%,  due 04/15/26                             823,673
         499,359  8.000%,  due 09/20/29                             508,835

                                                                  1,713,181

                  Federal Home Loan Mortgage Corp. - 6.36%
         500,000  6.250%,  due 10/15/02                             499,410
         500,000  6.010%,  due 04/26/04                             486,548

                                                                    985,958

                  Federal National Mortgage Association - 3.89%
         375,000  6.520%,  due 03/05/08                             359,147
         250,000  7.000%,  due 08/27/12                             243,381

                                                                    602,528

                  Total U.S. Government and Agency Obligations    6,662,293
                  ( Cost $6,643,995 )
                                                               Value
         Shares                                               (Note 2)

INVESTMENT COMPANY - 4.96%

         768,477  State Street Prime Money Market
                  4.830%                                            768,477

                  Total Investment Company                          768,477
                  ( Cost $768,477 )

                                                               Value
         Par Value                                            (Note 2)

CERTIFICATE OF DEPOSIT - 0.12%

         18,693   State Street Eurodollar
                  4.50%,  due 11/01/99                               18,693

                  Total Certificate of Deposit                       18,693
                  ( Cost $18,693 )

TOTAL INVESTMENTS - 101.04%                                      15,660,336
( Cost $15,687,643** )

NET OTHER ASSETS AND LIABILITIES - (1.04)%                         (161,411)

TOTAL NET ASSETS - 100.00%.                              $       15,498,925

     **   Aggregate cost for Federal tax purposes.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

     MTN  Medium Term Note

     ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                    BALANCED FUND -- Portfolio of Investments


                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 53.78%

                  Technology - 13.79%
         11,000   3Com Corp.*                              $        319,000
         6,700    ADC Telecommunications, Inc.*                     319,506
         4,700    Conexant Systems, Inc.*                           438,863
         13,800   EMC Corp.*                                      1,007,400
         833      Gartner Group, Inc., Class B*                       7,809
         10,700   Gateway 2000, Inc.*                               706,869
         5,000    Hewlett-Packard Co.                               370,312
         11,500   Interim Services, Inc.*                           189,031
         6,000    International Business Machines Corp.             590,250
         14,200   Keane, Inc.*                                      333,700
         3,292    Koninklijke (Royal) Philips Electronics N.V.      342,162
         4,000    Micron Technology, Inc.*                          285,250
         4,800    Motorola, Inc.                                    467,700
         11,600   Seagate Technology, Inc.*                         341,475
         7,800    Texas Instruments, Inc.                           700,050

                                                                  6,419,377

                  Financial Services - 7.64%
         12,000   Allstate Corp.                                    345,000
         8,196    Bank of America Corp.                             527,617
         8,090    Bank One Corp.                                    303,881
         10,500   Citigroup, Inc.                                   568,312
         8,200    Countrywide Credit Industries, Inc.               278,288
         9,400    Household International, Inc.                     419,475
         5,900    MBIA, Inc.                                        336,669
         2,800    Morgan Stanley Dean Witter & Co.                  308,875
         9,800    Wells Fargo Co.                                   469,175

                                                                  3,557,292

                  Consumer Staples - 6.94%
         8,800    Cox Communications, Inc., Class A*                399,850
         10,300   CVS Corp.                                         447,406
         3,000    General Mills, Inc.                               261,563
         7,900    Kimberly-Clark Corp.                              498,687
         7,800    MediaOne Group, Inc.*                             554,288
         9,100    Nabisco Holdings Corp., Class A                   340,113
         7,500    Safeway, Inc.*                                    264,844
         10,900   Sara Lee Corp.                                    294,981
         11,100   Tyson Foods, Inc., Class A                        169,275

                                                                  3,231,007

                  Healthcare - 5.49%
         6,400    Aetna, Inc.                                       321,600
         6,700    ALZA Corp.*                                       286,844
         11,700   American Home Products Corp.                      611,325
         7,300    Bristol-Myers Squibb Co.                          560,731
         3,900    Glaxo Wellcome PLC, ADR                           233,513
         2,492    Johnson & Johnson                                 261,037
         5,200    Pharmacia & Upjohn, Inc.                          280,475

                                                                  2,555,525

                  Consumer Cyclical - 4.52%
         10,800   Dayton Hudson Corp.                               697,950
         7,100    IMS Health, Inc.                                  205,900
         16,800   PRIMEDIA, Inc.*                                   187,950
         7,500    Sears, Roebuck & Co.                              211,406
         9,000    Tiffany & Co.                                     535,500
         4,700    Wal-Mart Stores, Inc.                             266,431

                                                                  2,105,137

                  Energy - 3.72%
         5,164    BP Amoco PLC, ADR                                 298,221
         3,700    Exxon Corp.                                       274,031
         4,500    Kerr-McGee Corp.                                  241,875
         6,300    Schlumberger, Ltd.                                381,544
         8,000    Unocal Corp.                                      276,000
         8,900    USX-Marathon Group                                259,213

                                                                  1,730,884

                  Communication Services - 3.43%
         4,500    AT&T Corp.                                        210,375
         4,600    GTE Corp.                                         345,000
         5,922    SBC Communications, Inc.                          301,652
         3,200    Telefonos de Mexico SA, Class L, ADR              273,600
         9,750    Vodafone AirTouch, PLC, ADR                       467,391

                                                                  1,598,018

                  Capital Goods - 3.40%
         2,600    Honeywell, Inc.                                   274,138
         3,300    Illinois Tool Works, Inc.                         241,725
         10,700   Owens-Illinois, Inc.*                             256,131
         10,700   Pall Corp.                                        234,731
         4,300    Rockwell International Corp.                      208,281
         3,800    United Technologies Corp.                         229,900
         7,642    Waste Management, Inc.                            140,422

                                                                  1,585,328

                  Basic Materials - 2.35%
         2,900    Dow Chemical Co.                                  342,925
         5,300    Praxair, Inc.                                     247,775
         7,300    Rohm and Haas Co.                                 279,225
         5,400    Willamette Industries, Inc.                       224,437

                                                                  1,094,362

                  Transportation - 1.26%
         3,500    Delta Air Lines, Inc.                             190,531
         6,300    FDX Corp.*                                        271,294
         5,100    Norfolk Southern Corp.                            124,631

                                                                    586,456

                  Utilities - 1.24%
         10,000   PG & E Corp.                                      229,375
         9,300    Williams Cos., Inc.                               348,750

                                                                    578,125

                  Total Common Stocks                            25,041,511
                  ( Cost $21,058,472 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.75%

                  U.S. Treasury Notes - 11.42%
         1,500,000 5.500%,  due 08/31/01                          1,491,563
         500,000  5.625%,  due 09/30/01                             498,281
         500,000  6.375%,  due 08/15/02                             506,094
         500,000  10.750%,  due 02/15/03                            569,375
         500,000  6.500%,  due 08/15/05                             508,906
         500,000  7.000%,  due 07/15/06                             522,188
         500,000  8.875%,  due 02/15/19                             628,594
         500,000  8.125%,  due 08/15/21                             593,125

                                                                  5,318,126

                  Federal National Mortgage Association - 5.37%
         1,000,000 6.520%,  due 03/05/08                            957,726
         410,000  6.320%,  due 03/16/09                             390,530
         500,000  7.000%,  due 08/27/12                             486,762
         655,543  8.000%,  due 09/01/29                             667,107

                                                                  2,502,125

                  Government National Mortgage Association - 2.91%
         390,426  6.250%,  due 07/20/21                             380,673
         463,852  7.500%,  due 07/15/26                             465,428
         500,000  8.000%,  due 09/20/29                             509,488

                                                                  1,355,589

                  Federal Home Loan Mortgage Corp. - 1.05%
         500,000  6.010%,  due 04/26/04                             486,548

                  Total U.S. Government and Agency Obligations    9,662,388
                  ( Cost $9,670,755 )

CORPORATE  NOTES AND BONDS - 18.34%

                  Finance - 3.21%
         500,000  Capital One Bank
                  6.760%,  due 07/23/02                             492,656
         500,000  Ford Motor Credit Co.
                  7.375%,  due 10/28/09                             504,520
         500,000  Pemex Finance, Ltd., 144A (C)
                  9.690%,  due 08/15/09                             497,385

                                                                  1,494,561

                  Industrials - 2.97%
         250,000  Foster Wheeler Corp.
                  6.750%,  due 11/15/05                             213,362
         715,000  Temple-Inland, Inc., MTN
                  6.750%,  due 03/01/09                             673,945
         500,000  Tyco International Group SA, 144A (C)
                  6.875%,  due 09/05/02                             497,239

                                                                  1,384,546

                  Retail - 2.85%
         500,000  Autozone, Inc.
                  6.000%,  due 11/01/03                             473,049
         500,000  Great Atlantic & Pacific Tea Co.
                  7.750%,  due 04/15/07                             469,581
         575,000  Rite Aid Corp.
                  7.125%,  due 01/15/07                             385,250

                                                                  1,327,880

                  Energy - 2.25%
         500,000  Occidental Petroleum Co., Senior Note
                  10.125%,  due 11/15/01                            530,480
         500,000  Tosco Corp.
                  8.250%,  due 05/15/03                             515,932

                                                                  1,046,412

                  Capital Goods - 1.88%
         500,000  Crown Cork & Seal Co., Inc.
                  7.125%,  due 09/01/02                             498,564
         400,000  Owens-Illinois, Inc., Senior Note
                  7.150%,  due 05/15/05                             376,043

                                                                    874,607

                  Business Services - 1.42%
         680,000  Comdisco, Inc., Senior Note
                  6.000%,  due 01/30/02                             660,920

                  Basic Materials - 1.18%
         550,000  Rohm & Haas Co., 144A (C)
                  6.950%,  due 07/15/04                             548,936

                  Communication - 1.01%
         500,000  Teleglobe, Inc., Yankee
                  7.200%,  due 07/20/09                             470,641

                  Durable Goods - 0.54%
         250,000  Borg-Warner Automotive, Senior Note
                  8.000%,  due 10/01/19                             249,522

                  Waste Management - 0.50%
         250,000  Waste Management, Inc., Step Coupon (F)
                  7.700%,  due 10/01/02                             234,325

                  Asset-Backed Securities - 0.43%
         200,000  Residential Funding Mortgage Securities II,
                  Series 1998-HI2, Step Coupon, Class A2, ABS (F)
                  6.290%,  due 07/25/13                             198,314

                  Health Services - 0.10%
         50,000   Columbia/HCA Healthcare Corp.
                  6.125%,  due 12/15/00                              48,781

                  Total Corporate Notes and Bonds                 8,539,445
                  ( Cost $8,594,284 )

                                                               Value
         Shares                                               (Note 2)

INVESTMENT COMPANY - 4.94%

         2,297,570 State Street Prime Money Market
                  4.830%                                 $        2,297,570

                  Total Investment Company                        2,297,570
                  ( Cost $2,297,570 )

                                                               Value
         Par Value                                            (Note 2)

CERTIFICATE OF DEPOSIT - 1.50%

$        696,709  State Street Eurodollar
                  4.830%,  due 11/01/99                             696,709

                  Total Certificate of Deposit                      696,709
                  ( Cost $696,709 )

TOTAL INVESTMENTS - 99.31%.                              $       46,237,623
(Cost $42,317,790**)

NET OTHER ASSETS AND LIABILITIES - 0.69%                            322,495

TOTAL NET ASSETS - 100.00%                               $       46,560,118

     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $42,533,160.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

     ADR  American Depository Receipt

     MTN  Medium Term Note

     ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                  HIGH INCOME FUND -- Portfolio of Investments


                                                               Value
         Par Value                                            (Note 2)

CORPORATE NOTES AND BONDS - 91.50%

                  Communications - 18.28%
$        185,000  Allegiance Telecom, Inc., Step Coupon (B)
                  11.750%, due 02/15/08                     $       125,800
         75,000   Allegiance Telecom, Inc.
                  Senior Note
                  12.875%, due 05/15/08                              81,937
         25,000   American Cellular Corp.
                  Senior Note
                  10.500%, due 05/15/08                              26,938
         130,000  Centennial Cellular Corp.
                  Senior Subordinate Note
                  10.750%, due 12/15/08                             135,525
         100,000  Charter Commercial Holdings LLC
                  Senior Note
                  8.250%, due 04/01/07                               94,500
         260,000  Charter Commercial Holdings LLC, Step Coupon
                  Senior Discount Note (B)
                  9.920%, due 04/01/11                              154,700
         50,000   Crown Castle International Corp.
                  Senior Note
                  9.000%, due 05/15/11                               47,500
         130,000  Dolphin Telecom PLC, Step Coupon, Yankee
                  Senior Discount Note (B)(D)
                  11.500%, due 06/01/08                              55,900
         25,000   Dolphin Telecom PLC, 144A, Step Coupon
                  Senior Discount Note (B)(C)(D)
                  14.000%, due 05/15/09                               9,875
         60,000   Esprit Telecom Group PLC, Yankee
                  Senior Note (D)
                  10.875%, due 06/15/08                              58,800
         90,000   Exodus Communications, Inc.
                  Senior Note
                  11.250%, due 07/01/08                              92,025
         100,000  Hermes Europe Railtel B.V., Yankee
                  Senior Note (D)
                  10.375%, due 01/15/09                              94,500
         160,000  ICG Holdings, Inc.
                  Step Coupon (B)
                  12.500%, due 05/01/06                             120,800
         90,000   Intermedia Communication, Series B
                  Senior Note
                  8.875%,  due 11/01/07                              81,000
         25,000   ITC Deltacom, Inc.
                  Senior Note
                  11.000%, due 06/01/07                              26,250
         40,000   ITC Deltacom, Inc.
                  Senior Note
                  9.750%, due 11/15/08                               40,500
         10,000   Lenfest Communications
                  Senior Note
                  8.375%, due 11/01/05                               10,250
         35,000   Lenfest Communications
                  Senior Subordinate Note
                  10.500%, due 06/15/06                              39,725
         50,000   Lenfest Communications
                  Senior Subordinate Note
                  8.250%, due 02/15/08                               50,250
         80,000   MCI Worldcom, Inc.
                  Senior Note
                  13.500%, due 12/15/02                              90,600
         175,000  Metronet Communications, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  9.950%, due 06/15/08                              136,063
         105,000  Millicom International Cellular, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  13.500%, due 06/01/06                              75,863
         55,000   MJD Communications, Inc., Series B
                  Senior Subordinate Note
                  9.500%, due 05/01/08                               49,500
         100,000  Nextel Communications, Step Coupon
                  Senior Discount Note (B)
                  9.750%, due 10/31/07                               72,000
         215,000  Nextel Communications, Step Coupon
                  Senior Discount Note (B)
                  9.950%, due 02/15/08                              152,650
         45,000   Nextel International, Inc., Step Coupon
                  Senior Discount Note (B)
                  12.125%, due 04/15/08                              22,950
         25,000   Nextlink Communications
                  Senior Note
                  9.625%, due 10/01/07                               24,000
         190,000  Nextlink Communications
                  Senior Note
                  10.750%, due 06/01/09                             193,800
         30,000   Pagemart Wireless, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.250%, due 02/01/08                               9,000
         140,000  PSINET, Inc., 144A
                  Senior Note (C)
                  11.000%, due 08/01/09                             143,850
         65,000   Rural Cellular Corp., Series B
                  Senior Subordinate Note
                  9.625%, due 05/15/08                               66,625
         31,984   Rural Cellular Corp., Series B, PIK
                  11.375%, due 05/15/10                              31,984
         30,000   Telesystem International Wireless, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  13.250%, due 06/30/07                              14,400
         110,000  Telewest Communications PLC, Yankee
                  Debenture (D)
                  9.625%,  due 10/01/06                             111,650
         115,000  Triton PCS, Inc., Step Coupon (B)
                  11.000%, due 05/01/08                              78,775
         220,000  United International Holdings, Series B, Step Coupon
                  Senior Discount Note (B)
                  10.750%, due 02/15/08                             124,850
         35,000   U.S. Unwired, Inc., 144A, Step Coupon
                  Senior Discount Note (B)(C)
                  13.375%, due 11/01/09                              18,725
         175,000  Versatel Telecom BV
                  Senior Note (D)
                  13.250%, due 05/15/08                             175,875
         15,000   Viatel, Inc., Senior Note
                  11.250%, due 04/15/08                              14,100
         160,000  Viatel, Inc., Step Coupon
                  Senior Discount Note (B)
                  12.500%, due 04/15/08                              88,800
         110,000  Western Wireless
                  Senior Subordinate Note
                  10.500%, due 02/01/07                             115,500

                                                                  3,158,335

                  Telecommunications - 17.38%
         125,000  Adelphia Business Solutions
                  Senior Subordinate Note
                  12.000%, due 11/01/07                             129,375
         75,000   Adelphia Communications, Series B
                  Senior Note
                  8.375%, due 02/01/08                               70,500
         45,000   AT&T Canada, Inc., Step Coupon
                  Senior Discount Note (B)
                  10.750%, due 11/01/07                              36,900
         25,000   Avalon Cable Holdings LLC, Step Coupon
                  Senior Discount Note (B)
                  11.875%, due 12/01/08                              15,875
         75,000   Avalon Cable of Michigan
                  Senior Subordinate Note
                  9.375%, due 12/01/08                               75,281
         25,000   Bresnan Communications, Series B, Step Coupon
                  Senior Discount Note (B)
                  9.250%, due 02/01/09                               16,969
         65,000   Bresnan Communications, Series B
                  Senior Note
                  8.000%, due 02/01/09                               64,756
         110,000  Chancellor Media Corp., Series B
                  8.750%, due 06/15/07                              109,450
         90,000   Classic Cable, Inc., 144A
                  Senior Subordinate Note (C)
                  9.875%, due 08/01/08                               90,000
         125,000  Colt Telecom Group PLC, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  12.000%, due 12/15/06                             103,750
         100,000  CSC Holdings, Inc.
                  Senior Subordinate Note
                  9.250%, due 11/01/05                              101,250
         85,000   Cumulus Media, Inc.
                  10.375%, due 07/01/08                              87,656
         175,000  Echostar DBS Corp.
                  Senior Note
                  9.375%, due 02/01/09                              173,469
         150,000  Energis PLC, 144A (C)
                  9.750%, due 06/15/09                              153,000
         165,000  Esat Telecom Group PLC, Series B, Yankee
                  Senior Note (D)
                  11.875%, due 12/01/08                             169,125
         100,000  Fox Sports Networks LLC
                  Senior Note
                  8.875%, due 08/15/07                              101,500
         75,000   Frontiervision LP/Capital
                  Senior Subordinate Note
                  11.000%, due 10/15/06                              79,125
         40,000   Frontiervision Holdings LP, Step Coupon
                  Senior Discount Note (B)
                  11.875%, due 09/15/07                              34,600
         60,000   Globenet Communication Group, Ltd. 144A
                  Senior Note (C)
                  13.000%, due 07/15/07                              60,000
         90,000   Granite Broadcasting Corp.
                  Senior Subordinate Note
                  10.375%, due 05/15/05                              91,800
         100,000  Insight Midwest/Insight Capital, Inc., 144A
                  Senior Note (C)
                  9.750%, due 10/01/09                              102,750
         125,000  Jazztel PLC, 144A
                  Senior Note (C)
                  14.000%, due 04/01/09                             125,000
         60,000   LIN Holdings Corp., Step Coupon
                  Senior Discount Note (B)
                  10.000%, due 03/01/08                              39,000
         40,000   Northeast Optic Network
                  Senior Note
                  12.750%, due 08/15/08                              40,900
         150,000  NTL Communications Corp., Series B, Step Coupon
                  Senior Note (B)
                  12.375%, due 10/01/08                              99,750
         80,000   NTL, Inc., Series B, Step Coupon
                  Senior Note (B)
                  9.750%, due 04/01/08                               53,000
         50,000   NTL, Inc., Series B, Step Coupon
                  Senior Note (B)
                  9.750%, due 04/15/09                               46,168
         65,000   Spectrasite Holdings, Inc.
                  Senior Discount Note
                  12.000%, due 07/15/08                              36,563
         175,000  Spectrasite Holdings, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.250%, due 04/15/09                              91,000
         150,000  Telemundo Holdings, Inc., Series B, Step Coupon
                  Senior Discount Note (B)
                  11.500%, due 08/15/08                              85,500
         60,000   Telewest Communication PLC, 144A, Step Coupon
                  Senior Discount Note (B)(C)
                  9.250%, due 04/15/09                               36,900
         110,000  Time Warner Telecom LLC
                  Senior Note
                  9.750%, due 07/15/08                              112,750
         190,000  United Pan-Europ Communications N.V., 144A
                  Senior Note (C)(D)
                  10.875%, due 08/01/09                             185,725
         25,000   Verio, Inc.
                  Senior Note
                  10.375%, due 04/01/05                              25,125
         100,000  Worldwide Fiber, Inc., 144A
                  Senior Note (C)
                  12.000%, due 08/01/09                             100,000
         60,000   Young Broadcasting, Inc., Series B
                  8.750%, due 06/15/07                               58,800

                                                                  3,003,312

                  Finance - 5.76%
         25,000   AMSC Acquisition Co., Inc., Series B
                  12.250%, due 04/01/08                              14,000
         82,406   Crown Castle International Corp., PIK
                  12.750%, due 12/15/10                              83,230
         65,000   DTI Holdings, Inc., Series B, Step Coupon
                  Senior Discount Note (B)
                  12.500%, due 03/01/08                              22,750
         150,000  Global Crossing Holding LTD
                  9.625%, due 05/15/08                              152,250
         150,000  Ono Finance PLC, Series A, 144A (C)(D)
                  13.000%, due 05/01/09                             147,000
         150      Ono Finance PLC, Series A, 144A,
                  Zero Coupon (B)(C)(D)
                  0.000%, due 05/31/09                                7,500
         200,000  P & L Coal Holdings Corp., Series B
                  9.625%, due 05/15/08                              192,500
         90,000   Silgan Holdings, Inc.
                  Senior Subordinate Note
                  9.000%, due 06/01/09                               85,500
         80,000   Thermadyne Manufacturing Corp.
                  9.875%, due 06/01/08                               65,600
         160,000  Thermadyne Holdings Corp., Step Coupon
                  Debenture (B)
                  12.500%, due 06/01/08                              70,400
         175,000  Willis Corroon Corp.
                  9.000%, due 02/01/09                              154,875

                                                                    995,605

                  Technology - 5.13%
         110,000  Argo-Tech Corp.
                  8.625%, due 10/01/07                               93,087
         50,000   Argo-Tech Corp., Series D
                  8.625%, due 10/01/07                               42,313
         95,000   Be Aerospace, Inc., Series B
                  Senior Subordinate Note
                  8.000%, due 03/01/08                               82,175
         25,000   Be Aerospace, Inc.
                  Senior Subordinate Note
                  9.500%, due 11/01/08                               23,625
         75,000   Completel Europe N.V., 144A, Step Coupon
                  Senior Discount Note (B)(C)(D)
                  14.000%, due 02/15/09                              37,687
         175,000  K & F Industries, Series B
                  Senior Subordinate Note
                  9.250%, due 10/15/07                              166,688
         225,000  Level 3 Communications, Inc.
                  Senior Note
                  9.125%, due 05/01/08                              209,813
         115,000  Metromedia Fiber Network, Series B
                  Senior Note
                  10.000%, due 11/15/08                             112,988
         80,000   Unisys Corp., Series B
                  Senior Note
                  12.000%, due 04/15/03                              85,400
         35,000   Unisys Corp.
                  Senior Note
                  7.875%, due 04/01/08                               33,250

                                                                    887,026

                  Energy - 3.94%
         110,000  Anacomp, Inc., Series B
                  Senior Subordinate Note
                  10.875%, due 04/01/04                             107,800
         130,000  Chesapeake Energy Corp., Series B
                  9.625%, due 05/01/05                              122,850
         75,000   Clark R&M, Inc.
                  Senior Note
                  8.625%, due 08/15/08                               63,750
         45,000   Continental Resources
                  10.250%, due 08/01/08                              37,575
         100,000  Forest Oil Corp.
                  10.500%, due 01/15/06                             102,000
         100,000  HS Resources, Inc.
                  9.250%, due 11/15/06                               97,750
         125,000  Ocean Energy, Inc., Series B
                  8.875%, due 07/15/07                              124,062
         10,000   Pool Energy Services Co., Series B
                  8.625%, due 04/01/08                                9,900
         15,000   Pride International, Inc.
                  Senior Note
                  10.000%, due 06/01/09                              15,000

                                                                    680,687

                  Retail - 3.74%
         45,000   Cole National Group, Inc.
                  Senior Subordinate Note
                  8.625%, due 08/15/07                               33,300
         75,000   Duane Reade, Inc.
                  9.250%, due 02/15/08                               73,125
         15,000   J Crew Group, Series B, Step Coupon
                  Debenture (B)
                  13.125%, due 10/15/08                               7,050
         85,000   J Crew Operating Corp.
                  Senior Subordinate Note
                  10.375%, due 10/15/07                              73,950
         40,000   Jitney-Jungle Stores (E)
                  12.000%, due 03/01/06                              11,200
         10,000   Jitney-Jungle Stores (E)
                  10.375%, due 09/15/07                                 100
         100,000  Musicland Group, Inc., Series B
                  9.875%, due 03/15/08                               83,500
         50,000   Pathmark Stores
                  Subordinate Note
                  11.625%, due 06/15/02                              48,500
         35,000   Pathmark Stores
                  Senior Subordinate Note
                  9.625%, due 05/01/03                               33,950
         100,000  Red Roof Inns, Senior Note
                  9.625%, due 12/15/03                              102,250
         75,000   Southland Corp.
                  Senior Subordinate Debenture
                  5.000%, due 12/15/03                               63,562
         125,000  Williams Scotsman, Inc.
                  9.875%, due 06/01/07                              116,250

                                                                    646,737

                  Metals and Mining - 3.72%
         70,000   AK Steel Corp., Senior Note
                  9.125%, due 12/15/06                               69,475
         65,000   Algoma Steel, Inc., Yankee (D)
                  12.375%, due 07/15/05                              55,900
         100,000  Commonwealth Industries
                  Senior Subordinate Note
                  10.750%, due 10/01/06                              99,500
         60,000   Doe Run Resources Corp., Series B
                  11.250%, due 03/15/05                              55,200
         75,000   Fairfield Manufacturing Co., Inc.
                  Senior Subordinate Note
                  9.625%, due 10/15/08                               72,094
         60,000   Kaiser Aluminum & Chemical Co.
                  Senior Note
                  9.875%, due 02/15/02                               60,000
         50,000   Metal Management, Inc.
                  10.000%, due 05/15/08                              32,500
         50,000   Russel Metals, Inc., Yankee (D)
                  10.000%, due 06/01/09                              50,938
         150,000  WCI Steel, Inc., Series B
                  Senior Note
                  10.000%, due 12/01/04                             146,625

                                                                    642,232

                  Building and Construction - 3.64%
         100,000  American Standard, Inc.
                  7.375%, due 02/01/08                               89,250
         25,000   American Standard, Inc.
                  7.625%, due 02/15/10                               22,250
         50,000   Building Materials Corp., Series B
                  Senior Note
                  7.750%, due 07/15/05                               45,375
         150,000  Building Materials Corp., Series B
                  Senior Note
                  8.625%, due 12/15/06                              141,375
         50,000   Building Materials Corp., Series B
                  Senior Note
                  8.000%, due 10/15/07                               45,375
         125,000  Formica Corp., Series B
                  Senior Subordinate Note
                  10.875%, due 03/01/09                             112,500
         65,000   MMI Products, Inc., Series B
                  Senior Subordinate Note
                  11.250%, due 04/15/07                              65,975
         110,000  Nortek, Inc., Series B
                  Senior Note
                  9.250%, due 03/15/07                              106,425

                                                                    628,525

                  Containers / Packaging - 3.60%
         65,000   Ball Corp.
                  8.250%, due 08/01/08                               62,725
         105,000  Gaylord Container Corp.
                  Senior Note
                  9.750%, due 06/15/07                               97,912
         135,000  Gaylord Container Corp., Series B
                  Senior Subordinate Note
                  9.875%, due 02/15/08                              116,775
         50,000   Graham Packaging/GPC Capital, Series B
                  8.750%, due 01/15/08                               46,000
         220,000  Packaging Corp. of America
                  9.625%, due 04/01/09                              220,000
         80,000   Riverwood International
                  10.250%, due 04/01/06                              79,200

                                                                    622,612

                  Consumer Staples - 3.46%
         90,000   Finlay Enterprises, Inc.
                  9.000%, due 05/01/08                               79,200
         50,000   International Utility Structures, Yankee
                  Senior Subordinate Note (D)
                  10.750%, due 02/01/08                              44,500
         115,000  Pierce Leahy Corp.
                  Senior Subordinate Note
                  11.125%, due 07/15/06                             121,900
         30,000   Remington Products Co. LLC, Series B
                  Senior Subordinate Note
                  11.000%, due 05/15/06                              22,500
         115,000  Revlon Consumer Products
                  Senior Note
                  8.125%, due 02/01/06                               89,987
         115,000  Samsonite Corp.
                  Senior Subordinate Note
                  10.750%, due 06/15/08                              95,450
         100,000  Simmons Co., Series B
                  Senior Subordinate Note
                  10.250%, due 03/15/09                              98,250
         50,000   Vlasic Foods International, Inc., Series B
                  Senior Subordinate Note
                  10.250%, due 07/01/09                              47,000

                                                                    598,787

                  Recreation - 3.26%
         150,000  Boyd Gaming Corp.
                  Senior Subordinate Note
                  9.500%, due 07/15/07                              145,312
         160,000  Coast Hotels & Casino
                  9.500%, due 04/01/09                              149,000
         50,000   Hollywood Park, Inc., Series B
                  9.250%, due 02/15/07                               48,375
         75,000   Isle of Capri Casinos
                  8.750%, due 04/15/09                               67,687
         80,000   Lady Luck Gaming, Series QTR
                  11.875%, due 03/01/01                              80,000
         75,000   Station Casinos
                  Senior Subordinate Note
                  8.875%, due 12/01/08                               72,375

                                                                    562,749

                  Basic Materials - 3.05%
         100,000  Applied Extrusion Technology, Series B
                  Senior Note
                  11.500%, due 04/01/02                             102,500
         90,000   Buckeye Technologies, Inc.
                  Senior Subordinate Note
                  9.250%, due 09/15/08                               88,425
         20,000   Keystone Consolidated Industries
                  Senior Note
                  9.625%, due 08/01/07                               18,500
         50,000   Fibermark, Inc.
                  Senior Note
                  9.375%, due 10/15/06                               50,125
         5,000    Galey & Lord, Inc.
                  9.125%, due 03/01/08                                1,225
         100,000  Polymer Group, Inc., Series B
                  9.000%, due 07/01/07                               96,000
         35,000   Repap New Brunswick, Yankee
                  Senior Note (D)
                  9.000%, due 06/01/04                               33,250
         50,000   Synthetic Industries, Inc., Series B
                  Senior Subordinate Note
                  9.250%, due 02/15/07                               49,500
         95,000   US Timberlands Klam/Fin
                  Senior Note
                  9.625%, due 11/15/07                               87,400

                                                                    526,925

                  Durable Goods - 2.44%
         50,000   Dura Operating Corp., Series B
                  9.000%, due 05/01/09                               46,125
         110,000  Hayes Lemmerz International, Inc.
                  11.000%, due 07/15/06                             113,850
         50,000   International Knife & Saw, Inc.
                  Senior Subordinate Note
                  11.375%, due 11/15/06                              37,500
         85,000   Motors and Gears, Inc., Series D
                  Senior Note
                  10.750%, due 11/15/06                              79,900
         100,000  Oxford Automotive, Inc., Series D
                  10.125%,  due 06/15/07                             90,000
         65,000   Simonds Industries
                  10.250%, due 07/01/08                              50,700
         5,000    Talon Automotive Group, Series B
                  Senior Subordinate Note
                  9.625%, due 05/01/08                                4,050

                                                                    422,125

                  Chemicals and Drugs - 2.43%
         75,000   Huntsman ICI Chemicals, 144A
                  Senior Subordinate Note (C)
                  10.125%, due 07/01/09                              74,625
         55,000   Lyondell Chemical Co., Series A
                  9.625%, due 05/01/07                               54,450
         90,000   Lyondell Chemical Co., Series B
                  9.875%, due 05/01/07                               89,550
         75,000   NL Industries
                  Senior Note
                  11.750%, due 10/15/03                              77,250
         25,000   PCI Chemicals Canada, Inc., Yankee (D)
                  9.250%, due 10/15/07                               19,000
         90,000   Sterling Chemicals, Inc., Series A
                  Senior Subordinate Note
                  11.250%, due 04/01/07                              55,800
         50,000   Sterling Chemicals, Inc., 144A (C)
                  12.375%, due 07/15/06                              50,000

                                                                    420,675

                  Printing - 2.37%
         110,000  Big Flower Press, Inc.
                  Senior Subordinate Note
                  8.875%, due 07/01/07                              110,275
         150,000  Hollinger International Publishing
                  9.250%, due 03/15/07                              147,000
         75,000   Mail-Well I Corp., Series B
                  8.750%, due 12/15/08                               70,313
         35,000   Quebecor World (USA), Inc.
                  Senior Subordinate Note
                  7.750%, due 02/15/09                               33,206
         50,000   World Color Press, Inc.
                  Senior Subordinate Note
                  8.375%, due 11/15/08                               48,750

                                                                    409,544

                  Industrial - 2.02%
         100,000  Blount, Inc., 144A
                  Senior Subordinate Note (C)
                  13.000%, due 08/01/09                             102,250
         65,000   GCI, Inc., Senior Note
                  9.750%, due 08/01/07                               62,075
         50,000   General Binding Corp.
                  9.375%, due 06/01/08                               40,000
         100,000  Moog, Inc., Series B
                  Senior Subordinate Note
                  10.000%, due 05/01/06                             101,694
         55,000   Numatics, Inc., Series B
                  Senior Subordinate Note
                  9.625%, due 04/01/08                               42,350

                                                                    348,369

                  Media - 1.69%
         50,000   Albritton Communications, Series B
                  Senior Subordinate Debenture
                  9.750%, due 11/30/07                               50,000
         50,000   AMC Entertainment, Inc.
                  Senior Subordinate Note
                  9.500%, due 03/15/09                               44,000
         50,000   AMFM, Inc.
                  8.000%, due 11/01/08                               49,375
         75,000   Cinemark USA, Inc., Series B
                  Senior Subordinate Note
                  9.625%, due 08/01/08                               66,750
         50,000   Regal Cinemas, Inc.
                  Senior Subordinate Note
                  9.500%, due 06/01/08                               37,500
         60,000   Satelites Mexicanos SA, Series B (D)
                  10.125%, due 11/01/04                              43,875

                                                                    291,500

                  Consumer Services - 1.54%
         75,000   Eldorado Resorts LLC, 144A
                  Senior Subordinate Note (C)
                  10.500%, due 08/15/06                              76,500
         40,000   Iron Mountain, Inc.
                  10.125%, due 10/01/06                              41,000
         85,000   Iron Mountain, Inc.
                  8.750%, due 09/30/09                               80,113
         75,000   Prime Hospitality Corp., Series B
                  Senior Subordinate Note
                  9.750%, due 04/01/07                               68,250

                                                                    265,863

                  Capital Goods - 0.79%
         65,000   Transportation Tech Industries, Series C
                  11.750%, due 08/15/05                              66,137
         20,000   Transportation Tech Industries
                  Senior Subordinate Note
                  11.750%, due 08/15/05                              20,350
         90,000   Newcor, Inc., Series B
                  Senior Subordinate Note
                  9.875%, due 03/01/08                               49,500

                                                                    135,987

                  Defense Electronics - 0.75%
         125,000  L-3 Communications Corp., Series B
                  Senior Subordinate Note
                  10.375%, due 05/01/07                             129,063

                  Waste Disposal - 0.61%
         125,000  Allied Waste North America, 144A
                  Senior Subordinate Note (C)
                  10.000%, due 08/01/09                             105,781

                  Schools - 0.59%
         110,000  Kindercare Learning Centers, Series B
                  Senior Subordinate Note
                  9.500%, due 02/15/09                              102,850

                  Transportation - 0.57%
         110,000  Mark IV Industries, Inc.
                  Senior Subordinate Note
                  7.500%, due 09/01/07                               98,406

                  Machinery - 0.49%
         100,000  Columbus McKinnon Corp.
                  8.500%, due 04/01/08                               84,000

                  Health Care Services - 0.25%
         35,000   Alaris Medical, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.125%, due 08/01/08                              14,875
         30,000   Prime Medical Services, Inc.
                  8.750%, due 04/01/08                               28,200

                                                                     43,075

                  Total Corporate Notes and Bonds                15,810,770
                  ( Cost $16,904,821 )

COMMON STOCK - 0.14%

                  Technology - 0.00%
         750      Completel Holdings LLC, 144A (C)*              $        0

                  Communication - 0.14%
         719      Viatel, Inc.*                                      23,997

                  Total Common Stock                                 23,997
                  ( Cost $0 )

WARRANTS AND RIGHTS - 0.13%

                  Communication - 0.13%
         185      Allegiance Telecom, Inc.                               42
         25       American Mobile SAT                                   450
         25       Convergent Communications, Inc., 144A (C)             225
         375      Jazztel PLC, 144A (C)                              15,000
         50       Versatel Telecom BV                                 7,481

                                                                     23,198

                  Finance - 0.00%#
         325      DTI Holdings, Inc., 144A (C)                            3

                  Total Warrants and Rights                          23,201
                  ( Cost $0 )

PREFERRED STOCK - 0.13%

                  Media - 0.13%
         250      Primedia, Inc., Series H                           21,875

                  Total Preferred Stock                              21,875
                  ( Cost $24,850 )

CERTIFICATE OF DEPOSIT - 6.23%

$        1,076,025 State Street Eurodollar
                  4.500%, due 11/01/99                    $       1,076,025

                  Total Certificate of Deposit                    1,076,025
                  ( Cost $1,076,025 )

TOTAL INVESTMENTS - 98.13%.                                      16,955,868
( Cost $18,005,696** )

NET OTHER ASSETS AND LIABILITIES - 1.87%                            322,441

TOTAL NET ASSETS 100.00%                                 $       17,278,309

     *    Non income producing.

     **   Aggregate cost for Federal tax purposes was $18,006,581.

     #    Amount represents less than 0.01%

     PIK  Payment-In-Kind

     (B) Represents securities that remain zero coupon until predetermined date, at which time the stated coupon rate becomes the effective rate.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

     (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 9.44% of total net assets.

     (E)  In default.

                See accompanying Notes to Financial Statements.

               GROWTH AND INCOME FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 96.54%

                  Technology - 22.03%
         34,300   Computer Associates International, Inc. $       1,937,950
         14,800   Computer Sciences Corp.*                        1,016,575
         30,600   EMC Corp.*                                      2,233,800
         26,600   Harris Corp.                                      596,837
         18,400   Hewlett-Packard Co.                             1,362,750
         20,200   International Business Machines Corp.           1,987,175
         13,844   Koninklijke (Royal) Philips Electronics N.V.    1,438,911
         19,100   Motorola, Inc.                                  1,861,056
         34,900   Nortel Networks Corp.                           2,161,619
         29,600   Texas Instruments, Inc.                         2,656,600
         25,200   Xerox Corp.                                       705,600

                                                                 17,958,873

                  Consumer Staples - 15.75%
         30,700   ConAgra, Inc.                                     800,119
         30,100   CVS Corp.                                       1,307,469
         57,800   Disney (Walt) Co.                               1,524,475
         9,400    General Mills, Inc.                               819,563
         32,500   Kimberly-Clark Corp.                            2,051,562
         75,300   Kroger Co.*                                     1,567,181
         23,500   MediaOne Group, Inc.*                           1,669,969
         27,100   Nabisco Holdings Corp., Class A                 1,012,862
         30,800   PepsiCo, Inc.                                   1,068,375
         37,600   Sara Lee Corp.                                  1,017,550

                                                                 12,839,125

                  Financial Services - 13.42%
         56,000   Allstate Corp.                                  1,610,000
         26,092   Bank of America Corp.                           1,679,672
         31,870   Bank One Corp.                                  1,197,117
         34,500   Citigroup, Inc.                                 1,867,313
         18,400   First Union Corp.                                 785,450
         41,000   Household International, Inc.                   1,829,625
         9,000    Morgan Stanley Dean Witter & Co.                  992,813
         11,300   Wachovia Corp.                                    974,625

                                                                 10,936,615

                  Healthcare - 10.42%
         19,100   Aetna, Inc.                                       959,775
         22,900   ALZA Corp.*                                       980,406
         41,900   American Home Products Corp.                    2,189,275
         26,800   Bristol-Myers Squibb Co.                        2,058,575
         16,200   Glaxo Wellcome PLC, ADR                           969,975
         12,700   Johnson & Johnson                               1,330,325

                                                                  8,488,331

                  Communication Services - 7.65%
         13,978   AT&T Corp.                                        653,471
         19,300   GTE Corp.                                       1,447,500
         33,042   SBC Communications, Inc.                        1,683,077
         33,000   Sprint Corp. (FON Group)                        2,452,312

                                                                  6,236,360

                  Energy - 7.01%
         19,206   BP Amoco PLC, ADR                               1,109,146
         11,800   Exxon Corp.                                       873,938
         19,800   Schlumberger, Ltd.                              1,199,138
         14,300   Texaco, Inc.                                      877,663
         21,100   Unocal Corp.                                      727,950
         31,900   USX-Marathon Group                                929,088

                                                                  5,716,923

                  Capital Goods - 5.72%
         14,000   Emerson Electric Co.                              840,875
         10,000   Honeywell, Inc.                                 1,054,375
         15,000   Rockwell International Corp.                      726,563
         22,000   United Technologies Corp.                       1,331,000
         38,662   Waste Management, Inc.                            710,414

                                                                  4,663,227

                  Basic Materials - 3.49%
         8,700    Dow Chemical Co.                                1,028,775
         18,000   Georgia-Pacific Group                             714,375
         18,100   PPG Industries, Inc.                            1,097,312

                                                                  2,840,462

                  Consumer Cyclical - 3.43%
         22,338   Dana Corp.                                        660,367
         23,500   Sears, Roebuck & Co.                              662,406
         26,000   Wal-Mart Stores, Inc.                           1,473,875

                                                                  2,796,648

                  Utilities - 3.38%.
         14,500   Duke Energy Corp.                                 819,250
         28,500   PG & E Corp.                                      653,719
         34,100   Williams Cos., Inc.                             1,278,750

                                                                  2,751,719

                  Miscellaneous - 2.34%
         16,500   AlliedSignal, Inc.                                939,469
         10,200   Minnesota Mining and Manufacturing Co.            969,637

                                                                  1,909,106

                  Transportation - 1.90%
         16,200   Burlington Northern Santa Fe Corp.                516,375
         11,900   Delta Air Lines, Inc.                             647,806
         15,600   Norfolk Southern Corp.                            381,225

                                                                  1,545,406

                  Total Common Stocks                            78,682,795
                  ( Cost $72,774,850 )

INVESTMENT COMPANY - 4.08%

         3,325,870 State Street Prime Money Market
                  4.830%                                 $        3,325,870

                  Total Investment Company                        3,325,870
                  (Cost $3,325,870)

TOTAL INVESTMENTS - 100.62%                             $        82,008,665
( Cost $76,100,720** )

NET OTHER ASSETS AND LIABILITIES - (0.62)%                         (506,668)

TOTAL NET ASSETS - 100.00%                              $        81,501,997

     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $76,413,632.

     ADR  American Depository Receipt

                See accompanying Notes to Financial Statements.

              CAPITAL APPRECIATION FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 96.81%

                  Technology - 23.19%
         18,000   3Com Corp.*                              $        522,000
         18,700   Autodesk, Inc.                                    350,625
         29,000   Cadence Design Systems, Inc.*                     440,437
         6,700    Conexant Systems, Inc.*                           625,612
         12,300   Dallas Semiconductor Corp.                        724,163
         19,500   EMC Corp.*                                      1,423,500
         1,406    Gartner Group, Inc., Class B*                      13,181
         20,600   Gateway, Inc.*                                  1,360,888
         28,000   Keane, Inc.*                                      658,000
         5,700    Micron Technology, Inc.*                          406,481
         33,700   PeopleSoft, Inc.*                                 505,500
         20,800   Seagate Technology, Inc.*                         612,300
         10,000   Texas Instruments, Inc.                           897,500

                                                                  8,540,187

                  Financial Services - 14.40%
         29,000   Ace, Ltd.                                         563,687
         17,600   Associates First Capital Corp., Class A           642,400
         23,850   Citigroup, Inc.                                 1,290,881
         12,000   Countrywide Credit Industries, Inc.               407,250
         17,300   First Security Corp.                              443,313
         8,500    MBIA, Inc.                                        485,031
         9,600    SunTrust Banks, Inc.                              702,600
         16,000   Wells Fargo Co.*                                  766,000

                                                                  5,301,162

                  Consumer Cyclical - 11.77%
         19,300   Dayton Hudson Corp.                             1,247,263
         14,800   IMS Health, Inc.                                  429,200
         10,600   Lowe's Cos., Inc.                                 583,000
         40,400   PRIMEDIA, Inc.*                                   451,975
         22,000   Sherwin-Williams Co.                              492,250
         9,600    Tiffany & Co.                                     571,200
         20,600   TJX Cos., Inc.                                    558,775

                                                                  4,333,663

                  Consumer Staples - 10.03%
         18,100   Cox Communications, Inc., Class A*                822,419
         13,900   MediaOne Group, Inc.*                             987,769
         12,700   Nabisco Holdings Corp., Class A                   474,662
         18,900   Safeway, Inc.*                                    667,406
         12,800   Sara Lee Corp.                                    346,400
         25,900   Tyson Foods, Inc., Class A                        394,975

                                                                  3,693,631

                  Communication Services - 8.40%
         12,100   ADC Telecommunications, Inc.*                     577,019
         10,200   CenturyTel, Inc.                                  412,462
         3,500    Sprint Corp. (PCS Group)                          290,281
         10,000   Telefonos de Mexico SA, Class L, ADR              855,000
         20,000   Vodafone AirTouch, PLC, ADR                       958,750

                                                                  3,093,512

                  Capital Goods - 6.46%
         8,700    Grainger (W.W.), Inc.                             368,663
         11,500   Illinois Tool Works, Inc.                         842,375
         30,000   Owens-Illinois, Inc.*                             718,125
         20,500   Pall Corp.                                        449,719

                                                                  2,378,882

                  Energy - 6.26%
         5,600    El Paso Energy Corp.                              229,600
         7,500    Kerr-McGee Corp.                                  403,125
         14,800   Unocal Corp.                                      510,600
         18,900   USX-Marathon Group                                550,462
         18,000   Weatherford International, Inc.*                  609,750

                                                                  2,303,537

                  Healthcare - 5.70%
         10,300   Aetna, Inc.                                       517,575
         20,800   Boston Scientific Corp.*                          418,600
         22,800   Elan Corp., PLC, ADR*                             587,100
         10,700   Pharmacia & Upjohn, Inc.                          577,131

                                                                  2,100,406

                  Basic Materials - 4.35%
         3,300    Dexter Corp.                                      115,706
         11,300   Praxair, Inc.                                     528,275
         14,300   Rohm and Haas Co.                                 546,975
         9,900    Willamette Industries, Inc.                       411,469

                                                                  1,602,425

                  Utilities - 2.73%
         13,600   MidAmerican Energy Holdings Co.*                  457,300
         14,600   Williams Cos., Inc.                               547,500

                                                                  1,004,800

                  Transportation - 2.23%
         12,900   FDX Corp.*                                        555,506
         9,000    Midwest Express Holdings, Inc.*                   263,813

                                                                    819,319

                  Miscellaneous - 1.29%
         29,000   Interim Services, Inc.*                           476,688

                  Total Common Stocks                            35,648,212
                  ( Cost $30,364,823 )

INVESTMENT COMPANY - 3.24%

         1,192,798 State Street Prime Money Market
                  4.830%                                 $        1,192,798

                  Total Investment Company                        1,192,798
                  ( Cost $1,192,798 )

TOTAL INVESTMENTS - 100.05%                             $        36,841,010
( Cost $31,557,621** )

NET OTHER ASSETS AND LIABILITIES - (0.05)%                          (16,516)

TOTAL NET ASSETS - 100.00%                              $        36,824,494


     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $32,143,993.

     ADR  American Depository Receipt

                See accompanying Notes to Financial Statements.

              INTERNATIONAL STOCK FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 92.35%

                  Argentina - 0.45%
         11,100   Quilmes Industrial, S.A., ADR            $        115,856
         1,900    Telefonica de Argentina, S.A., ADR                 48,687

                                                                    164,543

                  Australia - 4.07%
         36,590   Australia & New Zealand Banking Group, Ltd.       241,516
         280,110  Boral, Ltd.                                       421,624
         62,851   Broken Hill Proprietary Co., Ltd.                 649,680
         16,100   Cochlear, Ltd.                                    175,593

                                                                  1,488,413

                  Austria - 2.10%
         405      Best Water Tech AG                                 73,180
         748,980  Goodman Fielder, Ltd.                             692,664

                                                                    765,844

                  Belgium - 1.69%
         25,730   Agfa Gevaert N.V.*                                515,252
         2,020    Compagnie Maritime Belge, S.A.                    104,102

                                                                    619,354

                  Brazil - 1.72%
         5,200    Companhia Brasileira de Distribuicao
                    Grupo Pao de Acucar, GDR                        113,750
         9,100    Companhia Cervejaria Brahma, ADR                  113,750
         3,358    Companhia Energetica de Minas Gerais,
                    S.A., ADR                                        47,995
         10,000   Companhia Paranaense de Energia-Copel,
                    ADR*                                             66,250
         3,300    Embratel Participacoes, S.A.                       42,487
         13,300   Souza Cruz, S.A.*                                  75,971
         3,800    Tele Norte Leste Participacoes, S.A., ADR          64,125
         3,900    Telesp Participacoes, S.A., ADR*                   63,131
         2,100    Tele Sudeste Celular Participacoes, S.A.,
                  ADR*                                               42,000

                                                                    629,459

                  Chile - 0.58%
         6,400    Administradora de Fondos de Pensiones
                  Provida, ADR                                      110,400
         7,500    Quinenco, S.A., ADR                                69,844
         3,900    Santa Isabel, S.A., ADR*                           31,200

                                                                    211,444

                  China - 0.22%
         1,343    China Steel Corp., GDR                             22,865
         156,000  Jiangsu Expressway Co., Ltd., Class H              23,896
         220,000  Shenzhen Expressway Co., Ltd., Class H             32,850

                                                                     79,611
                  Denmark - 0.38%
         4,100    Carli Gry International A/S                        74,841
         700      Falck A/S                                          64,384

                                                                    139,225

                  Finland - 4.57%
         7,700    Amer Group, Ltd.                                  146,582
         101,150  Fortum Corp., IVO - Neste Group*                  489,369
         17,020   Orion-Yhtyma Oyj, Class B                         404,558
         2,400    Sampo Insurance Co., Class A*                      83,299
         15,860   UPM-Kymmene Oyj                                   500,423
         600      Vaisala Oyj                                        44,174

                                                                  1,668,405

                  France - 9.70%
         1,600    Carbone-Lorraine, S.A.                             68,843
         21,897   CNP Assurances                                    644,845
         2,750    Credit Lyonnais, S.A.*                             83,154
         4,567    Dexia France                                      643,648
         4,569    Eridania Beghin-Say, S.A.                         518,988
         2,552    Groupe Danone                                     650,886
         470      Havas Advertising, S.A.                           131,737
         3,800    Neopost, S.A.*                                    131,490
         900      Scor, ADR                                          44,325
         3,873    Suez Lyonnaise des Eaux, S.A.                     625,271

                                                                  3,543,187

                  Germany - 4.59%
         8,130    BASF AG                                           365,544
         11,387   Bayer AG                                          465,877
         6,152    Deutsche Bank AG                                  441,279
         600      Hawesko Holding AG                                 18,932
         1,900    Marseille-Kliniken AG                              24,679
         6,645    Veba AG                                           359,228

                                                                  1,675,539

                  Greece - 0.24%
         3,811    Hellenic Telecommunications Organization,
                    S.A.                                             80,734
         500      Hellenic Telecommunications Organization,
                    S.A., ADR                                         5,313

                                                                     86,047

                  Hong Kong - 3.12%
         6,000    77 Bank, Ltd.                                      71,238
         358,000  Axa China Region, Ltd.                            308,752
         132,000  CDL Hotels International, Ltd.                     44,602
         1,500    China Telecom (Hong Kong), Ltd., ADR*             101,250
         345,081  Dairy Farm International Holdings, Ltd.           270,888
         154,000  Esprit Holdings, Ltd.*                            145,700
         5,300    Guangshen Railway Co., Ltd., ADR                   30,475
         2,000    Hachijuni Bank, Ltd.                               14,597
         30,000   Shaw Brothers (Hong Kong), Ltd.                    27,032
         49,000   Yue Yuen Industrial Holdings                      124,255

                                                                  1,138,789

                  Hungary - 0.40%
         2,500    Magyar Tavkozlesi Rt., ADR, Class B                72,031
         3,700    MOL Magyar Olaj-es Gazipari Rt.                    74,545

                                                                    146,576

                  India - 1.47%
         4,609    Bharat Heavy Electricals, Ltd.                     28,455
         4,400    Hindalco Industries, Ltd., GDR                     92,950
         3,250    Hindalco Industries, Ltd.                          54,129
         4,300    Larsen & Toubro, Ltd., GDR, 144A (C)               78,904
         11,200   Mahanagar Telephone Nigam, Ltd., GDR,
                    144A* (C)                                        92,400
         27,500   PT Hanjaya Mandala Sampoerna Tbk*                  63,786
         9,400    State Bank of India, GDR, 144A (C)                125,114

                                                                    535,738

                  Indonesia - 0.18%
         150,000  PT Indah Kiat Pulp & Paper Corp. Tbk*              64,551

                  Ireland - 0.50%
         19,100   Anglo Irish Bank Corp. PLC                         44,797
         130,900  Waterford Wedgwood PLC                            139,052

                                                                    183,849

                  Israel - 0.88%
         25,500   Bank Hapoalim, Ltd.                                60,641
         3,700    ECI Telecom, Ltd.*                                107,763
         4,100    Partner Communications Co., Ltd, ADR*              64,575
         6,200    Supersol, Ltd., ADR*                               87,575

                                                                    320,554

                  Italy - 3.24%
         3,000    Bipop SpA*                                        126,999
         43,000   ENI SpA*.                                         251,452
         5,300    Industrie Natuzzi SpA, ADR                         96,725
         14,700   Interpump Group SpA                                71,738
         14,100   Manuli Rubber Industries SpA                       33,812
         123,011  Telecom Italia SpA                                604,190

                                                                  1,184,916
                  Japan - 16.34%
         1,200    ADERANS Co., Ltd.                                  60,075
         34,000   Eisai Co., Ltd.                                   934,209
         2,990    H.I.S. Co., Ltd.                                  119,004
         48,000   Hitachi, Ltd.                                     518,807
         6,000    Hitachi Medical Corp.                              73,770
         700      Hokuto Corp.                                       41,287
         3,400    IMPACT 21 Co., Ltd.                                71,574
         201,000  Japan Airlines Co., Ltd.                          674,691
         1,000    Kawasumi Laboratories, Inc.                        15,153
         4,000    Maruichi Steel Tube, Ltd.                          55,126
         1,500    Meitec Corp.                                       56,248
         93,000   Minolta Co., Ltd.                                 380,848
         162,000  Mitsubishi Heavy Industries, Ltd.                 635,446
         113,000  Nippon Mitsubishi Oil Corp.                       498,513
         187,000  Nippon Yusen Kabushiki Kaisha                     807,039
         191,360  Sekisui Chemical Co., Ltd.                        941,476
         2,900    Torii Pharmaceutical Co., Ltd.                     88,722

                                                                  5,971,988

                  Korea - 2.50%
         7,200    Hanvit Bank, GDR*                                  54,000
         6,200    Kookmin Bank                                       96,657
         4,300    Korea Electric Power Corp.                        125,827
         1,800    Korea Telecom Corp., ADR*                          63,450
         600      Pohang Iron & Steel Co., Ltd.                      72,030
         900      Pohang Iron & Steel Co., Ltd., ADR                 30,038
         3,162    Samsung Electronics, GDR, 144A (C)                268,770
         15,639   SK Telecom Co., Ltd., ADR*                        204,284

                                                                    915,056

                  Malaysia - 0.15%
         31,000   Jaya Tiasa Holdings Berhad                         56,697

                  Mexico - 2.75%
         17,000   Carso Global Telecom*                             113,192
         5,776    Cemex S.A. de C.V., ADR*                          129,960
         3,020    Fomento Economico Mexicano,
                    S.A. de C.V., ADR                                99,094
         56,000   Grupo Financiero Banamex Accival,
                    S.A. de C.V., Class O*                          140,117
         33,000   Grupo Financiero Banorte, S.A. de
                    C.V., Class O*                                   41,199
         10,600   Grupo Industrial Maseca, S.A., de C.V., ADR        72,875
         3,300    Grupo Televisa, S.A., GDR*                        140,250
         12,800   Kimberly-Clark de Mexico, S.A. de C.V.,
                    Class A                                          41,015
         5,900    Nuevo Grupo Iusacell, S.A. de C.V.,
                    Series L*                                        61,950
         3,200    Panamerican Beverages, Inc., Class A               51,400
         8,500    Pepsi-Gemex, S.A., GDR*                            39,312
         6,700    Tubos de Acero de Mexico, S.A., ADR                73,281

                                                                  1,003,645

                  Netherlands - 2.28%
         2,000    Avalix Groep N.V.*                                 10,517
         2,800    Beter Bed Holding N.V.                             80,101
         2,600    Fugro N.V.                                         87,506
         2,000    Hunter Douglas N.V.                                54,165
         18,975   Koninklijke Luchtvaart Maatschappij N.V.          516,885
         3,000    N.V. Holdingmaatschappij De Telegraaf              55,217
         1,100    PinkRoccade N.V.*                                  27,766

                                                                    832,157

                  New Zealand - 1.37%
         394,167  Carter Holt Harvey, Ltd.                          499,508


                  Norway - 0.56%
         6,300    Ekornes ASA                                        46,545
         7,800    Merkantildata ASA                                  66,072
         19,000   P4 Radio Hele Norge ASA                            91,364

                                                                    203,981

                  Peru - 0.24%
         3,000    Credicorp, Ltd.                                    31,875
         4,700    Telefonica del Peru S.A.A., ADR                    54,344

                                                                     86,219

                  Philippines - 0.62%
         596,000  Benpres Holdings Corp.*                           104,040
         16,600   Manila Electric Co., Class B                       45,536
         3,800    Philippine Long Distance Telephone Co.,
                    ADR                                              78,138

                                                                    227,714

                  Poland - 0.26%
         6,600    Bank Handlowy W. Warszawie, GDR,
                    144A (C)                                         93,390

                  Portugal - 4.33%
         33,132   Banco Pinto & Sotto Mayor, S.A.                   689,963
         4        Banco Totta & Acores, S.A., Registered                 91
         1,278    Brisa-Auto Estradas de Portugal, S.A.,
                    Registered                                       48,819
         18,060   Brisa-Auto Estradas de Portugal,
                    S.A., Private Placement                         711,348
         2,900    Companhia de Seguros Mundial Confianca,
                    S.A.*                                           130,848

                                                                  1,581,069

                  Singapore - 1.26%
         280,000  Neptune Orient Lines, Ltd.                        405,846
         41,000   Want Want Holdings, Ltd.                           54,940

                                                                    460,786

                  South Africa - 1.96%
         17,600   ABSA Group, Ltd.                                   71,775
         7,971    Barlow, Ltd.                                       38,866
         3,100    Impala Platinum Holdings, Ltd                     107,396
         9,834    JD Group, Ltd.                                     63,078
         3,800    Liberty Life Association of Africa, Ltd.           35,263
         12,300   Naspers, Ltd., Class N                             76,593
         12,200   Rembrandt Group, Ltd.                              91,264
         57,100   Sanlam, Ltd.*                                      65,536
         4,000    Sasol, Ltd.                                        27,350
         3,100    South African Breweries PLC                        27,432
         11,200   South African Breweries PLC*                       98,097
         4,457    Standard Bank Investment Corp. Ltd.*               15,236

                                                                    717,886

                  Spain - 2.19%
         1,400    Banco Pastor, S.A.                                 60,267
         19,316   Endesa, S.A.*                                     386,615
         24,278   Iberdrola, S.A.                                   353,907

                                                                    800,789

                  Sweden - 0.83%
         5,400    Celsius AB, Class B                                84,693
         3,100    Elanders AB, Class B                               55,593
         3,600    Getinge Industrier AB, Class B                     39,392
         6,200    Industrial & Financial Systems, IFS AB,
                    Class B*                                         72,742
         3,700    Nobel Biocare AB                                   51,283

                                                                    303,703

                  Switzerland - 1.05%
         65       Bank Sarasin & Cie, Registered, Class B           120,710
         340      Edipresse, S.A.                                   139,891
         980      Gretag Imaging Group, Registered*                 124,116

                                                                    384,717

                  Thailand - 0.05%
         43,000   Bangkok Expressway Public Co., Ltd.,
                    Foreign Registered*                              20,049

                  United Kingdom - 13.32%
         28,200   AMEC PLC.                                          99,170
         38,100   Ashtead Group PLC                                 108,628
         14,540   Britannic PLC                                     259,245
         78,200   Corporate Services Group PLC                      134,931
         1,947    Euromoney Institutional Investor PLC               52,392
         3,700    Games Workshop Group PLC                           28,273
         57,674   Greenalls Group PLC                               291,434
         20,600   Hogg Robinson PLC                                  94,278
         48,430   Hyder PLC                                         434,534
         24,100   Man (E D & F) Group PLC                           140,196
         12,500   Northgate PLC                                     106,609
         31,400   Old Mutual PLC*                                    66,370
         155,205  Rank Group PLC                                    483,316
         175,322  Rolls-Royce PLC*                                  623,030
         66,020   Royal & Sun Alliance Insurance Group PLC          449,694
         145,180  Safeway PLC                                       456,869
         5,700    Signet Group PLC, ADR                             144,637
         13,088   SSL International PLC                             139,261
         142,682  Tomkins PLC                                       480,076
         66,795   United Biscuits (Holdings) PLC                    234,895
         15,900   Victrex PLC                                        40,107

                                                                  4,867,945

                  Venezuela - 0.19%
         1,600    Compania Anonima Nacional Telefonos
                    de Venezuela, ADR                                41,300
         9,200    Mavesa, S.A., ADR                                  29,325

                                                                     70,625

                  Total Common Stocks                            33,743,968
                  (Cost $32,587,913)

PREFERRED STOCKS - 2.05%

                  Brazil - 0.28%
         1,800,000 Banco Itau, S.A.                                 103,279

                  Columbia - 0.11%
         5,900    Banco Ganadero, S.A., ADR                          38,567

                  Germany - 1.66%
         1,700    Fielmann AG                                        64,367
         13,235   ProSieben Media AG                                542,877

                                                                    607,244

                  Total Preferred Stocks                            749,090
                  (Cost $833,091)

WARRANTS AND RIGHTS - 0.00%#

                  Korea - 0.00%#
         370      Kookmin Bank                                        2,252

                  Singapore - 0.00%#
         41,000   Want Want Holdings, Ltd.                                0

                  Total Warrants and Rights                           2,252
                  (Cost $0)

CERTIFICATE OF DEPOSIT - 6.10%

$        2,227,081 State Street Eurodollar
                  4.500%, due 11/01/99                    $       2,227,081

                  Total Certificate of Deposit                    2,227,081
                  (Cost $2,227,081)

TOTAL INVESTMENTS - 100.50%                             $        36,722,391
(Cost $35,648,085**)

NET OTHER ASSETS AND LIABILITIES - (0.50)%                         (182,299)

TOTAL NET ASSETS - 100.00%                              $        36,540,092


     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $35,838,633.

     #    Amount represents less than 0.01%.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     ADR  American Depository Receipt

     GDR  Global Depository Receipt

OTHER INFORMATION (UNAUDITED):

Industry Concentration as a Percentage of Net Assets:            % of Net Assets
                  Finance                                             15.74%
                  Transportation                                      10.43%
                  Chemicals & Drugs                                    8.87%
                  Industrial                                           7.69%
                  Energy                                               7.46%
                  Communication                                        7.36%
                  Consumer Staples                                     6.26%
                  Technology                                           6.19%
                  Certificate of Deposit                               6.10%
                  Retail                                               4.42%
                  Business Services                                    3.20%
                  Metals & Mining                                      3.17%
                  Basic Materials                                      3.12%
                  Consumer Cyclical                                    3.02%
                  Building & Construction                              2.22%
                  Agriculture                                          1.73%
                  Health                                               1.42%
                  Media                                                1.36%
                  Consumer Services                                    0.74%
                  Net Other Assets and Liabilities                    -0.50%

                                                                     100.00%

                See accompanying Notes to Financial Statements.

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

                      Statements of Assets and Liabilities

                                                                        Cash Reserves                Bond
                                                                             Fund                    Fund

ASSETS:
         Investments (Note 2):
         Investments at cost                                              $ 7,917,967              $ 15,687,643
         Net unrealized appreciation (depreciation)                                --                   (27,307)
                                                                          -----------              ------------
                  Total investments at value                                7,917,967                15,660,336
         Cash                                                                  29,929                    32,258
         Foreign currency (Cost $2)(Note 2)                                        --                        --
Receivables:
         Investments sold                                                          --                   406,087
         Fund shares sold                                                      39,793                    30,125
         Dividends and interest                                                 1,371                   244,451
         Due from Adviser, net                                                 31,826                    16,000
Deferred organization and offering costs                                       26,567                    26,567
Prepaid insurance                                                                 381                       551
Other assets                                                                      237                     1,635
                                                                          -----------              ------------
                  Total Assets                                              8,048,071                16,418,010
                                                                          -----------              ------------
LIABILITIES:
Payable to custodian                                                               --                        --
Payables:
         Investments purchased                                                     --                   819,332
         Due to Adviser, net                                                       --                        --
         Fund shares repurchased                                                  768                    39,296
         Administration and transfer agent fees                                 7,730                     8,455
         Trustees' fees                                                           143                       286
         Distribution fees - Class B                                            2,055                     4,603
         Shareholder servicing fees                                                --                     3,203
Accrued expenses and other payables                                            55,424                    43,910
                                                                          -----------              ------------
                  Total Liabilities                                            66,120                   919,085
                                                                          -----------              ------------
NET ASSETS                                                                $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
NET ASSETS consist of:
         Paid-in capital                                                  $ 7,952,187              $ 15,863,363
         Accumulated undistributed net investment income                       29,722                    12,355
         Accumulated net realized gain (loss) on investments sold
           and foreign currency related transactions                               42                  (349,486)
         Net unrealized appreciation (depreciation) of investments
           (including depreciation of foreign currency related
            transactions of $2,133 in the International Stock Fund)                --                   (27,307)
                                                                          -----------              ------------
TOTAL NET ASSETS                                                          $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
Class A Shares:
         Net Assets                                                       $ 4,481,207              $  7,990,871
         Shares of beneficial interest outstanding                          4,481,245                   820,259
         NET ASSET VALUE and redemption price per share                   $      1.00              $       9.74
         Sales charge of offering price*                                         0.06                      0.44
                                                                          -----------              ------------
         Maximum offering price per share                                 $      1.06              $      10.18
                                                                          ===========              ============
Class B Shares:
         Net Assets                                                       $ 3,500,744              $  7,508,054
         Shares of beneficial interest outstanding                          3,500,744                   770,447
         NET ASSET VALUE and offering price per share**                   $      1.00              $       9.75
                                                                          ===========              ============

     * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.

     ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                See accompanying Notes to Financial Statements.


                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                $ 42,317,790        $ 18,005,696        $ 76,100,720        $ 31,557,621        $ 35,648,085
                   3,919,833          (1,049,828)          5,907,945           5,283,389           1,074,306
                ------------        ------------        ------------        ------------        ------------
                  46,237,623          16,955,868          82,008,665          36,841,010          36,722,391
                      62,339                  --             115,242              75,312              15,319
                          --                  --                  --                  --                   2

                   1,116,739               1,450                  --                  --             423,952
                     198,808              53,588             395,383             143,202              47,269
                     295,278             410,456              47,040              24,378             118,667
                          --              20,938                  --                  --                  --
                      26,567              26,567              26,567              26,567              26,567
                       2,391                 762               2,035               1,616               2,225
                          --               7,967              25,387              18,233               2,005
                ------------        ------------        ------------        ------------        ------------
                  47,939,745          17,477,596          82,620,319          37,130,318          37,358,397
                ------------        ------------        ------------        ------------        ------------

                          --               8,385                  --                  --                  --

                   1,243,468             101,624             944,537             218,270             702,365
                      41,410                  --              63,400              19,491              37,633
                      45,410              14,590              41,293               7,984                 180
                      10,914               9,458              13,915              10,341              10,578
                         841                 326               1,428                 652                 701
                      18,801               5,937              33,080              14,049               2,045
                       9,548               3,641              16,185               7,351               7,772
                       9,235              55,326               4,484              27,686              57,031
                ------------        ------------        ------------        ------------        ------------
                   1,379,627             199,287           1,118,322             305,824             818,305
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============

                $ 42,509,207        $ 18,684,149        $ 75,778,037        $ 32,086,676        $ 32,566,323
                       1,966              39,187                   1                  35             267,089

                     129,112            (395,199)           (183,986)           (545,606)          2,634,507

                   3,919,833          (1,049,828)          5,907,945           5,283,389           1,072,173
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============


                $ 15,297,134        $  7,879,164        $ 25,645,501        $ 13,261,505        $ 33,214,095
                   1,269,936             887,219           1,941,134             967,933           2,900,940
                $      12.05        $       8.88        $      13.21        $      13.70        $      11.45
                        0.67                0.40                0.74                0.77                0.64
                ------------        ------------        ------------        ------------        ------------
                $      12.72        $       9.28        $      13.95        $      14.47        $      12.09
                ============        ============        ============        ============        ============


                $ 31,262,984        $  9,399,145        $ 55,856,496        $ 23,562,989        $  3,325,997
                   2,593,958           1,055,517           4,236,737           1,739,637             292,287
                $      12.05        $       8.90        $      13.18        $      13.54        $      11.38
                ============        ============        ============        ============        ============


                                                                         Cash Reserves               Bond
                                                                             Fund                    Fund

INVESTMENT INCOME:
         Dividends                                                        $        --              $         --
         Interest                                                             310,554                   721,978
                  Less: Foreign taxes withheld                                     --                        --
                                                                          -----------              ------------
                  Total investment income                                     310,554                   721,978
                                                                          -----------              ------------

EXPENSES:
         Management fees (Note 3)                                              24,668                    58,724
         Administration and transfer agent fees (Note 3)                       89,911                    94,948
         Registration expenses                                                 10,945                    13,205
         Custodian fees                                                        12,224                     9,594
         Professional fees                                                      9,630                    10,661
         Reports to shareholder expense                                           982                     2,200
         Trustees' fees (Note 3)                                                  753                     1,481
         Distribution fees -  Class B (Note 3)                                 13,919                    38,119
         Shareholder servicing fees - Class A (Note 3)                             --                    16,655
         Shareholder servicing fees - Class B (Note 3)                             --                    12,706
         Amortization of organization and offering costs (Note 2)              12,493                    12,493
         Other expenses                                                           325                     4,442
                                                                          -----------              ------------
                  Total expenses before reimbursement                         175,850                   275,228
                  Less reimbursement (Note 3)                                (128,007)                 (131,403)
                                                                          -----------              ------------
                  Total expenses net of reimbursement                          47,843                   143,825
                                                                          -----------              ------------
Net Investment Income (Loss)                                                  262,711                   578,153
                                                                          -----------              ------------
Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
         Net realized gain (loss) on investments (including a net
           realized loss on foreign currency transactions of $15,076 in
           the International Stock Fund)                                           42                  (341,357)
         Net change in unrealized appreciation (depreciation) on
           investments (including a net unrealized depreciation on
           foreign currency related transactions of $33,634 in the
           International Stock Fund)                                               --                   (89,553)
                                                                          -----------              ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    42                  (430,910)
                                                                          -----------              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $   262,753              $    147,243
                                                                          ===========              ============
                See accompanying Notes to Financial Statements.


                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                 $   239,701         $     2,248         $   678,893         $   202,879         $   993,102
                   1,017,001           1,389,325             117,043              54,341              66,910
                          --                  --                  --                  --             (92,387)
                ------------        ------------        ------------        ------------        ------------
                   1,256,702           1,391,573             795,936             257,220             967,625
                ------------        ------------        ------------        ------------        ------------


                     235,956              78,156             273,436             189,945             350,091
                     117,206              97,634             128,260             106,012             114,161
                      22,124              12,550              35,687              20,851              16,072
                      17,031              14,402              13,126              13,762              97,394
                      17,426              11,291              17,668              13,648              16,112
                       8,037               2,496               9,676               4,380               5,572
                       4,086               1,647               5,558               3,109               3,830
                     135,123              51,591             242,696             112,363              17,191
                      45,712              18,328              43,391              25,861              77,626
                      45,041              17,196              80,898              37,454               5,730
                      12,493              12,493              12,493              12,493              12,493
                       7,209              13,764               1,660               5,761              28,495
                ------------        ------------        ------------        ------------        ------------
                     667,444             331,548             864,549             545,639             744,767
                    (133,221)           (138,215)           (124,700)           (129,364)           (193,962)
                ------------        ------------        ------------        ------------        ------------
                     534,223             193,333             739,849             416,275             550,805
                ------------        ------------        ------------        ------------        ------------
                     722,479           1,198,240              56,087            (159,055)            416,820
                ------------        ------------        ------------        ------------        ------------



                     129,310            (327,673)           (118,122)           (390,468)          2,602,484


                   3,512,277              38,689           5,867,753           4,901,372           1,996,743
                ------------        ------------        ------------        ------------        ------------
                   3,641,587            (288,984)          5,749,631           4,510,904           4,599,227
                ------------        ------------        ------------        ------------        ------------

                 $ 4,364,066          $  909,256         $ 5,805,718         $ 4,351,849         $ 5,016,047
                ============        ============        ============        ============        ============

                See accompanying Notes to Financial Statements.

     Statements of Changes in Net Assets For the Year Ended October 31, 1999

                                                                        Cash Reserves                 Bond
                                                                            Fund                      Fund

NET ASSETS at beginning period                                            $ 5,233,081              $  7,022,297
                                                                          -----------              ------------
Increase in net assets from operations:
         Net investment income (loss)                                         262,711                   578,153
         Net realized gain (loss)                                                  42                  (341,357)
         Net change in unrealized appreciation (depreciation)                      --                   (89,553)
                                                                          -----------              ------------
         Net increase in net assets from operations                           262,753                   147,243
                                                                          -----------              ------------

Distributions to shareholders from:
         Net investment income
                  Class A                                                    (193,602)                 (345,079)
                  Class B                                                     (69,068)                 (233,074)
         Net realized gains
                  Class A                                                          --                   (28,262)
                  Class B                                                          --                    (9,835)
                                                                          -----------              ------------
                  Total distributions                                        (262,670)                 (616,250)
                                                                          -----------              ------------

Capital Stock Transactions:
         Class A Shares
                  Shares sold                                               1,463,270                 3,599,208
                  Issued to shareholders in reinvestment of distributions     192,249                   372,980
                  Shares redeemed                                          (1,513,071)                 (514,328)
                                                                          -----------              ------------
                  Net increase (decrease) from capital stock transactions     142,448                 3,457,860
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               4,494,991                 6,343,163
                  Issued to shareholders in reinvestment of distributions      68,769                   228,798
                  Shares redeemed                                          (1,957,421)               (1,084,186)
                                                                          -----------              ------------
                  Net increase from capital stock transactions              2,606,339                 5,487,775
                                                                          -----------              ------------
Total increase in net assets                                                2,748,870                 8,476,628
                                                                          -----------              ------------
NET ASSETS at end of period (including line A)                            $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
(A) Undistributed net investment income                                   $    29,722              $     12,355
                                                                          ===========              ============
OTHER INFORMATION:
Capital Share Transactions:
         Class A Shares
                  Shares sold                                               1,467,709                   361,356
                  Issued to shareholders in reinvestment of distributions     193,165                    37,674
                  Shares redeemed                                          (1,517,727)                  (51,766)
                                                                          -----------              ------------
                  Net increase (decrease) in shares outstanding               143,147                   347,264
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               4,542,489                   637,845
                  Issued to shareholders in reinvestment of distributions      68,511                    23,198
                  Shares redeemed                                          (2,004,599)                 (109,947)
                                                                          -----------              ------------
                  Net increase in shares outstanding                        2,606,401                   551,096
                                                                          -----------              ------------

                See accompanying Notes to Financial Statements.

                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                $ 23,109,847        $  9,677,254        $ 25,577,029        $ 20,435,388        $ 29,005,768
                ------------        ------------        ------------        ------------        ------------

                     722,479           1,198,240              56,087            (159,055)            416,820
                     129,310           (327,673)            (118,122)           (390,468)          2,602,484
                   3,512,277              38,689           5,867,753           4,901,372           1,996,743
                ------------        ------------        ------------        ------------        ------------
                   4,364,066             909,256           5,805,718           4,351,849           5,016,047
                ------------        ------------        ------------        ------------        ------------



                    (431,006)           (639,267)           (104,915)                 --            (402,357)
                    (291,473)           (558,973)                 --                  --             (10,711)

                     (11,733)            (18,678)            (10,773)            (10,034)         (1,172,577)
                     (20,814)             (6,615)            (29,659)                 --             (66,391)
                ------------        ------------        ------------        ------------        ------------
                    (755,026)         (1,223,533)           (145,347)            (10,034)         (1,652,036)
                ------------        ------------        ------------        ------------        ------------



                  22,621,347           2,118,956          17,647,334           8,326,212           1,024,723
                     439,832             645,554             114,550              10,009           1,575,095
                 (25,576,825)           (871,164)         (5,460,361)        (10,439,625)           (192,494)
                ------------        ------------        ------------        ------------        ------------
                  (2,515,646)          1,893,346          12,301,523          (2,103,404)          2,407,324
                ------------        ------------        ------------        ------------        ------------

                  23,989,683           7,053,287          40,923,793          15,597,190           1,965,892
                     304,240             462,448              29,580                  --              76,883
                  (1,937,046)         (1,493,749)         (2,990,299)         (1,446,495)           (279,786)
                ------------        ------------        ------------        ------------        ------------
                  22,356,877           6,021,986          37,963,074          14,150,695           1,762,989
                ------------        ------------        ------------        ------------        ------------
                  23,450,271           7,601,055          55,924,968          16,389,106           7,534,324
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============
                $      1,966        $     39,187        $          1        $         35        $    267,089
                ============        ============        ============        ============        ============



                   2,004,630             227,759           1,367,430             645,448              93,829
                      38,008              69,992               9,102                 815             151,888
                  (2,240,465)            (93,192)           (461,584)           (893,051)            (18,840)
                ------------        ------------        ------------        ------------        ------------
                    (197,827)            204,559             914,948            (246,788)            226,877
                ------------        ------------        ------------        ------------        ------------

                   2,031,097             753,638           3,142,758           1,219,845             180,336
                      25,453              50,649               2,458                  --               7,421
                    (159,197)           (159,042)           (233,327)           (120,110)            (26,738)
                ------------        ------------        ------------        ------------        ------------
                   1,897,353             645,245           2,911,889           1,099,735             161,019
                ------------        ------------        ------------        ------------        ------------


                See accompanying Notes to Financial Statements.

   Statements of Changes in Net Assets For the Period Ended October 31, 1998

                                                                        Cash Reserves                 Bond
                                                                           Fund (1)                  Fund (1)

NET ASSETS at beginning period(1)                                         $    50,000              $     50,000
                                                                          -----------              ------------
Increase in net assets from operations:
         Net investment income (loss)                                         167,773                   194,052
         Net realized gain (loss)                                                 420                    10,498
         Net change in unrealized appreciation (depreciation)                      --                    62,246
                                                                          -----------              ------------
         Net increase (decrease) in net assets from operations                168,193                   266,796
                                                                          -----------              ------------

Distributions to shareholders from:
         Net investment income
                  Class A                                                    (157,807)                 (163,646)
                  Class B                                                      (9,966)                  (30,406)
         Distribution in excess of net investment income
                  Class A                                                          --                        --
                  Class B                                                          --                        --
                                                                          -----------              ------------
                  Total distributions                                        (167,773)                 (194,052)
                                                                          -----------              ------------

Capital Stock Transactions:
         Class A Shares
                  Shares sold                                               5,496,824                 4,702,204
                  Issued to shareholders in reinvestment of distributions     157,329                   163,461
                  Shares redeemed                                          (1,364,778)                 (174,114)
                                                                          -----------              ------------
                  Net increase from capital stock transactions              4,289,375                 4,691,551
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               1,315,996                 2,223,002
                  Issued to shareholders in reinvestment of distributions       9,489                    28,634
                  Shares redeemed                                            (432,199)                  (43,634)
                                                                          -----------              ------------
                  Net increase from capital stock transactions                893,286                 2,208,002
                                                                          -----------              ------------
Total increase in net assets                                                5,183,081                 6,972,297
                                                                          -----------              ------------
NET ASSETS at end of period (including line A)                            $ 5,233,081              $  7,022,297
                                                                          ===========              ============
(A) Undistributed net investment income                                   $    23,338              $     23,446
                                                                          ===========              ============
OTHER INFORMATION:
Capital Share Transactions:
         Class A Shares
                  Shares sold                                               5,496,384                   469,093
                  Issued to shareholders in reinvestment of distributions     157,376                    16,269
                  Shares redeemed                                          (1,364,662)                  (17,267)
                                                                          -----------              ------------
                  Net increase in shares outstanding                        4,289,098                   468,095
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               1,314,093                   220,718
                  Issued to shareholders in reinvestment of distributions       9,643                     2,834
                  Shares redeemed                                            (430,393)                   (4,301)
                                                                          -----------              ------------
                  Net increase in shares outstanding                          893,343                   219,251
                                                                          -----------              ------------


(1) Fund commenced investment operations on December 29, 1997.
(2) Represents less than 1/2 of a share.


                See accompanying Notes to Financial Statements.

                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund(1)          Fund(1)            Fund(1)             Fund(1)                   Fund(1)

                $     50,000         $    50,000        $     50,000        $     50,000        $     50,000
                ------------        ------------        ------------        ------------        ------------

                     151,971             457,306              51,697             (10,945)            218,074
                       2,595             (67,321)             (1,828)             (2,007)          1,306,953
                     407,556          (1,088,517)             40,191             382,017            (924,570)
                ------------        ------------        ------------        ------------        ------------
                     562,122            (698,532)             90,060             369,065             600,457
                ------------        ------------        ------------        ------------        ------------



                    (114,070)           (352,444)            (48,609)                 --             (19,999)
                     (37,901)           (104,862)             (3,088)                 --                  (1)

                        (590)                 --              (3,054)             (2,999)                 --
                        (306)                 --              (2,653)                 (1)                 --
                ------------        ------------        ------------        ------------        ------------
                    (152,867)           (457,306)            (57,404)             (3,000)            (20,000)
                ------------        ------------        ------------        ------------        ------------



                  15,586,877           6,528,079          11,287,655          13,061,416          26,957,663
                     114,515             350,011              51,706               2,999              19,999
                    (458,280)           (149,760)           (439,612)           (198,712)            (66,752)
                ------------        ------------        ------------        ------------        ------------
                  15,243,112           6,728,330          10,899,749          12,865,703          26,910,910
                ------------        ------------        ------------        ------------        ------------

                   7,559,659           4,060,617          15,004,465           7,326,656           1,487,111
                      37,560              92,006               5,698                   1                   1
                    (189,739)            (97,861)           (415,539)           (173,037)            (22,711)
                ------------        ------------        ------------        ------------        ------------
                   7,407,480           4,054,762          14,594,624           7,153,620           1,464,401
                ------------        ------------        ------------        ------------        ------------
                  23,059,847           9,627,254          25,527,029          20,385,388          28,955,768
                ------------        ------------        ------------        ------------        ------------
                $ 23,109,847         $ 9,677,254        $ 25,577,029        $ 20,435,388        $ 29,005,768
                ============        ============        ============        ============        ============
                $     22,711         $    23,986        $     19,303        $     10,070        $    321,481
                ============        ============        ============        ============        ============



                   1,494,109             657,540           1,057,206           1,227,548           2,672,922
                      10,884              36,216               4,825                 293               1,949
                     (42,130)            (15,996)            (40,745)            (18,020)             (5,708)
                ------------        ------------        ------------        ------------        ------------
                   1,462,863             677,760           1,021,286           1,209,821           2,669,163
                ------------        ------------        ------------        ------------        ------------

                     710,854             410,828           1,363,973             656,474             133,396
                       3,588               9,755                 557                  --(2)               --(2)
                     (17,937)            (10,411)            (39,782)            (16,672)             (2,228)
                ------------        ------------        ------------        ------------        ------------
                     696,505             410,172           1,324,728             639,802             131,168
                ------------        ------------        ------------        ------------        ------------


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                          Cash Reserves Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        1.00     $       1.00     $       1.00     $       1.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                           --               --               --               --
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        1.00     $       1.00     $       1.00     $       1.00
                                                               =============     ============     ============     ============


Total Return+                                                           4.60%            3.81%            4.21%(2)         3.50%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       4,481     $      3,501     $      4,339     $        894
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.63%            3.38%            4.76%(1)         5.51% (1)
      After reimbursement of expenses by Adviser                        0.55%            1.30%            0.55%(1)         1.30% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       2.33%            1.84%            0.67%(1)        (0.08)%(1)
      After reimbursement of expenses by Adviser                        4.41%            3.92%            4.88%(1)         4.13% (1)

(1)  Annualized

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Cash Reserves Fund Class A and Cash Reserves Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                               Bond Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------

Net Asset Value, Beginning of Period                           $       10.14     $      10.14     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.51             0.44             0.45             0.39
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain(loss)on investments        (0.35)           (0.35)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.16             0.09             0.59             0.53
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.51)           (0.44)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.05)           (0.04)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.56)           (0.48)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                             (0.40)           (0.39)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        9.74     $       9.75     $      10.14     $      10.14
                                                               =============     ============     ============     ============



Total Return+                                                           1.60%            0.94%            6.08%(2)         5.36%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $        7,991    $      7,508     $      4,797     $      2,225
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.02%            2.77%            4.83%(1)         5.58%(1)
      After reimbursement of expenses by Adviser                        0.90%            1.65%            0.60%(1)         1.35%(1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       4.06%            3.46%            1.14%(1)         0.39%(1)
      After reimbursement of expenses by Adviser                        5.18%            4.58%            5.37%(1)         4.62%(1)
Portfolio Turnover        .                                              725%             725%              95%              95%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Bond Fund Class A and Bond Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                            Balanced Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.68     $      10.68     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.27             0.18             0.21             0.14
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.38             1.38             0.68             0.68
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.65             1.56             0.89             0.82
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.27)           (0.18)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.01)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.28)           (0.19)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.37             1.37             0.68             0.68
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       12.05     $      12.05     $      10.68     $      10.68
                                                               =============     ============     ============     ============


Total Return+                                                          15.58%           14.72%            8.92%(2)         8.24% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      15,297     $     31,263     $     15,670     $      7,440
Ratios of expenses to average net assets:
      Before reimbursement of expense  by Adviser                       1.47%            2.22%            3.40%(1)         4.15% (1)
      After reimbursement of expenses by Adviser                        1.10%            1.85%            1.10%(1)         1.85% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       1.99%            1.25%            0.23%(1)        (0.52)%(1)
      After reimbursement of expenses by Adviser                        2.36%            1.62%            2.53%(1)         1.78% (1)
Portfolio Turnover                                                       349%             349%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Balanced Fund Class A and Balanced Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                           High Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        8.85     $       8.85     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.80             0.74             0.61             0.55
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain (loss) on investments       0.06             0.06            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.86             0.80            (0.54)           (0.60)
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.80)           (0.74)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.03)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.83)           (0.75)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                              0.03             0.05            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        8.88     $       8.90     $       8.85     $       8.85
                                                               =============     ============     ============     ============


Total Return+                                                           9.69%            9.02%           (5.78)%(2)       (6.39)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       7,879     $      9,399     $      6,045     $      3,632
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.97%            2.72%            3.52% (1)        4.27% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       7.75%            7.16%            4.95% (1)        4.20% (1)
      After reimbursement of expenses by Adviser                        8.72%            8.13%            7.47% (1)        6.72% (1)
Portfolio Turnover                                                        48%              48%              56%              56%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) High Income Fund Class A and High Income Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                        Growth and Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.88     $      10.88     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                 0.09            (0.01)            0.07             0.01
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.33             2.33             0.89             0.89
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.42             2.32             0.96             0.90
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.09)              --            (0.07)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                               --            (0.02)              --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.09)           (0.02)           (0.08)           (0.02)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.33             2.30             0.88             0.88
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.21     $      13.18     $      10.88     $      10.88
                                                               =============     ============     ============     ============


Total Return+                                                          22.33%           21.32%            9.57% (2)        8.97% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      25,646     $     55,856     $     11,169     $     14,408
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.25%            2.00%            2.41% (1)        3.16% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.35%           (0.40)%          (0.60)%(1)       (1.35)%(1)
      After reimbursement of expenses by Adviser                        0.60%            (0.15)%           0.81%  (1)      0.06% (1)
Portfolio Turnover                                                        19%              19%               5%               5%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Growth and Income Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                     Capital Appreciation Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       11.04     $      10.98     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                (0.00)*          (0.12)            0.01            (0.02)
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.68             2.68             1.04             1.01
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.68             2.56             1.05             0.99
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                       --               --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.02)              --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.02)              --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.66             2.56             1.04             0.98
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.70     $      13.54     $      11.04     $      10.98
                                                               =============     ============     ============     ============


Total Return+                                                          24.29%           23.32%           10.51% (2)        9.91% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      13,262     $     23,563     $     13,410     $      7,025
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.71%            2.46%            3.28% (1)        4.03% (1)
      After reimbursement of expenses by Adviser                        1.20%            1.95%            1.20% (1)        1.95% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                      (0.68)%          (1.46)%          (1.97)%(1)       (2.72)%(1)
      After reimbursement of expenses by Adviser                       (0.05)%          (1.03)%           0.11% (1)       (0.64)%(1)
Portfolio Turnover                                                        68%              68%              10%              10%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997. * Amount represents less than $(0.01).


                See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                       International Stock Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.34     $      10.28     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.14             0.05             0.08             0.03
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.56             1.56             0.27             0.26
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.70             1.61             0.35             0.29
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.14)           (0.05)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.45)           (0.46)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.59)           (0.51)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.11             1.10             0.34             0.28
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       11.45     $      11.38     $      10.34     $      10.28
                                                               =============     ============     ============     ============


Total Return+                                                          17.00%           16.09%            3.60% (2)        2.90% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      33,214     $      3,326     $     27,656     $      1,350
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.18%            2.93%            2.76% (1)        3.51% (1)
      After reimbursement of expenses by Adviser                        1.60%            2.35%            1.60% (1)        2.35% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.72%            0.05%           (0.01)%(1)       (0.76)%(1)
      After reimbursement of expenses by Adviser                        1.30%            0.63%            1.15% (1)        0.40% (1)
Portfolio Turnover                                                        57%              57%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) International Stock Fund Class A and International Stock Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

                          Notes to Financial Statements

1. Organization

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by the Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets or settled shares, as appropriate.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid in Capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund.

The Investment Adviser, has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund. The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

      Fund                       Class A            Class B

Cash Reserves Fund               0.55%              1.30%
Bond Fund                        0.90%              1.65%
Balanced Fund                    1.10%              1.85%
High Income Fund                 1.00%              1.75%
Growth and Income Fund           1.00%              1.75%
Capital Appreciation Fund        1.20%              1.95%
International Stock Fund         1.60%              2.35%

For the year ended October 31, 1999, the Investment Adviser reimbursed expenses of $128,007 for the Cash Reserves Fund, $131,403 for the Bond Fund, $133,221 for the Balanced Fund, $138,215 for the High Income Fund, $124,700 for the Growth and Income Fund, $129,364 for the Capital Appreciation Fund, and $193,962 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the Fund is able to make the repayment within its expense cap. Since December 29, 1997 through October 31,1999, the Investment Adviser reimbursed expenses of $274,295 for the Cash Reserves Fund, $288,176 for the Bond Fund, $287,184 for the Balanced Fund, $296,526 for the High Income Fund, $281,186 for the Growth and Income Fund, $280,691 for the Capital Appreciation Fund, and $417,687 for the International Stock Fund.

The Trust and First Data Investor Services Group, Inc., which is a wholly-owned subsidiary of First Data Corporation, now known as PFPC Global Fund Services ("PFPC"), are parties to an agreement under which PFPC provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at October 31, 1999, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, PFPC also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC compensates the Trust's custodian bank, State Street Bank and Trust, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 1999, sales charges received by CUNA Brokerage were as follows:

      Cash Reserves              $  187,750
      Bond                          357,271
      Balanced                    1,375,103
      High Income                   352,685
      Growth and Income           2,346,872
      Capital Appreciation          939,589
      International Stock           119,846

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. Dividends from Net Investment Income and Distributions of Capital Gains

With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily. The Balanced Fund declares dividends from net investment income monthly. The Growth and Income Fund declares dividends from net investment income quarterly. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually. Each fund distributes net realized gains from investment transactions, if any, to shareholders annually.

5. Securities Transactions

For the year ended October 31, 1999, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                               U.S. GOVERNMENT             OTHER INVESTMENT
                                 SECURITIES                   SECURITIES

    Fund                  Purchases       Sales         Purchases      Sales
Bond                   $ 57,092,486   $ 52,174,182    $ 32,302,833 $ 28,384,111
Balanced                 74,502,120     69,110,789      62,308,404   49,604,889
High Income                      --             --      13,498,216    6,366,046
Growth and Income                --             --      57,896,368    9,050,087
Capital Appreciation             --             --      28,056,052   16,583,066
International Stock              --             --      21,113,848   17,551,889

At October 31, 1999, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

    Fund                              Appreciation   (Depreciation)         Net
Bond                                   $    63,532    $    (90,839) $   (27,307)
Balanced                                 4,892,041      (1,187,578)   3,704,463
High Income                                108,803      (1,159,516)  (1,050,713)
Growth and Income                       10,864,467      (5,269,434)   5,595,033
Capital Appreciation                     6,238,980      (1,541,963)   4,697,017
International Stock                      3,769,381      (2,885,623)     883,758

For federal income tax purposes, the Bond Fund and the High Income Fund have capital loss carryovers as of October 31, 1999, which are available to offset future capital gains, if any:

                                   Losses Deferred   Losses Deferred
Fund                               Expiring in 2006  Expiring in 2007
Bond Fund                                       --  $      349,486
High Income Fund                   $        66,186         328,128

6. Foreign Securities

Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7.  Financial  Instruments

Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risks other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

8. Concentration of Risk

The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. Capital shares and affiliated Ownership

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 1999, investments in the Funds by affiliates were as follows:

                               CUNA MUTUAL      CUNA MUTUAL       CUMIS
                             LIFE INSURANCE     INSURANCE       INSURANCE
FUND                 CLASS      COMPANY          SOCIETY       SOCIETY, INC.
CASH RESERVES          A       $1,635,342      $1,634,252      $        --
BOND                   A        1,617,059       1,615,982               --
HIGH INCOME            A        5,169,216              --               --
INTERNATIONAL STOCK    A        3,632,779       6,053,420       21,626,406

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERSCash Reserves Fund, MEMBERSBond Fund, MEMBERSBalanced Fund, MEMBERSHigh Income Fund, MEMBERSGrowth and Income Fund, MEMBERSCapital Appreciation Fund and MEMBERSInternational Stock Fund (constituting MEMBERSMutual Funds, hereafter referred to as the "Funds") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds as of October 31, 1998 and for the period then ended were audited by other independent accountants whose report dated December 11, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 10, 1999

                        Report of Independent Accountants

The Board of Trustees and Shareholders
MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund (funds within MEMBERS Mutual Funds) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 29, 1997 (commencement of operations) to October 31, 1998. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and
Income Fund, Capital Appreciation Fund and International Stock Fund as of October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 11, 1998

                                  PART C
                                  OTHER INFORMATION

Item 23. Exhibits

(a)(1)   Declaration   of  Trust   incorporated   herein  by  reference  to
         Registration  Statement on Form N-1A (333-29511) filed on
         June 19, 1997 as exhibit 1.

(a)(2)   Resolution amending Declaration of Trust dated February 17, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000.

(d)(3) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000.

(d)(5) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(6) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511)filed on September 17, 1997 as exhibit 5(d).

(e)      Distribution   Agreement  with  CUNA  Brokerage   Services,   Inc.
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(i)      Opinion and Consent of Sutherland, Asbill & Brennan LLP.

(j)(1)   Consent of PricewaterhouseCoopers LLP
(j)(2)   Consent of KPMG LLP

(k)      N/A

(l)(1)   Subscription   Agreement  with  CUNA  Mutual   Insurance   Society
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on
         February 10, 1999.

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511)filed on September 17, 1997 as exhibit 15(a).

(m)(2)   Supplement No. 1 to Service Plan for Class A Shares dated
         February 1, 2000.

(m)(3) Distribution Plan for Class B Shares incorporate herein by reference t Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(4)   Supplement No. 1 to Service Plan for Class B Shares dated
         February 1, 2000.

(m)(5) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on
         December 11, 1998.

(m)(6)   Supplement No. 1 to Service Plan for Class D Shares dated
         February 1, 2000.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511)filed on December 11, 1998.

(p)(1)   MEMBERS Mutual Funds Code of Ethics dated October 28, 1997.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 1997.

(p)(3)   Lazard Asset Management Code of Ethics.

(p)(4) Investment Advisers, Inc. Code of Ethics dated May 10, 1995, as amended.

(p)(5)   CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997.

(p)(6)   Statement regarding CIMCO Inc. Code of Ethics.

Other Exhibits

Powers of Attorney

Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own CIMCO Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                                  CUNA Mutual Insurance Society
                               ORGANIZATIONAL CHART AS OF FEBRUARY 10, 2000

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

         1.       CUNA Mutual Investment Corporation
                  Business: Holding Company
                  September 15, 1972*
                  State of domicile: Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1) Credit Union Mutual Insurance Society New Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    State of domicile: Wisconsin

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978*
                                    State of domicile: Wisconsin

                           (1)      CU Mortgage Corporation Inc.
                                    Business:  Mortgage Servicing
                                    May 28, 1987*
                                    State of domicile:  California

                  g.                Investors Equity Insurance Company, Inc.
                                    Business: Private Mortgage Insurance
                                    April 14, 1994*
                                    State of Domicile: California

                  h.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  i.                Stewart Associates Incorporated
                                    Business:  Credit Insurance
                                    March 6, 1998
                                    State of domicile:  Wisconsin

CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

(1)      CM Field Services, Inc.
         Business: Serves Agency Field Staff
         January 26,1994*
         State of domicile: Wisconsin

(2)      CUNA Mutual Insurance Agency of Alabama, Inc.
         Business: Property & Casualty Agency
         May 27, 1993*
         State of domicile: Alabama

(3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
         Business: Brokerage of Corporate & Personal Lines
         June 10, 1993*
         State of domicile: New Mexico

(4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
         Business: Property & Casualty Agency
         June 10, 1993*
         State of domicile: Hawaii

(5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
         Business: Property & Casualty Agency
         June 24, 1993 *
         State of domicile: Mississippi

(6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
         Business: Brokerage of Corporate & Personal Lines
         October 5, 1994*
         State of domicile: Kentucky

(7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
         Business: Brokerage of Corporate & Personal Lines
         January 27, 1995*
         State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Group, Limited
         Business:  Brokerage
         May 27, 1998
         Country of domicile:  United Kingdom

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society (as of 12-31 -96)

4.       CIMCO Inc. (CIMCO)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Michael Corcoran (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee. 99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations,CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       SECURITY Management Company, Ltd. (Hungary)
         90% ownership by CUNA Mutual Insurance Society
         10% ownership by: Federation of Savings Cooperatives
         Savings Cooperative of Szoreg
         Savings Cooperative of Szekkutas
         (collectively called Hungarian Associates)
         September 5, 1992

7.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

8.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         (NOTE: Awaiting authority to write business)
         May 10, 1990

9.       CU Interchange Group, Inc.
         Owned by CUNA Mutual Investment Corporation, CUNA Service Group and various state league organizations December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

10.      CUNA Service Group, Inc.
         April 22, 1974 - CUNA Mutual Insurance Society purchased 200.71 shares

11.      CUNA Mutual business Services, Inc.
         Owned by CUNA Mutual Investment Corporation, Credit Union National Association, Inc. and 18 state league organizations March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

Partnerships

1.       LeaSo Partners, a California partnership
         CUNA Mutual Insurance Society - 50% Partner
         California Credit Union League - 50% Partner
         December 29, 1981

2.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                                  CUNA Mutual Life Insurance Company
                               ORGANIZATIONAL CHART AS OF FEBRUARY 10, 2000

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       Red Fox Motor Hotel Corporation
         An Iowa Business Act Corporation.
         100% ownership by CUNA Mutual Life Insurance Company

2.       CIMCO Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation

         CIMCO Inc. is the investment adviser of:

         Ultra Series Fund
         MEMBERS Mutual Funds

3.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

4.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

Item 25.  Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of persona liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is CIMCO Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS                                POSITION HELD

Michael S. Daubs                            CIMCO Inc.
5910 Mineral Point Rd.                      President
Madison, WI 53705                           1982-Present
                                            Director
                                            1995-Present

                                            CUNA Mutual Insurance Society
                                            Chief Officer - Investment
                                            1990-Present

                                            CUNA Mutual Life Insurance Company
                                            Chief Officer - Investment
                                            1989-Present

Lawrence R. Halverson                       CIMCO Inc.
5910 Mineral Point Rd.                      Senior Vice President
Madison, WI 53705                           1996-Present
                                            Vice President and Secretary
                                            1992-1996

                                            CUNA Brokerage Services, Inc.
                                            President
                                            1996-1998

Joyce A. Harris                             CIMCO Inc.
PO Box 7130                                 Director and Chair
Madison, WI  53707                          1992 - Present

                                            Telco Community Credit Union
                                            President, Chief Executive Officer
                                            1978- Present

James C. Hickman                            CIMCO Inc.
975 University Avenue                       Director
Madison, WI 53706                           1992 - Present

                                            University of Wisconsin
                                            Professor
                                            1972 - Present

Michael B. Kitchen                          CIMCO Inc.
5910 Mineral Point Rd.                      Director
Madison, WI 53705                           1995 - Present

                                            CUNA Mutual Insurance Society
                                            President & Chief Executive Officer
                                            1995- Present

                                            CUNA Mutual Life Insurance Company
                                            President & Chief Executive Officer
                                            1995 - Present

George A. Nelson                            CIMCO Inc.
PO Box 44965                                Director and Vice Chair
Madison, WI 53744                           1992 - Present

                                            Evening Telegram Co. - WISC-TV
                                            Vice President
                                            1982 - Present

Jeffrey B. Pantages                         CIMCO Inc.
5910 Mineral Point Road                     Senior Vice President
Madison, WI  53705                          1998-Present

                                            Aquila Energy
                                            Vice President
                                            1997-1998

                                            Security Benefit
                                            Senior Vice President
                                            1991-1997

Thomas J. Merfeld                           CIMCO Inc.
5910 Mineral Point Road                     Secretary - Treasurer
Madison, WI  53705                          1999 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

Name and Principal                          Position with                               Positions and Offices
Business Address                            Distributor                                 with Registrant

Wayne A. Benson                             Director                                    None
5910 Mineral Point Road                     President
Madison, WI  53705

Lawrence R. Halverson                       Director                                    Trustee and
5910 Mineral Point Road                                                                 President & Principal
Madison, WI 53705                                                                       Executive Officer

John W. Henry                               Director                                    None
5910 Mineral Point Road                     Vice President
Madison, WI 53705

Michael G. Joneson                          Secretary and Treasurer                     None
2000 Heritage Way
Waverly, IA 50677

Campbell D. McHugh                          Compliance Officer                          None
5910 Mineral Point Road
Madison, WI 53705

Dan E. Meylink Sr.                          Director                                    None
5910 Mineral Point Road
Madison, WI 53705

Faye A. Patzner                             Vice President                              None
5910 Mineral Point Road
Madison, WI 53705

Scott Vignovich                             Director                                    None
2000 Heritage Way                           Vice President
Waverly, IA  50677

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       CIMCO Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       PFPC Global Fund Services
                  211 South Gulph Road
                  King of Prussia, PA  19406

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of February 21, 1999.


                     MEMBERS Mutual Funds


                     By:      /s/ Lawrence R. Halverson
                              Lawrence R. Halverson
                              Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                                 DATE

/s/ Michael S. Daubs                                 February 21, 2000
Michael S. Daubs, Trustee and Chairman

/s/ Lawrence R. Halverson                            February 21, 2000
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

Gwendolyn M. Boeke*
Gwendolyn M. Boeke, Trustee

Alfred L. Disrud*
Alfred L. Disrud, Trustee

Keith S. Noah*
Keith S. Noah, Trustee

Thomas C. Watt*
Thomas C. Watt, Trustee

/s/ Kevin S. Thompson                                February 21, 2000
Kevin S. Thompson, Power of Attorney

*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(a)(2)   Resolution amending Declaration of Trust dated February 17, 2000.

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund.

(i)      Opinion and Consent of Sutherland, Asbill & Brennan LLP.

(j)(1)   Consent of PricewaterhouseCoopers LLP
(j)(2)   Consent of KPMG LLP

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000.

(m)(2)   Supplement No. 1 to Service Plan for Class A Shares dated February 1,
         2000.

(m)(4)   Supplement No. 1 to Service Plan for Class B Shares dated February 1,
         2000.

(m)(6)   Supplement No. 1 to Service Plan for Class D Shares dated February 1,
         2000.

(p)(1)   MEMBERS Mutual Funds Code of Ethics dated October 28, 1997.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 1997.

(p)(3)   Lazard Asset Management Code of Ethics.

(p)(4) Investment Advisers, Inc. Code of Ethics dated May 10, 1995, as amended.

(p)(5)   CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997.

(p)(6)   Statement regarding CIMCO Inc. Code of Ethics.

Other Exhibits

Powers of Attorney

                                  Exhibit (a)(2)

                               MEMBERS MUTUAL FUNDS
                           BOARD OF TRUSTEES RESOLUTION

                      ESTABLISHING THE EMERGING GROWTH FUND

                                  FEBRUARY 17, 2000

         Whereas, The MEMBERS Mutual Funds "Trust") is a series-type, open-end investment management company registered under the Investment Company Act of 1940, as amended, that currently consists of seven investment portfolios, each of which is a Series having its own investment objective;

         Whereas, Section 4.9.2 of the MEMBERS Mutual Funds Declaration of Trust provides that any additional Series of the Trust shall be established by adoption of a resolution by the Board of Trustees, it is hereby

         Resolved, That the Emerging Growth Fund is established as Series of the Trust; and

         Resolved, That the Emerging Growth Fund shall be divided into three initial classes designated as "A" Shares, "B" Shares, and "D" Shares. The "A", "B", and "D" Shares shall be subject to all of the resolutions, agreements, plans, and documents currently effective for the Trust.

         Resolved, That the Emerging Growth Fund shall have the attributes and investment objectives as described in the registration statement. (A draft of the "fund page" describing the Emerging Growth Fund is attached.)

                                  Exhibit (d)(2)

                        AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

                                  FEBRUARY 17, 2000

         Effective February 1, 2000, pursuant to adoption by the Board of Trustees on February 17, 2000, the following amendments are made to the MEMBERS Mutual Funds Management Agreement dated October 1, 1997.

1. Paragraph No. 1 of the Recitals section of the Management Agreement is amended to read as follows:

         "1.      The Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of eight investment portfolios (each, a "Fund") designated as Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund, and International Stock Fund, each such Fund having its own investment objective;"

         2. Article III entitled Compensation of Manager is amended to add the following annual rate to the current list of rates:

         "Emerging Growth  0.75%"



                                  MEMBERS Mutual Funds

                                  By:      /s/ Lawrence R. Halverson
                                  Name:  Lawrence R. Halverson
                                  Title:    President
ATTEST:

/s/ Kevin S. Thompson, Esq.

                                  CIMCO Inc.

                                  By:      /s/ Michael S. Daubs
                                  Name:  Michael S. Daubs
                                  Title:    President
ATTEST:

/s/ Kevin S. Thompson, Esq.

                                  Exhibit (d)(4)

                       INVESTMENT SUB-ADVISORY AGREEMENT

         THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), effective as of the 1st day of February, 2000, by and between CIMCO Inc., an Iowa corporation (the "Adviser"), and Massachusetts Financial Services Company, a Delaware corporation (the "Sub-Adviser").

         Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection wit Adviser's management of a portion of the assets (which could be up to 100%) of the Emerging Growth Fund (the "Portfolio") of MEMBERS Mutual Funds (the "Fund"). Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and CIMCO from time to time. Sub-Adviser will be given thirty (30) days' written notice of all changes effecting this Agreement or the Sub-Adviser's role hereunder. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by CIMCO.

2. Sub-Adviser hereby accepts employment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio's assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes.

5. The Sub-Adviser and Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Fund or for the Adviser, and does not have access to all of the Fund's or the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's prospectus and any policies adopted by the Fund's Board of Trustees applicable to the Portfolio, and in accordance with applicable law, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion the Portfolio's books and records, and upon information and written instructions received from the Fund or the Adviser, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the policies of the Fund's Board of Trustees and applicable law based upon such books and records and such information and instructions provided by the Fund or the Adviser. The Adviser shall promptly provide the Sub-Adviser with copies of the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's currently effective prospectus and any written policies or procedures adopted by the Fund's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

6. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's Board of Trustees and set forth in the Fund's current registration statement.

         In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Fund's Board of Trustees are those disclosed in the Fund's currently effective registration statement. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

         On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

7. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

8. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

9. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determine by the Fund's Board of Trustees and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

10. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month, a fee based on the average daily net assets of each Portfolio at the following annual rates:

                           First $200 million                 0.450%
                           Above $200 million                 0.400%

A minimum of $20 million will be obtained and used to seed the Portfolio.

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

         During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

11. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), all records relating to the Portfolio's investments that are generated in connection with the Sub-Adviser's provision of services hereunder and required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.

         Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser.

12. The Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Portfolio, the Adviser and the Sub-Adviser in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Adviser or the Sub-Adviser reasonably believes the regulatory or administrative body does not have the authority to request or is the privileged or confidential information of the Adviser or Sub-Adviser.

13. Sub-Adviser agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any non-public information obtained pursuant to this Agreement and disclose such information only if Adviser or the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

14. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

15.      Representations and Warranties.

         a.       Adviser represents and warrants that:

                  (1) Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser;

                  (2) The Adviser is a corporation duly organized and validly existing under the laws of the State of Iowa with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Advisers Articles of Incorporation or Bylaws; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser;

                  (4) This Agreement is a valid and binding Agreement of the Adviser;

                  (5) The Adviser has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and the Adviser further represents that it will, within a reasonable time after filing any amendment to its Form ADV with the SEC furnish a copy of such amendments to the Sub-Adviser. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

                  (6) The Adviser acknowledges that it received a copy of the Sub-Adviser's current Form ADV, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

         b.       Sub-Adviser represents and warrants that:

                  (1) Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser;

                  (2) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (3) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Sub-Advisers Articles of Incorporation or Bylaws; or
(c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

                  (4) This Agreement is a valid and binding Agreement of the Sub-Adviser;

                  (5) The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and the Sub-Adviser further represents that it will, within a reasonable time after filing any amendment to its Form ADV with the SEC furnish a copy of such amendments to the Adviser.
The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

                  (6) The Sub-Adviser acknowledges that it received a copy of the Adviser's current Form ADV, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

16. The Adviser will not use, and will not permit the Fund to use, the Sub-Adviser's name (or that of any affiliate) or any derivative thereof or logo associated therewith in Fund literature without prior review and approval by the Sub-Adviser.

17. This Agreement shall not become effective unless and until it is approved by the board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the board of Trustees of the Fund, or by the vote of a majority of the outstanding votes attributable to shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

18. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's Board of Trustees, or by vote of a majority of the outstanding votes attributable to shares of the class of stock representing an interest in the Portfolio on sixty (60) days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio.

19. This Agreement may be amended by either party only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

20. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes attributable to shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the votes attributable to the shares of such class.

21. This Agreement shall be construed in accordance with laws of the Delaware, and applicable provisions of the Advisers Act.

22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                  CIMCO Inc.


                                  By:      /s/ Michael S. Daubs
                                           Michael S. Daubs, President

ATTEST:

/s/ Kevin S. Thompson, Esq.

                                  Massachusetts Financial Services Company

                                  By:   /s/ Jeffery L. Shames
                                  Title: Chairman

ATTEST:

/s/ James F. DesMarais, Esq.

                                  Exhibit (g)(2)
Kevin S. Thompson
Associate Counsel
Office of General Counsel
Phone:   608.231.8588
Fax:     608.238.2472
E-mail:  kevin.thompson@cunamutual


January 18, 2000



Via Overnight Mail

Ms. Beverly Edwards
State Street Bank
801 Pennsylvania
Kansas City, MO  64105

Re:      MEMBERS Mutual Funds Custody Agreement

Dear Ms. Edwards:

As you know, MEMBERS Mutual Funds entered into a Custody Agreement with State Street Bank by agreement dated October 28, 1997. This letter is to notify you that MEMBERS Mutual Funds is adding a new portfolio called the "Emerging Growth Fund" to the MEMBERS Mutual Funds Series. MEMBERS Mutual Funds desires to have State Street Bank (Custodian) render services for the Emerging Growth Fund under the terms of the October 28, 1997 Custody Agreement. Please sign below to indicate your agreement to add the Emerging Growth Fund as a portfolio pursuant to section 18 of the October, 1997 Agreement. Thank you.

Very truly yours,


/s/ Kevin S. Thompson
Kevin S. Thompson
Associate Counsel

KST/gl
                                  State Street Bank and Trust

                                  By: /s/ Kenneth A. Bergeron
                                  Name: Kenneth A. Bergeron
                                  Title: Vice President
                                  Date: February 4, 2000

                                  Exhibit (I)

                                    [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]




                                    February 17, 2000

Board of Trustees
MEMBERS Mutual Funds
5910 Mineral Point Road
Madison, Wisconsin 53705

     Re:  MEMBERS Mutual Funds
          Form N-1A Registration Statement
          Post-Effective Amendment for Emerging Growth Fund
          (File No. 333-29511)

Trustees:

     We have acted as counsel to MEMBERS Mutual Funds (the "Trust"), a business trust organized under the laws of the State of Delaware, in connection with its registration of an indefinite number of shares of beneficial interest in the Emerging Growth Fund of the Trust (the "Shares") under the Securities Act of
1933, as amended (the "1933 Act"). In this connection, we have reviewed post-effective amendment number 5 to the registration statement to be filed by you with the Securities and Exchange Commission on Form N-1A (File No. 333-29511) (the "registration statement"). We also are familiar with the actions taken by you at the board of trustees meeting on February 17, 2000 in connection with the authorization, issuance and sale of the Shares.

     We have examined such Trust records, certificates and other documents and reviewed such questions of law as we have considered necessary or appropriate for purposes of this opinion. In our examination of such materials, we have assumed the genuineness of all signatures and the conformity to the original documents of all copies submitted to us. As to certain questions of fact material to our opinion, we have relied upon statements of officers of the Trust and upon representations of the Trust made in the registration statement.

     Based upon the foregoing, we are of the opinion that the Shares, when issued and sold in the manner described in the registration statement, will be legally issued, fully paid and non-assessable.

     We are attorneys licensed to practice only in the States of Florida, Georgia, Texas and the District of Columbia.

Board of Trustees
February 17, 2000
Page 2


     We hereby consent to the reference to the inclusion of this opinion as an exhibit to the registration statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act.

                                    Very truly yours,

                                    SUTHERLAND ASBILL & BRENNAN LLP



                                    By: /s/ David S. Goldstein
                                        David S. Goldstein

                                 Exhibit (j)(1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated December 10, 1999, relating to the financial statements and financial highlights of MEMBERS Cash Reserves Fund, MEMBERS Bond Fund, MEMBERS Balanced Fund, MEMBERS High Income Fund, MEMBERS Growth and Income Fund, MEMBERS Capital Appreciation Fund and MEMBERS International Stock Fund (constituting MEMBERS Mutual Funds), which appears in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in such Registration Statement.




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 18, 2000

                                  Exhibit (j(1)
                          Independent Auditors' Consent

The Board of Trustees
MEMBERS Mutual Funds:

We consent to the use of our report dated December 11, 1998 included herein.

                                        /s/ KPMG LLP
                                        KPMG LLP

Minneapolis, Minnesota
February 18, 2000

                                  Exhibit (l)(4)

                              MEMBERS MUTUAL FUNDS
                             SUBSCRIPTION AGREEMENT


         MEMBERS Mutual Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and CUMIS Insurance Society, Inc. ("CUMIS"), an insurance company organized under the laws of the State of Wisconsin, agree as follows:

         1.       Offer and Purchase.

         The Trust offers to CUMIS, and CUMIS agrees to purchase 10 Class A shares (the "Shares") of Emerging Growth Fund, a series of the Trust. CUMIS acknowledges receipt from the Trust of the Shares and the Trust acknowledges receipt from CUMIS of an aggregate of $100 in full payment for the Shares.

         2.       Representation by CUMIS.

         CUMIS represents and warrants to the Trust that the Shares are being acquired for investment purposes and not with a view to resale or further distribution.

         3.       Filing of Certificate of Trust.

         The Trust represents that a copy of its Certificate of Trust dated May 16, 1997, as amended from time to time, is on file with the Secretary of State of the State of Delaware. The Trust represents that a copy of its Declaration of Trust dated May 16, 1997, as amended from time to time, is maintained by the Trust

         4.       Limitation of Liability.

         The Trust and CUMIS agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust. No series of the Trust will be liable for any claims against any other series.

         5.       No Right of Assignment.

         CUMIS's right under this Agreement to purchase the Shares is not assignable.

         6.       Dates.

         This Agreement will become effective as of the date the Trust's next post-effective amendment filed with the Securities Exchange Commission ("SEC").

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the 17th day of February, 2000.


                                  MEMBERS MUTUAL FUNDS


                                  By:      /s/ Lawrence R. Halverson
                                  Name:    Lawrence R. Halverson
                                  Title:   President
ATTEST:

/s/ Kevin S. Thompson, Esq.


                                  CUMIS Insurance Society, Inc.


                                  By:      /s/ Michael B. Kitchen
                                  Name:    Michael B. Kitchen
                                  Title:   President & Chief Executive Officer
ATTEST:

/s/ Kevin S. Thompson, Esq.

                                  Exhibit (m)(2)

                                  MEMBERS MUTUAL FUNDS
                                   SUPPLEMENT NO. 1 TO
                                     SERVICE PLAN
                                    CLASS A SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Service Plan (the "Plan") states that the Plan shall also apply to the Class A Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its February 17, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Emerging Growth Fund as part of the Plan.

D.       The Service Plan is hereby supplemented to include the Emerging Growth
Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Service Plan as of February 1, 2000.


                                  MEMBERS MUTUAL FUNDS



                                  By:      /s/ Lawrence R. Halverson
                                           Lawrence R. Halverson
                                           President

                                 Exhibit (m)(4)

                                  MEMBERS MUTUAL FUNDS
                                   SUPPLEMENT NO. 1 TO
                                    DISTRIBUTION PLAN
                                      CLASS B SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Distribution Plan (the "Plan") states that the Plan shall also apply to the Class B Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its February 17, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Emerging Growth Fund as part of the Plan.

D. The Distribution Plan is hereby supplemented to include the Emerging Growth Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Distribution Plan as of February 1, 2000.


                                  MEMBERS MUTUAL FUNDS



                                  By:      /s/ Lawrence R. Halverson
                                           Lawrence R. Halverson
                                           President

                                  Exhibit (m)(6)

                                  MEMBERS MUTUAL FUNDS
                                   SUPPLEMENT NO. 1 TO
                                      SERVICE PLAN
                                     CLASS D SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Service Plan (the "Plan") states that the Plan shall also apply to the Class D Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its February 17, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Emerging Growth Fund as part of the Plan.

D.       The Service Plan is hereby supplemented to include the Emerging Growth
Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Service Plan as of February 1, 2000.


                                  MEMBERS MUTUAL FUNDS



                                  By:      /s/ Lawrence R. Halverson
                                           Lawrence R. Halverson
                                           President

                                  Exhibit (p)(1)

                                  MEMBERS Mutual Funds
                                    Code of Ethics
                                  Adopted October 28, 1997

Introductory Statement
On October 28, 1997, the Board of Trustees of the MEMBERS Mutual Funds (the "Fund") adopted a Code of Ethics (the "Code"). The goal of this Code is to safeguard the interests of the Fund shareholders, without incurring unnecessary administrative duplication of existing procedures. Therefore, this Code incorporates sections 4.l, 4.2, and 5.4 of the Policy Against Insider Trading (Policy) adopted October 14, 1994, as amended March 19, 1997, by the Board of the Investment Adviser to the Fund, CIMCO Inc. (CIMCO).

Statement of General Principles
All persons associated with the Fund shall place the interests of the shareholders of the Fund before their own personal interests. All personal securities transactions shall be conducted in such a manner as to avoid any actual or potential conflict of interest or any abuse of any person's position of trust and responsibility to the Fund. No person associate with the Fund shall take inappropriate advantage of the person's association with the Fund.

Quarterly reports of personal securities transactions shall be completed by each person subject to section 17(j)of the Investment Company Act, for example, a person who:
         "makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to any registered investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company."

Certification of Compliance
Each person who completes a quarterly report of personal securities transactions shall certify annually that:

         ~ The person has read and understood this Code and recognizes that the person is subject to it.

         ~ The person has complied with the requirements of this Code and has reported all personal securities transactions required to be reported.

Incorporation of a Sub-Adviser's Code of Ethics
The provisions of each investment sub-adviser's code of ethics (i.e., the code of ethics of Investment Advisers, Inc., Lazard Asset Management, and Massachusetts Financial Services Company (collectively, "sub-advisers")), which are attached respectively as Appendices A, B, and C, are incorporated herein by reference as the Fund's Code applicable to persons described below. Those provisions of an investment sub-adviser's code of ethics applicable to persons who, in connection with their regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by registered investment companies sponsored, managed, or advised by such investment sub-adviser are hereby incorporated herein by reference as additional provisions of the Fund's Code applicable to those persons subject to Section 17(j) of the Investment Company Act who are partners, directors, or employees of such sub-adviser and who have direct responsibility for investments of the Fund.

A violation of an investment sub-adviser's code of ethics by persons subject to
Section 17(j) of the Investment Company Act who are partners, directors, or employees of such investment sub-adviser shall constitute a violation of this Code.

In connection with "certification of compliance" above, provided that an investment sub-adviser reports any violations of the Code that it uncovers from its review of personal securities transaction reports made to it by those persons subject to Section 17(j) of the Investment Company Act who are partners, directors, or employees of such sub-adviser and who have direct responsibility for investments of the Fund, and certifies in writing at the end of each calendar quarter of the Fund to the compliance officer of the Fund that no violation of the Code occurred during that quarter other than those violations reported, then reporting of such security transactions by partners, directors, or employees of an investment sub-adviser in compliance with procedures established pursuant to the investment sub-adviser's code of ethics shall constitute the reporting required under the Fund's Code.

Prohibitions
No person who completes a quarterly report of personal securities transactions may:

         ~ Acquire any securities of an initial public offering for the person's own account until the seventh calendar day after the offering date and then only at the prevailing market price for bonafide long-term investment in accordance with the person's normal investment practice.

         ~ Acquire any securities through a private placement for the person's own account without the prior written approval of the majority of the noninterested trustees of the Fund.

         ~ Accept any gift or other thing of more than de minimus value from any person or entity that does business with or on behalf of the Fund.

         ~ Serve as a director of a publicly traded company without the prior written approval of the majority of the noninterested trustees of the Fund.

Restricted List
This Code incorporates the provisions of the CIMCO Policy reproduced below:

         "4.1 The Restricted List is the responsibility of the Vice President-Investments. The Restricted List shall include two categories of securities. The first category includes any equity security which CIMCO, on behalf of clients, intends to trade or is trading. The second category includes any security of any company moved from the Watch List to the Restricted List. CIMCO is prohibited from trading in any security in the second category. The list will be kept in a nonpublic place in the custody of a person designated by the Vice President-Investments. The Restricted List will show:

                  ~        the date and time the security was added to the list,

                  ~        the name of the person who added it,

                  ~        the date and time a security was deleted,

                  ~        the name of the person who deleted it,

                  ~ whether the security is in category one, that is, CIMCO is trading or intending to trade the security, or is in category two, that is, CIMCO is prohibited from trading the security.

         4.2 Do not make any trade or recommendation involving any security or any option on a security on the Restricted List for yourself, any member of your family, or any other person, except that you may trade securities in category one for clients of CIMCO. Personal trading is prohibited during the entire time a security is on the Restricted List and for seven calendar days after the security has been removed from the Restricted List. In addition, the quarterly audit will review personal trading within seven days before a security is added to the Restricted List. The Compliance Committee [as defined in the CIMCO Policy] shall determine whether any abuse has occurred. If an abuse has occurred, any profit resulting from the abuse shall be disgorged and any other appropriate action taken. To facilitate review of personal trades, any of which may prove to have been made within seven days before a security is added to the Restricted List, all personnel with authority to make trading decisions on behalf of CIMCO and clients of CIMCO shall document in writing all personal trades, at the time of the trade, indicating why the trade would not be appropriate for CIMCO and its clients. The written documentation shall be filed within 24 hours after making the trade in the Restricted List File."

Quarterly Audits
This Code incorporates the provisions of the CIMCO Policy reproduced below:

         "5.4 A person designated by the head of Internal Auditing shall conduct an audit within the month following the end of each quarter. Notwithstanding the provisions of section 3.2, the names of companies on the Watch List shall be made available to the auditor for purposes of the quarterly audit. The audit will review quarterly reports of personal securities transactions and compare personal trades to the Restricted List. Any personal trades involving securities restricted at the time of the trade or within the seven calendar days preceding the date a security was added to the Restricted List will be noted. The audit will also review whether securities of companies on the Watch List were traded during the quarter. The results of the audit will be presented to the members of the Compliance Committee."

Board Review
As soon as necessary, but in no event later than the board meeting following the second quarter of 2000, the Board shall review any difficulties encountered in administering this Code, any material violations of this Code, and any changes in applicable laws and regulations. At the time of such review, the Board shall consider the interests of shareholders and shall make any changes necessary to comply with statutory and regulatory changes.

Sanctions
Violation of this Code may subject any person who completes quarterly reports to disciplinary action. The Compliance Committee will report material violations to the Board of Trustees and to regulatory authorities.

                                  Exhibit (p)(2)

COMPLIANCE
        Policies and Procedures
       Portfolio


                                  MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                        STATEMENT OF POLICY ON

                                     PERSONAL SECURITIES TRANSACTIONS

                                           (Code of Ethics)

                                    As Adopted by the Executive Committee

                                        Effective September 1, 1997

As an investment advisory organization with substantial responsibilities to clients, Massachusetts Financial Services Company ("MFS") has an obligation to implement and maintain a meaningful policy governing the securities transactions of its Directors, officers and employees ("MFS representatives"). This policy is intended to minimize conflicts of interest, and even the appearance of conflicts of interest, between members of the MFS organization and its clients in the securities markets as well as to effect compliance with the Investment Company Act, the Investment Advisers Act and the Securities Exchange Act. This policy inevitably will restrict MFS representatives in their securities transactions, but this is the necessary consequence of undertaking to furnish investment advice to clients. In addition to complying with the specific rules, we all must be sensitive to the need to recognize any conflict, or the appearance of conflict, of interest whether or not covered by the rules. When such situations occur, the interests of our clients must supersede the interest of MFS representatives.

1. General Fiduciary Principles. All personal investment activities conducted by MFS representatives are subject to compliance with the following principles: (i) the duty at all times to place the interests of MFS' clients first; (ii) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (iii) the fundamental standard that MFS representatives should not take inappropriate advantage of their positions.

2. Applicability of Restrictions and Procedures. In recognition of the different circumstances surrounding each MFS representative's employment, various categories of MFS employees are subject to different restrictions under this Code of Ethics. For purposes of applying this Code of Ethics, MFS employees are divided into the general categories of Portfolio Managers, Investment Personnel, Access Persons and Non-Access Persons, as each such term is defined in Appendix A to this Code of Ethics, as amended from time to time by the Executive Committee.

As used in this Code of Ethics, the term "securities" includes not only publicly traded equity securities, but also privately issued equity securities, shares of closed-end funds, fixed income securities (including municipal bonds and many types of U.S. Government securities), futures, options, warrants, rights, swaps, commodities and other similar instruments. Moreover, the restrictions of this Code of Ethics apply to transactions by Access Persons involving securities and other instruments related to, but not necessarily the same as, securities held or to be acquired on behalf of an MFS client.

3. Restrictions on Personal Securities Transactions. No Access Person shall deal in any security which is subject to a pending "buy" or "sell" order for a client of MFS until such order is executed or withdrawn. In addition, no Investment Personnel shall deal in any security within at least seven calendar days after an MFS client trades in such security or such security has been considered for purchase or sale on behalf of an MFS client until the next business day following such trade or consideration (in the case of a proposed trade by an Investment Personnel in the same direction as the MFS client) or until the eighth calendar day thereafter (in the case of a proposed trade by an Investment Personnel in the opposite direction from the MFS client's trade). No Portfolio Manager shall deal in any security within at least seven calendar days before or after an MFS client whose account he or she manages trades in such security or such security has been considered for purchase or sale on behalf of such an MFS client. Any profits realized on trades within these proscribed periods must be disgorged to the affected MFS client or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. In addition no Access Person shall transmit any knowledge of such transaction or recommendation to any person other than in connection with the proper execution of such purchase or sale for an MFS client's account.

Securities transactions being executed for the personal account of a Portfolio Manager may, in certain instances, be subject to the written approval of a Preclearance Authority in addition to standard preclearance as described below. The Preclearance Authorities are: Jeffrey L. Shames, Arnold D. Scott, Leslie J. Nanberg and John W. Ballen.

         Gifts and Transfers. A gift or transfer shall be excluded from the preclearance requirements provided that the recipient represents in writing that he, she, they or it has no present intention of selling the donated security.

         Short Sales. No Access Person shall effect a short sale in any security held in a portfolio managed by MFS. Access Persons may engage in transactions in options and futures, subject to special preclearance rules applicable to certain of those transactions. See Section 5 below.

         Initial Public Offerings. The purchase by Access Persons of securities (other than securities of registered open-end investment companies) offered at fixed public offering price by underwriters or a selling group is prohibited. An exception will be allowed in the event an issue is available on the day following an underwriting, an underwriter or selling group member, where there is no premium in the open market quotation. Rights including rights purchased to acquire an additional full share) issued in respect of securities any Access owns may be exercised, subject to preclearance; the decision whether or not to grant preclearance take into account, among other factors, whether the investment opportunity should be reserved for an client and whether the investment opportunity is being or was offered to the individual by virtue of his or position with MFS.

         Private Placements. Any acquisition by Access Persons of securities issued in a private placement is to preclearance; the decision whether or not to grant preclearance shall take into account, among other, whether the investment opportunity should be reserved for an MFS client and whether the investment is being offered to the individual by virtue of his or her position with MFS. Investment Personnel who been precleared to acquire securities in a private placement are required to disclose that investment when play a part in any subsequent consideration of an investment in the issuer for an MFS client; in such, the decision to purchase securities of the issuer for the MFS client shall be subject to an review by Investment Personnel with no personal interest in the issuer.

         Note: Acquisitions of securities in private placements by the following types of issuers need not be precleared, but are subject to the reporting, disclosure and independent review requirements: family businesses; country, yacht clubs and other similar entities; and small issuers (i.e., those with fewer than $5,000,000 in outstanding).

         Prohibition on Short-Term Trading Profits. All Investment Personnel are prohibited from profiting in the and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any realized on such short-term trades must be disgorged to the affected MFS client (if any) or, in the event the amount to be disgorged is relatively minor or difficult to allocate, to charity. This restriction on-term trading profits shall not apply to transactions exempt from preclearance requirements. See Section below.

It is expected that all MFS representatives will follow these restrictions in good faith and conduct their personal trading in with the intended purpose of this Code of Ethics. Note: Any Non-Access Person who receives any information any particular investment recommendation or executed or proposed transaction for any MFS client is to comply with all preclearance and other requirements of this Code of Ethics applicable to Access. Any individual should feel free to take up with the Executive Committee any case in which he or she feels burdened by these policies; the Executive Committee may, in its sole discretion, grant appropriate exceptions the requirements of this Code of Ethics where warranted by applicable facts and circumstances.

4. Beneficial Ownership. The prohibitions of this policy apply to any account in which an Access Person has "direct or beneficial ownership", or over which he or she has any "direct or indirect influence or control." Under presently SEC interpretations such "beneficial ownership" includes accounts of a spouse, minor children and relatives in the Access Person's house, as well as any other contract, relationship, understanding or other arrangement which an opportunity for the Access Person to profit or share profits from a transaction in securities results.

NOTE: The exception for accounts with respect to which an Access Person lacks "direct or indirect influence control" is extremely narrow, and should only be relied upon in cases which have been pre-approved in by Stephen E. Cavan or

Robert T. Burns of the Legal Department. Certain "blind trust" approved by the Legal Department may be excluded from the preclearance (but not the reporting) requirements of this Code of Ethics.

5. Preclearance Requirements. In order to facilitate compliance with this Code of Ethics, preclearance requests must be and approved before any transaction may be made by an Access Person. A preclearance request in the form attached, as amended from time to time, should be completed for any order for an Access Person's own account or one in Section 4 above and should be signed and presented, or, in the case of an Access Person who wishes to while outside of the Boston area, sent by facsimile machine, to the Preclearance Administrators or their designated. Any preclearance request received before 3:00 p.m. on a business day normally will be responded to by 10:30.m. on the following business day. Preclearance requests will be reviewed by Equity and Fixed Income Department who will be kept apprised of recommendations and orders to purchase and sell securities on behalf of MFS clients, completion or cancellation of such orders and the securities currently held in portfolios managed by MFS. Their advice be forwarded to a Preclearance Authority.

An Access Person who obtains the written notice of a Preclearance Authority indicating consent to an order which the Person proposes to enter for his or her own account or one described in Section 4 above may only must execute that on the day when such notice is received unless otherwise stated on the notice. Such notices will always be in writing; however, in the case of an Access Person who wishes to preclear a transaction while outside the Boston area, a Preclearance Administrator will also provide oral confirmation of the content of the written notice.

Preclearance requests may be denied for any number of appropriate reasons, some of which are highly confidential. Accordingly, an Access Person is not entitled to receive any explanation or reason if his or her preclearance request is denied.

         Significant Ownership by MFS Clients. In cases where MFS clients own, in the aggregate, 8% or more of the outstanding equity securities of an issuer, requests by Access Persons to purchase the securities of such issuer will be denied. Requests to preclear sales of such securities may be granted, subject to the standard requirements set forth in
         Section 3 above.

         Securities Subject to Automatic Purchases and Sales for MFS Clients. Certain MFS funds and institutional accounts are managed such that the securities held in such portfolios are regularly purchased or sold on an equal proportionate basis so as to preserve specified percentage weightings of such securities across such portfolios. Requests to preclear purchases of securities held in such portfolios will be denied. Requests to sell such securities may be granted, subject to the standard preclearance requirements set forth in Section 3 above.

         Options and Futures Transactions. Access Persons may purchase (to open) and sell (to close) call and put options and futures contracts on securities, subject to the preclearance and other requirements of this Code of Ethics; however, an Access Person may not buy a put option on any security held in a portfolio managed by MFS or write (sell to open) options and futures contracts. In the case of purchased put and call options, the preclearance of the exercise of such options as well as their purchase and sale, is required. Preclearance of the exercise of purchased put and call options shall be requested on the day before the proposed exercise or, if notice to the writer of such options is required before the proposed exercise date, the date before notice is proposed to be given, setting forth the proposed exercise date as well as the proposed notice date. Purchases and sales of options or futures contracts to "close out" existing options or futures contracts must be precleared.

         MFS Closed-End Funds. All transactions effected by any Non-Access Person or Access Person in shares of any closed-end fund for which MFS or one of its affiliates acts as investment adviser shall be subject to preclearance and reporting in accordance with this Code of Ethics. Non-Access Persons are exempt from the preclearance and reporting requirements set forth in this Code of Ethics with respect to transactions in any other type of securities, so long as they have not received any information about any particular investment recommendation or executed or proposed transaction for any MFS client with respect to such security.

6. Duplicate Confirmation Statement Requirement. In order to implement and enforce the above policies, every MFS representative (excluding Retired Partners and employees of the Transfer Agent Division of MFS Service Center, Inc. employees) shall arrange for his or her broker to send MFS duplicate copies o all confirmation statements issued with respect to the representative's transactions and all periodic statements for such representative's securities accounts. The Preclearance Administrators will assist MFS representatives in complying with this requirement.

7. Reporting Requirement. Each MFS representative (excluding Retired Partners and employees of the Transfer Agent Division of MFS Service Center, Inc. employees) shall report on or before the seventh business day of each calendar quarter any securities transactions during the prior quarter in accounts covered by Section 4 above. Reports shall designate the Preclearance Authority who cleared the transaction, if preclearance was required, and shall be in the for attached hereto, as amended from time to time. Reports shall be reviewed by MFS personnel designated by the Executive Committee.

In filing the reports for accounts within these rules, please note:

         (i) You must file a report for every calendar quarter even if you had no reportable transactions in that quarter; all reportable transactions should be listed, if possible, on a single form.

         (ii) Reports must show any sales, purchases or other acquisitions or dispositions, including gifts, exercises of conversion rights and exercises or sales of subscription rights. See Section 8 below for certain exceptions to this requirement.

         (iii) Copies of bank statements or broker's advice may be attached to your report in lieu of listing the transactions.

         (iv) Reports will be treated confidentially unless a review of particular reports with the representative is required by the Executive Committee.

         (v) Reports are made available for review by the Trustees of MFS investment company clients at their regular meetings.

         Note: Any MFS representative who maintains all of his or her personal securities accounts with one or more of the following broker-dealer firms reasonably acceptable to the Compliance Department(or other firms designated from time to time by the Executive Committee), and arranges for such firms to send the confirmation statements and periodic account statements (no less frequently than quarterly) required by Section 6 above, shall not be required to prepare and file the quarterly reports required by this Section 7. However, each such MFS representative shall be required to verify the accuracy and completeness of all such statements on at least an annual basis. Spartan (Fidelity) Brokerage Merrill Lynch, Pierce, Fenner & Smith;
         PaineWebber/Kidder Peabody; or Oppenheimer.

8. Certain Exceptions. Transaction in shares of any of the open-end investment companies for which the MFS organization is investment adviser and transfer agent, including the reinvestment of distributions, need not be precleared or reported. Such information will be obtained from the investment company's transfer agent on at least a quarterly basis and reviewed by MFS personnel designed by the Executive Committee. Transactions in shares of other non-affiliated open-end mutual funds need not be reported or precleared.

Transaction in shares of any of the open-end investment companies for which MFS organization is investment adviser, but not transfer agent, need not be precleared but (except for the reinvestment of distributions and automatic bank draft investments) must be reported.

Automatic reinvestment of distributions of closed-end funds advised by MFS pursuant to dividend reinvestment plans of such funds need only be reported. All other closed-end fund transactions must be precleared and reported.

Transactions in securities issued by companies with market capitalizations of at least $5 billion generally will be eligible for automatic preclearance (subject to certain exceptions), but must be reported and are subject to post-trade monitoring. The Compliance Department will maintain a list of issuers that meet this market capitalization requirement.

Transactions in U.S. Treasury securities (including options and futures contracts and other derivatives with respect to such securities) need not be precleared or reported. Option and futures contracts on U.S. Government obligations (other than U.S. Treasury securities) and securities indices need not be precleared but must be reported.

Transactions in U.S. Government securities offered on the basis on "non-competitive tender" need not be precleared or reported. However, U.S. Government obligations (other than U.S. Treasury securities) offered by "subscription" must be precleared and reported. Transactions in money market instruments need not be precleared, although such transactions must be reported.

Receipts of stock dividends and stock splits need not be reported.

Foreign currency transactions need not be precleared or reported.

Transactions in real estate limited partnership interests need not be precleared or reported.

9. Disclosure of Personal Securities Holdings. All Investment Personnel (other than certain clerical and administrative personnel specifically excluded by the Compliance or Legal Department) are required to disclose all personal securities holdings upon commencement of employment with MFS and thereafter on an annual basis.

10. Gifts, Entertainment and Favors. MFS representatives must not make business decisions that are influenced or appear to be influenced by giving or accepting gifts, entertainment or favors. Investment Personnel are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of MFS or its clients. Invitations to an occasional meal, sporting event or other similar activity will not be deemed to violate this restriction unless the occurrence of such events is so frequent or lavish as to suggest an impropriety.

11. Service as a Director. All MFS representatives are prohibited from serving on the boards of directors of commercial business enterprises, absent prior authorization by the Executive Committee based upon a determination that the board service would be consistent with the interests of MFS' clients. In the relatively small number of instances in which board service is authorized, MFS representatives serving as directors may be isolated from other MFS representatives through "Chinese Wall" or other appropriate procedures.

12. Certification of Compliance with Code of Ethics. All MFS representatives (including Non-Access Persons) shall be required to certify annually that (i) they have read and understand this Code of Ethics and recognize that they are subject to its requirements applicable to them and (ii) they have complied with all requirements of this Code of Ethics applicable to them, and have reported all personal securities transactions (whether pursuant to quarterly reports from the representative or duplicate confirmation statements and periodic reports from the representative's broker-dealer) required to be reported pursuant to this Code of Ethics.

13. Sanctions. Any trading for an MFS representative's account which does not evidence a good faith effort to comply with these rules will be subject to Executive Committee review. If the Executive Committee determines that a violation of this Code of Ethics or its intent has occurred, it may impose such sanctions as it deems appropriate including forfeiture of any profit from a transaction and/or termination of employment. Any violations resulting in sanctions will be reported to the Boards of Trustees of MFS investment company clients and will be reflected in the employee's personnel file.

                                          APPENDIX A

                                  CERTAIN DEFINED TERMS

As used in this Code of Ethics, the following shall terms shall have the meanings set forth below, subject to revision from time to time by the Executive
Committee:

         Portfolio Managers -- employees who are authorized to make investment decisions for a mutual fund or client portfolio. Note: research analysts are deemed to be Portfolio Managers with respect to the entire portfolio of any fund managed collectively by a committee of research analysts (e.g. MFS Research Fund).

         Investment Personnel -- all Portfolio Managers as well as securities analysts, traders and other members of the Equity Trading, Fixed Income and Research Departments.

         Access Persons -- all Portfolio Managers, Investment Personnel and other members of the following departments or groups: Institutional Advisors; Compliance; Fund Accounting; and Investment Communications; and Technology Services & Solutions ("TS&S") (excluding, however, certain TS&S employees who may be specifically excluded by the Compliance or Legal Departments); also included are members of the MFS Executive Committee and the MFS Advisory Board. In certain instances, non-employee consultants and other independent contractors may be deemed Access Persons and therefore be subject to some or all of the requirements set forth in this Code of Ethics.

         Non-Access Persons -- all employees of the following departments or groups: Corporate Communications; Corporate Treasury; Information Technology Services; Facilities Management; Human Resources; Internal Audit (unless undergoing an audit of an access area); Legal; MFS Service Center, Inc. (other than TS&S employees); Retired Partners; Travel and Conference Services; the International Division; MFS International Ltd.; MFS Fund Distributors, Inc.; and MFS Retirement Services, Inc. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. In addition, transactions in shares of the MFS closed-end funds are subject to all such preclearance and reporting requirements (see Section 6 of this Code of Ethics).

                                  Exhibit (p)(3)


Set forth below is Lazard's policy on personal securities transactions. As a general rule, Lazard personnel are reminded that the interests of Lazard's clients take priority over the investment desires of Lazard personnel. All Lazard personnel must conduct themselves in a manner consistent with Lazard's requirements as set forth in this Code of Ethics and the respective Codes of Ethics of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. as well as the Compliance Manual of Lazard Freres & Co. LLC ("LF&Co" or the "Firm") then in effect. Please review this Code of Ethics carefully and contact the Compliance Department if there are any questions.

Personal Securities Accounts Covered

       The restrictions set forth below apply to trading for all "Personal Securities Accounts." These include:

o Accounts in the Managing Director's or employee's name or accounts in which the Managing Director or employee or any Related Person has a direct or indirect beneficial interest other than an account which is managed by another manager, or by other Lazard portfolio managers, for a fee;

o    Accounts in the name of the Managing Director's or employee's spouse;

o Accounts in the name of children under the age of 21, whether or not living with the Managing Director or employee, and relatives or other individuals living with the Managing Director or employee or for whose support the Managing Director or employee is wholly or partially responsible (together with the Managing Director's or employee's spouse, "Related Persons");

o Accounts in which the Managing Director or employee or any Related Person directly or indirectly controls, participates in, or has the right to control or participate in, investment decisions, except for trades where the Managing Director or employee or Related Person does not provide input.

Restrictions

The following restrictions apply to trading for Personal Securities Accounts of Lazard personnel, all of which are subject to certain de minimus provisions and may be waived upon consent of Lazard's or; to the extent applicable, LF&Co's, compliance personnel:

1. No transactions for a Personal Securities Account may be made in a security that is on the Restricted List;

2.       No security may be purchased or sold for a Personal Securities Account:

(a) if the security is currently being considered for purchase or sale for a Lazard client; or

(b) if the security is being purchased or sold for a Lazard client on that day or has been purchased or sold for a Lazard client within the immediately preceding 7 calendar day period;

3. No purchase and sale, or sale and purchase, of a security for a Personal Securities Account may occur within any 60-day period without prior approval of Norman Eig, Herb Gullquist or Bill Butterly;

4. No transaction for a Personal Securities Account may be made in securities offered pursuant to a public offering. Securities offered pursuant to a private placement may not be purchased for Personal Securities Accounts without the approval of Norman Eig, Herb Gullquist or Bill Butterly;

5. No transaction for a Personal Securities Account may be made in "deal" or "rumor" securities, which are defined as securities of companies that are the subject of reports or rumors of actual or anticipated extraordinary corporate transactions or other corporate events;

6. Absent approval from the appropriate compliance personnel, Managing Directors and employees are prohibited from engaging in the trading of options or futures and from engaging in speculative trading as opposed to investment activity. When such approval is given and Managing Directors and employees effect opening transactions in options, the resulting closing transaction will be considered effected on the day that the opening transaction was effected for compliance purposes. The Managing Director or employee must wait 60 days from the date of the opening transaction before effecting the closing transaction.
        Managing Directors and employees are prohibited from engaging in short sales of any security.

7. No transaction may be made in violation of the Material Non-Public Information Policies and Procedures as outlined in Chapter X of LF&Co's Compliance Manual; and

8. All transactions for Personal Securities Accounts must be approved by a Managing Director of Lazard, preferably the Managing Director to whom the employee reports, and pre-cleared by Don Klein and Bill Butterly, or their respective representatives. These approvals should be written on the trade ticket. In addition, each Managing Director or employee should complete and deliver to Bill Butterly, prior to the transaction, the attached personal securities transaction form. The procedure for pre-clearing a personnel trade is explained in greater detail below.

Exemptions

The restrictions and prohibitions contained in this Code shall not apply to:

(a) Purchases or sales of securities which receive the prior approval of either Norman Eig or Herbert W. Gullquist and Bill Butterly (the approving officer having no personal interest in such purchases or sales) because such purchases or sales are not likely to have any economic impact on any client account managed or advised by Lazard

(b) Any securities transaction, or series of related transactions during any 30-day period, involving 500 shares or less in the aggregate of any security, if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than US $1 billion ("de minimus exemption"). This provision does not provide an exemption from the 60-day holding period.

Other Items

1. Lazard personnel may not serve on the board of directors of any corporation (other than a not-for-profit corporation or a related Lazard entity) without the prior approval of Norman Eig or Herb Gullquist;

2. All Lazard personnel must complete quarterly Personal Security Account transaction reports. By law, these reports must be returned to Compliance by the tenth day following the end of the quarter. To ensure strict compliance with these requirements, the forms should be returned by the seventh day following the end of the quarter; and

3. Each Lazard Managing Director and employee must annually certify compliance with the Lazard Code of Ethics with respect to all Personal Securities Accounts.

Securities Covered

Lazard's policies and procedures regarding personal securities trading set forth herein apply to transactions involving all equity and debt securities, including common and preferred stock, investment and non-investment grade debt securities, investments convertible into or exchangeable for stock or debt securities, or any derivative instrument relating to any such security or securities index, including options, warrants and futures, or any interest in a partnership or other entity that invests in any of the foregoing. Investments in mutual funds, certificates of deposit and federal government obligations are not covered by these policies and procedures. Any other exception to personal securities trading policies and procedures must be approved.

Transaction Approval Procedures

Internal Accounts

To pre-clear a transaction being made in a Personal Securities Account held at the Firm (an "Internal Account"), Lazard personnel must:

1. Complete and sign a trade ticket and have it signed by their supervising Managing Director* or, in the absence of their supervising Managing Director, another Lazard Managing Director;

2. Complete and sign a Lazard Personal Securities Transaction Approval Request, a copy of which is attached hereto as Exhibit A; and

3. Give both the Transaction Approval Request Form and the trade ticket to Bill Butterly or David Osunkwo for approval; the Compliance Department will process the ticket and forward it to the trading room for execution.

Both the Transaction Approval Request Form and the trade ticket, duly completed and signed as required, must be received by Bill Butterly or David Osunkwo no later than 9:30 a.m. each day. The Compliance Department will process and submit the tickets for execution. Trade tickets received by the Compliance Department after 9:30 a.m. will be processed on the next business day.

Outside Accounts

Lazard personnel may not maintain a securities or commodities account (including a foreign securities account) at any other broker or dealer or bank (an "Outside Account") without the prior written consent of the Firm. Where such consent is given, employees must provide the Firm with the name of the broker-dealer firm with whom they carry their personal accounts and must request that the broker-dealer send to Lazard, to the attention of both Donald Klein and Bill Butterly, copies of monthly account statements and all trade confirmations. These same principles apply to establishing an account at another brokerage\ house where the employee has control over the trading in that account (such as a discretionary account, a nominee account, an account for a general or limited partnership, a trust account), or an account of a corporation where trading is controlled or influenced by the Lazard employee. If you already have an Outside Account, please notify Bill Butterly as soon as possible to facilitate the distribution and review of your monthly account statements and trade confirmations.

Managing Directors and employees are required to report promptly to Donald Klein and Bill Butterly any change in status or location of any account in which they have a beneficial interest as defined above. With respect to a trust account of which a Managing Director or employee or member of his immediate family is a beneficiary, the Firm policy requires that the Firm receive duplicate confirmations and monthly account statements for each such account. Similarly, Managing Directors and employees are required to report private securities and commodities transactions effected by or for (i) themselves, (ii) spouses and unemancipated family members, (iii) accounts over which the employee has control as described above, or (iv) accounts of which the employee or a member of his family is a beneficiary, or (v) accounts of family members including

Accounts of in-laws where introduced or carried by an employee or Managing Director's member organization. Deviations from the foregoing policies will be permitted only with the prior written approval of an appropriate individual with compliance responsibilities.

To pre-clear a transaction being made in an outside account, Lazard personnel must

1. Complete and sign a Transaction Approval Request Form from Don Klein's office, a copy of which is attached hereto as Exhibit B, and have the form signed by a Managing Director*, preferably to whom the employee reports,;

2. Complete and sign a Lazard Personal Securities Transaction Approval Request, a copy of which is attached hereto as Exhibit A; and

3. Give both Transaction Approval Request Forms to Bill Butterly or David Osunkwo for approval. The Transaction Approval Request Forms duly completed and signed as required, must be received by Bill Butterly or David Osunkwo no later than 9:30 a.m. each day. Trade requests received by the Compliance Department later than 9:30 a.m. will be processed on the next business day. The Compliance Department will process the requested trade and notify the Managing Director or employee of the approval status.

Once a Managing Director or employee receives approval, the Lazard personnel must transmit appropriate trade instructions to their outside broker within two days, or the approval will become null and void.

--------
* Gerald Mazzari has been designated the authorized signatory for employees in the following departments: Administration, Account Services, New Accounts, Database/Proxies/Billing, Accounting, Client Reporting, Portia A.P.O., Production Center, Account Services, Billing and Client Reporting. In his absence, a Managing Director's signature will continue to be required.

                                  LAZARD FRERES & CO. LLC
                                  INTEROFFICE MEMORANDUM
TO:      Donald Klein                               _____________________, 1998
RE:      Transaction Approval Request

================================================================================
As required by Lazard Freres & Co. LLC (the "Firm"), I hereby request the Firm's approval for the proposed securities transaction described below. (Firm approval is not required for investments in mutual funds, certificates of deposit, or federal government obligations.)
EMPLOYEE NAME: (Please Print) __________________________________________________
Account No. _________________          Brokerage Firm: _________________________
Account Name:  (If different than Employee) ____________________________________
Relationship to Employee (e.g., spouse, child, dependent or other Related Persons):
         1.   Date: _________________________
              If transaction is a SELL, date securities purchased __________
         2.   Security Description: ___Common or Preferred ___Bond ___Other
         3.   Security Name: ____________________     _____BUY or  _____SELL
         4.   Size of Proposed Transaction: Number of Shares, Bonds or Other ___
         5.   Reason for purchase/sale: ________________________________________
Managing Director/Employee by his/her signature affixed below declares that the Managing Director/Employee, and if applicable, the Related Person on whose behalf approval is sought, has no inside information or other knowledge pertaining to this proposed transaction that constitutes a violation of any Firm policy or securities law, rule or regulation.
__________________________ __               ________________________________
Compliance Approval                         Managing Director/Employee Signature
_____ Approve   _____ Disapprove            ________________________________
                                            Supervising Managing Director
THIS APPROVAL ONLY APPLIED TO THE TRANSACTION DESCRIBED ABOVE AND ONLY IF EXECUTED WITHIN TWO BUSINESS DAYS FROM THE DATE OF APPROVAL. ANY ADDITIONAL OR LATER TRANSACTIONS REQUIRE SEPARATE APPROVAL.
cc:      Employee
As of _____________________.

                         LAZARD PERSONAL SECURITIES TRANSACTION APPROVAL REQUEST

--------------------------------------------------------------------------------

This section must be completed and signed by the Managing Director/Employee making the trade. Please attach the trade ticket signed by a Managing Director before giving this approval request form to the appropriate compliance personnel.


-------------------------------------      -------------------------------------
NAME OF Managing Director OR EMPLOYEE      DATE

-------------------------------------      ------------
ACCOUNT NAME (IF DIFFERENT FROM             ACCOUNT #
MANAGING DIRECTOR OR EMPLOYEE NAME)

-------------------------------------      -------------------------------------
SECURITY NAME AND SYMBOL                   SIZE OF TRANSACTION (NUMBER OF
                                           SHARES OR BONDS)

-------------------------------------
SECURITY DESCRIPTION

Have you purchased or sold this security within the past 60 days?___ Yes ___  No

Managing Director or employee relationship to issuer: __________________________

Managing Director/Employee by his/her signature below declares that the information given above is correct to the best of his/her knowledge and that the Managing Director/Employee, and if applicable, the Related Person on whose behalf approval is sought, has no inside information or other knowledge pertaining to this proposed transaction that constitutes a violation of any policy of Lazard Freres & Co.LLC or securities law, rule or regulation.


_______________________________________

Managing Director or Employee Signature

--------------------------------------------------------------------------------

================================================================================
This section for completion by Lazard compliance personnel.

Approved by Managing Director? ___ Yes ___ No Public Offering?   ___ Yes ___ No
Copy of Trade Ticket Attached? ___ Yes ___ No Private Placement? ___ Yes ___ No
Security contemplated for trading by Lazard clients?             ___ Yes ___ No
================================================================================

_________________________________________
Confirmed by (Managing Director)

Security traded by Lazard clients within past seven days?
        _____   Yes   _____   No
Security purchased or sold by Managing Director or employee within past 60 days
        _____   Yes   _____   No

_________________________________________
William G. Butterly, III

                                  Exhibit (p)(4)

                Code of Ethics
                                                           Adopted May 10, 1995
                                                       Revised January 20, 1999
                                  CODE OF ETHICS

1.       Purposes

         This Code of Ethics is adopted by and on behalf of Investment Advisers, Inc., IAI International Limited, IAI Securities, Inc. and each of the registered investment companies within the IAI Family of Funds in an effort to prevent violations of the 1940 Act and the Rules and Regulations thereunder and to codify the written policies and procedures designed to prevent the misuse of Material nonpublic information in violation of the 1934 Act or the Advisers Act, or the Rules and Regulations thereunder, or ensure IAI International's compliance with the Investment Management Regulatory Organisation and the Rules and Regulations thereunder.

         Rule 17j-1(b)(1) of the 1940 Act requires registered investment companies and each investment adviser of or principal underwriter for such investment companies to adopt a written code of ethics containing provisions reasonably necessary to prevent access persons from engaging in certain activities prohibited by Rule 17j-1 and to use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of such code.

         Section 204A of the Advisers Act requires investment advisers to establish, maintain, and enforce written policies and procedures reasonably designed to prevent the misuse of Material nonpublic information by such investment adviser or any person associated with such investment adviser.

         The purpose of this Code is to establish policies consistent with Rule 17j-1 of the 1940 Act, Section 204A of the Advisers Act and with the following general principals:

                           All employees have the duty at all times to place the interests of clients and shareholders ahead of their own personal interests in any decision relating to their personal investments.

                           All personal securities transactions shall be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

                           Employees shall not take inappropriate advantage of their position and must avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of shareholders and clients.

2.       Scope and Applicability

         The prohibitions and the preclearance and reporting requirements set forth in this Code apply to all transactions in a Security which the Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership unless that Security or transaction has been specifically exempted by this Code. An Access Person may be an Access Person with respect to one or more of the individual companies described collectively herein as Adviser.

3.       Definitions

         Unless the context clearly indicates otherwise, capitalized terms have the meanings set forth in Section 15 hereto.

4.       Exempted Securities

         Sections 6, 7 and 9 of this Code shall not apply to:

         (a) shares of unaffiliated registered open-end investment companies (mutual funds, european funds and unit trusts);

         (b) securities issued by the United States government, the UK government, or any EU government;

         (c) short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the 1940 Act;

         (d) bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may be designated by Adviser or the Board of Directors of a Fund; and

         (e)      foreign currencies.

5.       Exempted Transactions

         A.       Sections 6, 7 and 9 of this Code shall not apply to:

                  (1) purchases or sales of securities which are not eligible for purchase or sale by any Fund or other client of Adviser;

                  (2) purchases or sales which are non-volitional on the part of either the Access Person or a Fund or other client of Adviser, including PEP and ISA products for IAI International employees;

                  (3) purchases which are part of an automatic dividend reinvestment plan; and

                  (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

         B.       Sections 6 and 7 of this Code shall not apply to:

                  (1) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control; and

                  (2) purchases and sales of corporate bonds, municipal bonds, or UK and EU local authority securities in the secondary market; provided, however such transactions shall remain subject to the prohibitions of Section 7.D.

6.       Preclearance

         Except as set forth in Sections 4 and 5 of this Code, Access Persons, other than Disinterested Directors and Non-Executive Directors, must preclear all personal transactions in a Security as set forth below. The preclearance requirements of this Section 6 are in addition to, and not in limitation of, the prohibitions of Sections 7 and 8 and the reporting requirements of Section 9 of this Code.

         A.       Publicly Traded Securities

                  Preclearance is required for any purchase or sale of a publicly traded Security. Such transactions must be precleared pursuant to such procedures as may be established by Adviser from time to time. If clearance is granted for a transaction, the transaction must be executed by the close of business on the day such clearance is granted.

         B.       Private Placements

                  Prior approval is required for any purchase of a nonpublicly traded security. Such approval will take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client of Adviser and whether the opportunity is being offered to the Access Person by virtue of his or her position with Adviser.

7.       Prohibited Purchases and Sales

         A.       Equity Initial Public Offerings

                  No Investment Personnel or Senior Management shall acquire any equity Security in an initial public offering. Privatisations in which a traunch has been reserved for retail investors and which no IAI or IAII clients have access, are premitted.

         B.       Debt New Issue Offerings

                  No Investment Personnel or Senior Management shall acquire in a new issue offering any municipal or corporate debt security in which a Fund or other client of Adviser is also acquiring an interest. Staff in IAI International Ltd. may invest in initial public offerings under the existing preclearance procedures but must be aware that any stock allocated may not be sold for 60 days.

         C.       Blackout Periods

                  (1) Access Persons. Except as provided in Sections 4 and 5 of this Code, Access Persons are prohibited from executing a personal transaction in a Security at any time during which (1) such Security is listed on a restricted security list or other such list as may be maintained by Adviser; or (2) such Access Person has actual knowledge that such Security is being considered for purchase or sale by Adviser.

                  (2) Portfolio Managers. In addition to the prohibitions set forth in Section 7.C.(1) above, Portfolio Managers are prohibited from executing a personal transaction in a Security within seven days before purchasing or selling such Security for a Fund or other client account for which such Portfolio Manager has management or advisory responsibility.

         D.       Short-Term Trading

                  Except as provided in Section 4 and Sections 5.A. and 5.B.(1) of this Code, Investment Personnel are prohibited from profiting from a purchase and sale, or sale and purchase, of the same Security within 60 calendar days. The following additional securities are exempt from this restriction:
                  -   Stock Index Options and Futures
                  -   Hard Commodity Options and Futures
                  -   Options and Futures on U.S. Government Securities
                  -   Options and Futures on Foreign Currencies
                  -   Options and Futures on Corporate or Municipal Bond Indices

         E.       Transactions by Disinterested and Non-Executive Directors

                  (1) Disinterested and Non-Executive Directors are prohibited from executing transactions in a Security if such director, at the time of the transaction, knew, or in the ordinary course of fulfilling his or her official duties as a director of a Fund or Adviser should have known, that during the fifteen day period immediately preceding or after the date of the transaction in such a Security by the director, such Security is or was purchased or sold by Adviser or is or was being considered for purchase or sale by Adviser.

                  (2) With respect to securities transactions by a Fund, Disinterested Directors in their capacity as such have responsibility for reviewing such transactions at regular quarterly meetings. Such meetings typically are held 30 to 45 days after each calendar quarter. Schedules of securities transactions during the most recent prior calendar quarter are mailed to Disinterested Directors approximately one week before the meeting at which they will be reviewed. Such schedules do not include transactions in any security which have occurred, or with respect to which the transaction order has not been completed, within fifteen days prior to the mailing. Consequently, Disinterested Directors in the ordinary course of fulfilling their official duties to a Fund shall be deemed to have no duty, and would have no reason to know of, or inquire about, a transaction in a security by a Fund during the fifteen day period immediately preceding or after such Disinterested Director's transaction in that security.

8.       Insider Trading Restrictions

         (a) Employees shall use due care to ensure that Material nonpublic information remains secure and shall not divulge to any person any Material nonpublic information, except in the performance of his or her duties. For example, files containing Material nonpublic information should be sealed, and access to computer files containing Material nonpublic information should be restricted.

         (b) If an Employee learns of any Material nonpublic information, such information shall not be divulged to any other person except such information shall be promptly disclosed to the Director of Compliance of Adviser.

         (c) Upon receipt of such Material nonpublic information, the Director of Compliance of Adviser shall promptly notify appropriate personnel of Adviser to abstain from all trading in the appropriate Security until such information becomes public. Orders already sent for execution may not be halted or changed upon receipt of material insider information.

         (d) No Insider shall engage in Insider Trading, on behalf of himself or others.

         (e) Absent extraordinary circumstances, no Insider shall be deemed to have violated this Code for effecting a Securities transaction, if such Insider has been advised by the Director of Compliance that the transaction would be consistent with this Code.

         (f)      Adviser shall make written records of actions under this
                  Section 8.

9.       Reporting

         A.       Access Persons

                  (1) Access Persons (other than Disinterested Directors and Non-Executive Directors) shall direct their brokers to supply to the Director of Compliance or other designated compliance officer of the Adviser, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts in which such Access Persons have Beneficial Ownership. Compliance with this requirement will be deemed to satisfy the reporting requirements imposed on Access Persons under Rule 17j-1(c).

                  (2) Upon commencement of employment and monthly thereafter, Access Persons (other than Disinterested Directors and Non-Executive Directors) shall disclose all personal securities holdings. Compliance with the ongoing reporting requirement will be satisfied by providing monthly statements of brokerage accounts. Securities not included in such brokerage statements must be reported annually.

                  (3) Investment Personnel and Senior Management who own securities acquired in a private placement shall disclose such ownership to the Chief Investment Officer of Adviser if such person is involved in any subsequent consideration of an investment in the issuer by Adviser. In such circumstances, Adviser's decision to purchase securities of the issuer will be subject to an independent review by Investment Personnel with no personal interest in the issuer.

         B.       Disinterested Directors and Non-Executive Directors

                  (1) Disinterested Directors and Non-Executive Directors need only report a transaction in a Security if such director, at the time of that transaction, knew, or in the ordinary course of fulfilling his or her official duties as a director should have known, that during the fifteen day period immediately preceding or subsequent to the date of the transaction by the director, such security was purchased or sold by a Fund or Adviser or was being considered for purchase or sale by a Fund or Adviser.

                  (2) Any report required by this Section 9.B shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected and shall contain the following information:

                           (i) the date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                           (iii) the price at which the transaction was effected; and

                           (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.

10.      Post-Trade Monitoring

         Adviser shall implement appropriate procedures to monitor personal investment activity by Access Persons.

11.      Annual Reporting

         The Director of Compliance will annually prepare a report to the Board of Directors of the Adviser and to the Board of Directors of the Funds that summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year, identifies any violations requiring significant remedial action and identifies any recommended changes in existing restrictions.

12.      Gifts

         Employees of Adviser are prohibited from receiving any gift or combination of gifts within a 12-month period of more than $100 or $100 for staff of IAI International Ltd. in value from any person or entity that does business with Adviser or a Fund. Occasional business meals or entertainment (theatrical or sporting events, etc.) are not considered as gifts and are permitted so long as they are not excessive in number or cost. Employees must maintain a log of gifts and occassional business meals/entertainment and report such gifts in accordance with procedures adopted by Adviser from time to time.

13.      Service as a Director

         Employees of Adviser are prohibited from serving as a member of the Board of Directors of publicly traded companies absent prior authorization by the Board of Directors of the Fund based upon a determination that such service is consistent with the interests of the Fund and its shareholders.

14.      Sanctions

         A.       General

                  Upon discovering a violation of this Code of Ethics, Adviser may impose such sanctions as it deems appropriate, including inter alia, disgorgement of profits realized, a fine, letter of censure, or suspension or termination of the employment of the violator. A violator shall be obligated to pay any sums due pursuant to this paragraph due to a violation by a member of the immediate family of such violator. Any profits realized on trades in violation of the prohibitions set forth in Sections 7 and 8 must be immediately disgorged except those violations described in Section 14.C. In determining any further sanctions to be imposed for violations of this Code, irrespective of whether profits were realized by the violator as a result of trading within the proscribed period or otherwise, Adviser may consider any factors deemed relevant, including without limitation:

                           1.       the degree of willfulness of the violation;

                           2.       the severity of the violation;

                           3. the extent, if any, to which the violator profited or benefited from the violation;

                           4. the adverse effect, if any, of the violation on a Fund or other of Adviser's clients;

                           5. the market value and liquidity of the class of securities involved in the violation;

                           6. the prior violations of the Code, if any, by the violator; and

                           7.       the circumstances of discovery of the
                                    violation.

         B.       Non-Exclusivity of Sanctions

                  The imposition of sanctions hereunder by the Board of Directors of Adviser shall not preclude the imposition of additional sanctions by the Board of Directors of a Fund and shall not be deemed a waiver of any rights by a Fund. In addition to sanctions which may be imposed by the Boards of Directors of Adviser and a Fund, persons who violate this Code may be subject to various penalties and sanctions including, for example, (i) injunctions; (ii) treble damages;
                  (iii) disgorgement of profits; (iv) fines to the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and (v) jail sentences.

         C.       Inadvertent Violations

                  A transaction by Access Persons inadvertently effected in violation of the prohibitions set forth in Section 7.C., will not be considered a violation of this Code and disgorgement (or liquidation) will not be required so long as the transaction was effected in accordance with the preclearance procedures described in Section 6 above and without actual knowledge that such Security was being considered for purchase or sale, a pending buy or sell order existed, or the security was otherwise subject to restriction.

15.      Definitions

         (a) "Access Person" means any director, officer, general partner, or employee of Adviser, or any natural person in a control relationship to Adviser who obtains information concerning recommendations made by Adviser with regard to the purchase or sale of a Security.

         (b) "Adviser" means Investment Advisers, Inc., IAI International Limited and IAI Securities, Inc.

         (c) "Advisers Act" means the Investment Advisers Act of 1940, as amended.

         (d)      "Affiliated Person" of another person means:

                  1. Any person directly or indirectly owning, controlling, or holding with power to vote, five percent (5%) or more of the outstanding voting securities of such other person;

                  2. Any person, five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person;

                  3. Any person directly or indirectly controlling, controlled by, or under common control with, such other person;

                  4. Any officer, director, partner, co-partner, or employee of such other person;

                  5. If such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and

                  6. If such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

         (e) "Associated Person" means any partner, officer or director of Adviser (or any person performing similar functions), or any person directly or indirectly controlling or controlled by Adviser, or any employee of Adviser.

         (f) "Beneficial Ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires. To have beneficial ownership, a person must have a direct or indirect pecuniary interest, which is the opportunity to profit directly or indirectly from a transaction in securities. Thus, a person may be deemed to have beneficial ownership of securities held by members of his or her immediate family sharing the same household, or by certain partnerships, trust, corporations or other arrangements. For additional information, see Appendix A.

         (g) "Code" means this Code of Ethics, as amended from time to time.

         (h) "Control" shall have the meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940, as amended. For example, "control" means the power to exercise a controlling influence over the management or policies of a company. Beneficial ownership of more than 25% of the voting securities of a company is presumed to be "control" of such company.

         (i) "Disinterested Director" means a director of a Fund who is not an "interested person" of the Fund within the meaning of
                  Section 2(a)(19) of the Act.

         (j) "Fund" means each of the registered investment companies within the IAI Family of Funds.

         (k) "Insider" means Adviser or an Associated Person of Adviser, or any Affiliated Person thereof, or any member of the immediate family. Additionally, a person is deemed an "Insider" if such person enters into a special confidential relationship in the conduct of the affairs of Adviser, or any Affiliated Person thereof, and as a result is given access to Material nonpublic information. Examples of such Insiders include accountants, consultants, advisers, attorneys, bank lending officers, and the employees of such organizations.

         (l) "Insider Trading" means the use of Material nonpublic information to trade in a Security (whether or not one is an Insider) or the communication of Material nonpublic information to others. While the meaning of the term is not static, "Insider Trading" generally includes:

                  1. trading in a Security by an Insider, while in possession of Material nonpublic information;

                  2. trading in a Security by a person who is not an Insider, while in possession of Material nonpublic information, where the information either was disclosed to such person in violation of an Insider's duty to keep it confidential or was misappropriated; and

                  3. communicating Material nonpublic information to any person, who then trades in a Security while in possession of such information.

         (m) "Investment Personnel" means any Portfolio Manager or employee who provides investment-related information or advice to a Portfolio Manager or helps execute a Portfolio Manager's decisions, including securities analysts and traders.

         (n) "Material non-public information" means information that has not been effectively communicated to the marketplace, and for which there is a substantial likelihood that a reasonable investor would consider it important in making investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of material information include information regarding dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

         (o) "Member of immediate family" of a person includes such person's spouse, children under the age of twenty-five years residing with such person, and any trust or estate in which such person or any other member of his immediate family has a substantial beneficial interest, unless neither such person nor any other member of his immediate family is able to control or participate in the investment decisions of such trust or estate.

         (p) "Non-Executive Director" means a director of Adviser who is not an employee and who does not have timely access to purchases and sales of securities by Adviser or the making of recommendations with respect to such purchases and sales.

         (q) "Portfolio Manager" means any employee who has direct responsibility and authority to make investment decisions for a Fund or other client of Adviser.

         (r) "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act. For example, "security" includes any note, stock, bond, debenture, certificate of interest or participation in any profit sharing agreement, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a securities exchange relating to foreign currency.

         (s) "Senior Management" means any officer of Adviser with the title of Senior Vice President or greater for Investment Advisers, Inc. and IAI Securities and Director or greater for IAI International, Inc. and such other persons as may be so notified in writing by the Director of Compliance. Such term shall not include Non-Executive Directors.

         (t) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (u) "1940 Act" means the Investment Company Act of 1940, as amended.

APPENDIX A
                                  Definition of Beneficial Ownership

                  The term "beneficial ownership" of securities would include not only ownership of securities held by an Access Person for his or her own benefit. Whether in bearer form or registered in his or her own name or otherwise, but also ownership of securities held for his or her benefit by others (regardless of whether or how they are registered) such as custodians, brokers, executors, administrators, or trustees (including trusts in which he or she has only a remainder interest), and securities held for his or her account by pledges, securities owned by a partnership in which he or she should regard as a personal holding corporation. Correspondingly, this term would exclude securities held by an Access Person for the benefit of someone else.

                  Ordinarily, this term would not include securities held by executors or administrators in estates in which an Access Person is a legatee or beneficiary unless there is a specific legacy to such person of such securities or such person is the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such legacy, or the securities are held in the estate more than a year after the decedent's death.

                  Securities held in the name of another should be considered as "beneficially" owned by an Access Person where such person enjoys "benefits substantially equivalent to ownership". The SEC has said that although the final determination of beneficial ownership is a question to be determined in the light of the facts of the particular case, generally a person is regarded as the beneficial owner of securities held in the name of his or her spouse and their minor children. Absent special circumstances such relationship ordinarily results in such person obtaining benefits substantially equivalent to ownership, e.g., application of the income derived from such securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, or the ability to exercise a controlling influence over the purchase, sale or voting of such securities.

                  An Access Person also may be regarded as the beneficial owner of securities held in the name of another person, if by reason of any contract, understanding, relationship, agreement or other arrangement, he obtains therefrom benefits substantially equivalent to those of ownership. Moreover, the fact that the holder is a relative or relative of a spouse and sharing the same home as an Access Person may in itself indicate that the Access Person would obtain benefits substantially equivalent to those of ownership from securities held in the name of such relative. Thus, absent countervailing facts, it is expected that securities held by relatives who share the same home as an Access Person will be treated as being beneficially owned by the Access Person.

                  An Access Person also is regarded as the beneficial owner o securities held in the name of a spouse, minor children or other person, even though he does not obtain therefrom the aforementioned benefits of ownership, if he can vest or revest title in himself at once or at some future time.

                                  Exhibit (p)(5)

                                  CUNA BROKERAGE SERVICES, INC.
                                          Code of Ethics
                                     Adopted September 1, 1997

Introductory Statement
CUNA Brokerage is adopting this Code of Ethics to safeguard the interests of CUNA Brokerage's customers, without incurring unnecessary administrative duplication of existing procedures.

CUNA Brokerage is an affiliated company of CIMCO, a registered investment advisor. CIMCO is sponsoring an Investment Company for which CUNA Brokerage is acting as principal underwriter. This Code of Ethics is adopted to address the requirements of Section 17(j) of the Investment Company Act of 1940, and Rule 17j-1 promulgated in accordance with the Investment Company Act.

Statement of General Policy
All persons associated with CUNA Brokerage shall place the interests of customers before their own personal interests. All personal securities transactions shall be conducted in such a manner as to avoid any actual or potential conflict of interest or any abuse of any person's position of trust and responsibility to CBS or its affiliated organizations. No person associated with CBS shall take inappropriate advantage of the person's association with CBS.

Quarterly reports of personal securities transactions shall be completed by each person subject to section 17(j) of the Investment Company Act, for example, a person who:

         "makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to any registered investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company."

Certification of Compliance
Each person who completes a quarterly report of personal securities transactions shall certify annually that:

         ~ The person has read and understands this Code and recognize that the person is subject to it.

         ~ The person has complied with the requirements of this Code an has reported all personal securities transactions required to be reported.

Prohibitions
No person who completes a quarterly report of personal securities transactions may:

         ~ Acquire any securities of an initial public offering for the person's own account until the seventh calendar day after the offering date and then only at the prevailing market price for bonafide long-term investment in accordance with the person's normal investment practice.

         ~ Acquire any securities through a private placement for the person's own account without the prior written approval of CBS.

         ~ Accept any gift or other thing of more than de minimus value from any person or entity that does business with or on behalf of CBS.

         ~ Serve as a director of a publicly traded company without the prior written approval of CBS.

Restricted List
This Code incorporates the provisions of the CIMCO Policy reproduced below:

         "4.1 The Restricted List is the responsibility of the Senior Vice President. The Restricted List shall include two categories of securities. The first category includes any equity security which CIMCO, on behalf of clients, intends to trade or is trading. The second category includes any security of any company moved from the Watch List [as defined in the CIMCO policy] to the Restricted List. CIMCO is prohibited from rading in any security in the second category. The list will be kept in a nonpublic place in the custody of a person designated by the Senior Vice President. The Restricted List will show:

                  ~        the date and time the security was added to the list,

                  ~        the name of the person who added it,

                  ~        the date and time a security was deleted,

                  ~        the name of the person who deleted it,

                  ~ whether the security is in category one, that is, CIMCO is trading or intending to trade the security, or is in category two, that is, CIMCO is prohibited from trading the security.

         4.2 Do not make any trade or recommendation involving any security or any option on a security on the Restricted List for yourself, any member of your family, or any other person, except that you may trade securities in category one [as defined in the CIMCO policy] for clients of CIMCO. Personal trading is prohibited during the entire time a security is on the Restricted List and for seven calendar days after the security has been removed from the Restricted List. In addition, the quarterly audit will review personal trading within seven days before a security is added to the Restricted List. The Compliance Committee [as defined in the CIMCO Policy] shall determine whether any abuse has occurred. If an abuse has occurred, any profit resulting from the abuse shall be disgorged and any other appropriate action taken. To facilitate review of personal trades, any of which may prove to have been made within seven days before a security is added to the Restricted List, all personnel with authority to make trading decisions on behalf of CIMCO and clients of CIMCO shall document in writing all personal trades, at the time of the trade, indicating why the trade would not be appropriate for CIMCO and its clients. The written documentation shall be filed within 24 hours after making the trade in the Restricted List File."

Quarterly Audits
This Code incorporates the provisions of the CIMCO Policy reproduced below:

         "5.4 A person designated by the head of Internal Auditing shall conduct an audit within the month following the end of each quarter. Notwithstanding the provisions of section 3.2, the names of companies on the Watch List shall be made available to the auditor for purposes of the quarterly audit. The audit will review quarterly reports of personal securities transactions and compare personal trades to the Restricted List. Any personal trades involving securities restricted at the time of the trade or within the seven calendar days preceding the date a security was added to the Restricted List will be noted. The audit will also review whether securities of companies on the Watch List were traded during the quarter. The results of the audit will be presented to the members of the Compliance Committee."

Board Review
The Board shall review any difficulties encountered in administering this Code any material violations of this Code, and any changes in applicable laws and regulations. At the time of such review, the Board shall consider the interests of customers and shall make any changes necessary to comply with statutory and regulatory changes.

Exceptions
All Directors, Officers and Advisory Persons, as defined in Rule 17j-1, who are subject to a similar Code of Ethics and reporting requirement, are not required to make quarterly reports to CUNA Brokerage. This exception specifically applies to Directors, Officers and Advisory Persons of CUNA Brokerage Services subject to the Code of Ethics adopted by CIMCO and/or Ultra Series Fund.

Sanctions
Violation of this Code may subject any person who completes quarterly reports to disciplinary action. The Compliance Officer will report material violations to the Board and to regulatory authorities.

                                  Exhibit (p)(6)

CIMCO Inc. has adopted the Code of Ethics of the Association for Investment Management and Research (AIMR) as its own Code of Ethics.

                                  Exhibit - Powers of Attorney

                                    LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Gwendolyn M. Boeke
                                  Gwendolyn M. Boeke



                                  LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Alfred L. Disrud
                                  Alfred L. Disrud

                                  LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Keith S. Noah
                                  Keith S. Noah


                                  LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Thomas C. Watt
                                  Thomas C. Watt

                                  LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Michael S. Daubs
                                  Michael S. Daubs



                                  LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 2nd day of September, 1999.


                                  /s/ Lawrence R. Halverson
                                  Lawrence R. Halverson